-----------------------------
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                                                   -----------------------------
                                                   OMB Number: 3235-0570

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                                                   hours per response: 19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-05685
                                   ------------------------------------


                          Williamsburg Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 135 Merchant Street, Suite 230           Cincinnati, Ohio          45246
--------------------------------------------------------------------------------
           (Address of principal executive offices)              (Zip code)


                             W. Lee H. Dunham, Esq.


Sullivan & Worcester LLP   One Post Office Square    Boston, Massachusetts 02109
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (513) 587-3400
                                                     ----------------------

Date of fiscal year end:         March 31, 2005
                          ---------------------------------------

Date of reporting period:       March 31, 2005
                          ---------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


LETTER TO SHAREHOLDERS                                              MAY 17, 2005
================================================================================

                               MARKET COMMENTARY

The stock market proved to be anemic during the first quarter of 2005 with all of the major indices posting losses. The S&P 500 recorded -2.15%, the Dow Jones -1.59% and the NASDAQ -8.10%. In a seemingly undecided market, the Davenport
Equity Fund held its ground and outperformed them all returning -1.17%. Your Fund has also outperformed its main benchmark, the S&P 500 for the one-, three- and five- year periods ending 3/31/05. The performance since inception (1/15/98) was somewhat below that of the S&P 500.

In focusing on the one-year time period ending 3/31/05, several factors led to our out performance for the past year.

o    Value added through individual stock selection

o Our over-weighted position in energy, which was the best performing sector of the S&P 500 posting a 47.1% return for the 12 month period.

o    Our over-weighted position in the materials sector which was up 17%.

o Our under-weighted positions in financials and technology worked to our advantage given their weak performance (-1.0% and -2.5% respectively)*

* This under-weighted share of technology stocks was also the main cause of our slight underperformance since inception in that we didn't fully participate in the boom days of 1998 and 1999 for this sector.

Investors are currently exhibiting a more cautious stance in spite of other positive factors. Many companies have reported above consensus earnings growth. Cash flow is strong while above average dividend increases and stock buybacks are common. It seems once the market begins to focus on the positive factors such as a still growing (albeit moderating) economy and stability in the job market, better stock performance can be expected. In the interim, better visibility will be required.

Performance for Period Ending March 31, 2005

                                                            Since Inception**
                 Q1 2005     1 Year     3 Year**    5 Year**    (1/15/98)
                 -----------------------------------------------------------
DAVPX             -1.17%      6.91%      4.29%      -0.55%        4.27%
S&P 500           -2.15%      6.69%      2.75%      -3.16%        4.60%
**Annualized

                           THE SONG REMAINS THE SAME

Veteran investors are often conflicted by a common paradox that exists in our profession. If the investment landscape appears ominous, fear drives the market and yet valuations appear reasonable. If conditions are more sanguine, confidence prevails with more aggressive investing which can lead to extended valuations. The net effect is that investors are almost never at ease.

Fortunately, the market focus today is not at the extremes mentioned above, but what if the concerns never change? The list of market worries below is the same list we had a year ago with the exception of who would win the Presidential election.
                    o    High oil prices
                    o    A rising Federal Funds rate
                    o    Widespread corporate/accounting scandals
                    o    Slow corporate earnings growth
                    o    The weak dollar along with a current budget deficit
                    o    Terrorism threats and escalating cost of the Iraqi war

The good news about a stale list is it has been "debated to death" and appears fully reflected in current market prices. It is the unforeseen events that typically cause major issues in the marketplace. As we search for the next "event", most investors have trouble disengaging from the worrisome chatter these concerns generate. This fans smoldering emotions and encourages short-term thinking when a long-term focus is paramount.

The foundation of our investment philosophy is built on examining the quality of companies, the strength of management, and the prospects within the industry. We systematically review our sector weightings versus our benchmark as we remind ourselves of Warren Buffet's adage "When management with a reputation for brilliance tackles a business (industry) with a reputation for bad economics, it is usually the reputation of the business that remains intact." The Davenport Equity Fund is structured not as a list of individual stocks, but as a basket that is correlated and yet independent. Given the energy sector's strength during the first quarter and telecommunications weakness, we are well aware of the impact exposure to a particular sector may have on a portfolio's performance and volatility.

While the S&P 500 Index fell 2.15% during the first quarter of 2005, energy stocks continued to show considerable strength gaining 17.6%, elevating the trailing one year figure to an astonishing 47.1% In contrast to the energy industry, most other companies saw their stock prices languish due to concern over rising energy costs which could lead to slower economic growth. Merrill Lynch's Rich Bernstein shares this view and estimates that the aggregate effect for every one cent increase at the pump, will lead to a $1.5 billion loss in consumers' disposable income. This may help explain why recently the consumer discretionary sector (primarily retailers) has had such a difficult time as consumers allegedly spent more of their hard earned dollars buying gas, leaving less for weekend trips to the local Wal-Mart. Remember that as much as companies would like to point the proverbial finger at rising oil prices as the reason for softer sales, it is difficult to prove. For the time being, however, higher oil prices have become an excuse that conventional wisdom accepts too easily.

In absolute terms, oil prices are higher than in the 1970's, but when adjusted for inflation they are approximately equal to the levels seen currently. Although prices are comparable, thanks to advances in technology our economy today is much more efficient than in the early 1970's, producing one dollar of economic growth with about 50% less energy. Even with greater efficiencies however, common sense tells us that if input prices are rising, at some point those higher costs will be passed on to the consumer (hence the reasoning for inflationary fears). So it's without question that higher oil prices will certainly have an impact on economic growth but we believe the net effect will probably be more modest than anticipated. The Federal Reserve shares a similar view, estimating that a $10 increase in oil will reduce GDP growth by about 0.2%.

Some investors worry the economy will suffer similar economic consequences to those driving the oil crises of 1973-74 and 1979-81. Fortunately, we believe the fundamentals of our economy are much stronger today than during these two periods. At that time inflation was close to 13% versus 3% today, unemployment was around

10% versus 5.2% today, and GDP for the 4th quarter of 2004 was a solid 3.8% and the consensus estimate for 2005 is 3.8%.

We continue to like the oil stocks for a number of reasons listed below, but will continue to maintain a watchful eye on our overall exposure to the group.

               o    Worldwide demand remains strong despite higher prices
               o    China's consumption could double by 2020
               o    Spare production capacity is the lowest in thirty years
               o The major oil companies seem to be maintaining unprecedented capital discipline
               o    Producing  fields  are  aging  and  have   accelerating
                    depletion rates
               o A disciplined OPEC seems to believe that $50+ oil has little effect on demand

In conjunction with higher energy prices, concern over rising interest rates and its effect on economic growth, remains in the forefront of investors' minds. At its most recent meeting in March, the FOMC voted for the seventh consecutive time to raise its target for the Federal Funds rate by 25 basis points to 2.75%. In the treasury market, short rates have increased while longer rates have actually flattened. This is tough on many financial stocks because the cost of their funding source (deposits) has increased and yet the return they receive on loans is about the same. This is one reason we have remained lukewarm on the financial stocks.

The financial sector is the largest single component of the market and it continues to struggle with headline risk due to regulatory issues. We expect to maintain a modest exposure to the group as these stocks generally offer attractive valuation levels and healthy yields.

How high will yields and oil prices rise and will they have an effect on earnings growth in 2005? In 2003 earnings growth increased 19%; in 2004 it was up 24%, and expectations for 2005 are a more modest increase of 10%. This is above the 7% historical average for the S&P 500, but it is similar to traveling 70 mph on the interstate only to reach a construction zone, forcing you to slow down to 55 mph. It can be a vexing transition, but is one we all must weather in order to reach our destination. Corporate earnings are an almost constant worry in the marketplace. When selecting securities for our portfolio, our earnings and investment focus remains on specific companies positioned for future growth.

If for a moment you were to tune out the never-ending siren song of market naysayers, you would see the underlying fundamentals of many companies remain strong. Valuation levels are much more reasonable and company balance sheets are as strong as they have been in quite some time. In fact, record cash levels are giving management flexibility to reduce debt, buy back stock, and increase dividends. Cash on hand is good for dividend growth but even more compelling is that the payout ratio (dividend/earnings) is at record lows, indicating that management believes they have a number of profitable projects in the pipeline. Finally, with the list of concerns almost permanently etched in investors' minds, the market seems to have a healthy dose of skepticism which is an encouraging sign.


                                         Sincerely,

                                         Joseph L. Antrim, III
                                         President
                                         Davenport Equity Fund

THE DAVENPORT EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX        THE DAVENPORT EQUITY FUND
----------------------------        -------------------------

    DATE           BALANCE             DATE           BALANCE
    ----           -------           --------         -------
  01/15/98          10,000           01/15/98          10,000
  03/31/98          11,625           03/31/98          11,140
  06/30/98          12,009           06/30/98          11,295
  09/30/98          10,814           09/30/98           9,950
  12/31/98          13,118           12/31/98          11,519
  03/31/99          13,771           03/31/99          12,090
  06/30/99          14,742           06/30/99          12,709
  09/30/99          13,821           09/30/99          11,920
  12/31/99          15,878           12/31/99          13,321
  03/31/00          16,242           03/31/00          13,894
  06/30/00          15,810           06/30/00          13,456
  09/30/00          15,657           09/30/00          13,330
  12/31/00          14,432           12/31/00          13,226
  03/31/01          12,721           03/31/01          11,580
  06/30/01          13,466           06/30/01          11,966
  09/30/01          11,489           09/30/01          10,738
  12/31/01          12,717           12/31/01          11,706
  03/31/02          12,752           03/31/02          11,915
  06/30/02          11,043           06/30/02          10,913
  09/30/02           9,136           09/30/02           9,288
  12/31/02           9,906           12/31/02           9,801
  03/31/03           9,594           03/31/03           9,453
  06/30/03          11,071           06/30/03          10,784
  09/30/03          11,364           09/30/03          11,204
  12/31/03          12,748           12/31/03          12,272
  03/31/04          12,964           03/31/04          12,640
  06/30/04          13,187           06/30/04          12,677
  09/30/04          12,941           09/30/04          12,479
  12/31/04          14,135           12/31/04          13,674
  03/31/05          13,832           03/31/05          13,514

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2005)

                                      1 YEAR       5 YEARS     SINCE INCEPTION*
The Davenport Equity Fund              6.91%       (0.55%)          4.27%
Standard & Poor's 500 Index            6.69%       (3.16%)          4.60%
--------------------------------------------------------------------------------

*    Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE DAVENPORT EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX

[GRAPHIC OMITTED]
                                                  (% of Portfolio)

                                          Davenport Equity       S&P 500
                                                Fund              Index
                                       -------------------------------------
Consumer Discretionary                          16.4%             11.5%
Consumer Staples                                 7.5%             10.3%
Energy                                          12.4%              8.8%
Financials                                      16.2%             19.8%
Health Care                                     12.7%             13.0%
Industrials                                     11.0%             11.9%
Information Technology                           9.9%             15.1%
Materials                                        6.5%              3.3%
Telecommunication Services                       2.8%              3.1%
Utilities                                        2.4%              3.2%
Cash Equivalents                                 2.2%              0.0%



TOP TEN HOLDINGS
                                                                  %
           SECURITY DESCRIPTION                             OF NET ASSETS
           --------------------                             -------------
           Markel Corporation                                    3.1%
           Johnson & Johnson                                     3.0%
           America Movil, S.A. de C.V. - Series L - ADR          2.8%
           Exxon Mobil Corporation                               2.7%
           Dell, Inc.                                            2.6%
           Praxair, Inc.                                         2.5%
           Dominion Resources, Inc.                              2.4%
           EOG Resources, Inc.                                   2.4%
           Harrah's Entertainment, Inc.                          2.3%
           Murphy Oil Corporation                                2.2%

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================
ASSETS
Investments in securities:
  At acquisition cost .......................................... $ 112,441,547
                                                                 =============

  At value (Note 1) ............................................ $ 138,370,532
  Cash .........................................................         3,996
Dividends receivable ...........................................       126,483
Receivable for capital shares sold .............................       312,494
Other assets ...................................................        12,974
                                                                 -------------
  TOTAL ASSETS .................................................   138,826,479
                                                                 -------------

LIABILITIES
 Dividends payable .............................................        11,184
 Payable for capital shares redeemed ...........................       520,854
 Accrued investment advisory fees (Note 3) .....................        94,149
 Accrued administration fees (Note 3) ..........................        16,900
 Other accrued expenses and liabilities ........................         2,463
                                                                 -------------
   TOTAL LIABILITIES ...........................................       645,550
                                                                 -------------

NET ASSETS ..................................................... $ 138,180,929
                                                                 =============


Net assets consist of:
Paid-in capital ................................................ $ 118,172,973
Undistributed net investment income ............................         8,370
Accumulated net realized losses from security transactions .....    (5,929,399)
Net unrealized appreciation on investments .....................    25,928,985
                                                                 -------------
Net assets ..................................................... $ 138,180,929
                                                                 =============


Shares of beneficial interest outstanding (unlimited number
 of shares authorized, no par value) ...........................    10,563,219
                                                                 =============


Net asset value, offering price and redemption price
 per share (Note 1) ............................................ $       13.08
                                                                 =============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================
INVESTMENT INCOME
  Dividends ....................................................  $  1,982,326
  Interest .....................................................         4,774
                                                                 -------------
  TOTAL INVESTMENT INCOME ......................................     1,987,100
                                                                 -------------

EXPENSES
  Investment advisory fees (Note 3) ............................       958,537
  Administration fees (Note 3) .................................       186,340
  Custodian fees ...............................................        17,321
  Professional fees ............................................        16,127
  Postage and supplies .........................................        14,829
  Compliance service fees (Note 3) .............................        12,750
  Registration fees ............................................        12,708
  Trustees' fees and expenses ..................................        10,561
  Printing of shareholder reports ..............................        10,005
  Insurance expense ............................................         7,964
  Other expenses ...............................................         8,470
                                                                 -------------
  TOTAL EXPENSES ...............................................     1,255,612
                                                                 -------------

NET INVESTMENT INCOME ..........................................       731,488
                                                                 -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 Net realized gains from security transactions .................     3,322,258
 Net change in unrealized appreciation/depreciation
  on investments ...............................................     4,735,057
                                                                 -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............     8,057,315
                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $  8,788,803
                                                                 =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
                                                         YEAR           YEAR
                                                        ENDED          ENDED
                                                       MARCH 31,      MARCH 31,
                                                         2005           2004
--------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ............................ $    731,488   $    361,904
 Net realized gains (losses) from
  security transactions ...........................    3,322,258     (1,114,313)
 Net change in unrealized appreciation/depreciation
  on investments ..................................    4,735,057     28,283,960
                                                    ------------   ------------
Net increase in net assets from operations ........    8,788,803     27,531,551
                                                    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .......................     (728,398)      (362,957)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ........................   23,041,396     27,808,350
 Net asset value of shares issued in
  reinvestment of distributions to shareholders ...      677,059        338,578
 Payments for shares redeemed .....................  (15,366,719)   (10,020,219)
                                                    ------------   ------------
Net increase in net assets from capital
 share transactions ...............................    8,351,736     18,126,709
                                                    ------------   ------------

TOTAL INCREASE IN NET ASSETS ......................   16,412,141     45,295,303

NET ASSETS
 Beginning of year ................................  121,768,788     76,473,485
                                                    ------------   ------------
 End of year ...................................... $138,180,929   $121,768,788
                                                    ============   ============


UNDISTRIBUTED NET INVESTMENT INCOME ............... $      8,370   $      5,280
                                                    ============   ============



CAPITAL SHARE ACTIVITY
 Sold .............................................    1,834,781      2,475,801
 Reinvested .......................................       52,020         29,749
 Redeemed .........................................   (1,224,506)      (886,698)
                                                    ------------   ------------
 Net increase in shares outstanding ...............      662,295      1,618,852
 Shares outstanding at beginning of year ..........    9,900,924      8,282,072
                                                    ------------   ------------
 Shares outstanding at end of year ................   10,563,219      9,900,924
                                                    ============   ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=====================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------
                                                               YEARS ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------
                                                2005      2004       2003        2002       2001
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $  12.30   $  9.23    $  11.71    $  11.42   $  13.75
                                             --------   -------    --------    --------   --------

Income (loss) from investment operations:
 Net investment income ..................        0.07      0.04        0.06        0.04       0.05
 Net realized and unrealized gains
  (losses) on investments ...............        0.78      3.07       (2.48)       0.29      (2.34)
                                             --------   -------    --------    --------   --------
Total from investment operations ........        0.85      3.11       (2.42)       0.33      (2.29)
                                             --------   -------    --------    --------   --------

Less distributions:
 Dividends from net investment income ...      ( 0.07)   ( 0.04)     ( 0.06)     ( 0.04)   ( 0.04)
                                             --------   -------    --------    --------   --------

Net asset value at end of year ..........    $  13.08   $ 12.30    $   9.23    $  11.71   $ 11.42
                                             ========   =======    ========    ========   ========


Total return (a) ........................        6.91%    33.72%     (20.66%)      2.89%   (16.65%)
                                             ========   =======    ========    ========   ========


Net assets at end of year (000's) .......   $ 138,181  $121,769    $ 76,473    $ 82,515   $70,160
                                             ========   =======    ========    ========   ========


Ratio of expenses to average net assets .        0.98%    1.00%        1.04%       1.02%     1.00%

Ratio of net investment income to
 average net assets .....................        0.57%    0.35%        0.62%       0.35%     0.36%

Portfolio turnover rate .................          28%      25%          18%         13%       25%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    SHARES   COMMON STOCKS -- 97.8%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 16.4%
    89,156   CarMax, Inc. (a) ................................... $ 2,808,414
    74,368   Eastman Kodak Company ..............................   2,420,678
    43,732   Estee Lauder Companies, Inc. - Class A .............   1,967,065
    60,804   E.W. Scripps Company - Class A (The) ...............   2,964,195
    49,452   Harrah's Entertainment, Inc. .......................   3,193,610
    96,117   International Game Technology, Inc. ................   2,562,479
    34,378   Lowe's Companies, Inc. .............................   1,962,640
    85,000   Walt Disney Company (The) ..........................   2,442,050
    35,430   Wm. Wrilgey Jr. Company ............................   2,323,145
                                                                  -----------
                                                                   22,644,276
                                                                  -----------
             CONSUMER STAPLES -- 7.5%
    43,498   Colgate-Palmolive Company ..........................   2,269,291
    83,072   SYSCO Corporation ..................................   2,973,978
    63,674   Walgreen Company ...................................   2,828,399
    46,000   Wal-Mart Stores, Inc. ..............................   2,305,060
                                                                  -----------
                                                                   10,376,728
                                                                  -----------
             ENERGY -- 12.4%
    32,048   BP Amoco PLC - ADR .................................   1,999,795
    67,652   EOG Resources, Inc. ................................   3,297,358
    62,745   Exxon Mobil Corporation ............................   3,739,602
    31,403   Murphy Oil Corporation .............................   3,100,418
    31,604   Schlumberger Limited ...............................   2,227,450
    67,357   Suncor Energy, Inc. ................................   2,708,425
                                                                  -----------
                                                                   17,073,048
                                                                  -----------
             FINANCIALS -- 16.2%
    58,858   American Express Company ...........................   3,023,535
    53,330   Bank Of America Corporation ........................   2,351,853
       875   Berkshire Hathaway, Inc. - Class B (a) .............   2,499,000
    38,763   Capital One Financial Corporation ..................   2,898,310
    55,950   Citigroup, Inc. ....................................   2,514,393
    43,811   Jefferson-Pilot Corporation ........................   2,148,930
    12,278   Markel Corporation (a) .............................   4,238,488
    52,502   Wachovia Corporation ...............................   2,672,877
                                                                  -----------
                                                                   22,347,386
                                                                  -----------
             HEALTHCARE -- 12.7%
    47,178   Amgen, Inc. (a) ....................................   2,746,231
    32,507   Eli Lilly & Company ................................   1,693,615
    61,070   Johnson & Johnson ..................................   4,101,461
    32,741   Medtronic, Inc. ....................................   1,668,154
    66,159   Pfizer, Inc. .......................................   1,737,997
    22,282   WellPoint, Inc. ....................................   2,793,049
    36,337   Zimmer Holdings, Inc. (a) ..........................   2,827,382
                                                                  -----------
                                                                   17,567,889
                                                                  -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES   COMMON STOCKS -- 97.8%                                    VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 11.0%
    94,775   Cendant Corporation ................................  $1,946,678
    36,599   Deere & Company ....................................   2,456,891
    28,737   General Dynamics Corporation .......................   3,076,296
    74,344   General Electric Company ...........................   2,680,845
    32,875   United Parcel Service, Inc. - Class B ..............   2,391,328
    25,959   United Technologies Corporation ....................   2,638,992
                                                                  -----------
                                                                   15,191,030
                                                                  -----------
             INFORMATION TECHNOLOGY -- 9.9%
   101,963   Check Point Software Technologies Ltd. (a) .........   2,216,676
   128,834   Cisco Systems, Inc. (a) ............................   2,304,840
    93,526   Dell Computer Corporation (a) ......................   3,593,269
    30,234   International Business Machines Corporation ........   2,762,783
   117,071   Microsoft Corporation ..............................   2,829,606
                                                                  -----------
                                                                   13,707,174
                                                                  -----------
             MATERIALS -- 6.5%
    54,560   Dow Chemical Company (The) .........................   2,719,816
    70,860   Praxair, Inc. ......................................   3,391,360
    21,983   Rio Tinto PLC - ADR ................................   2,852,294
                                                                  -----------
                                                                    8,963,470
                                                                  -----------
             TELECOMMUNICATIONS SERVICES -- 2.8%
    75,537   America Movil S.A. de C.V. - Series L - ADR ........   3,897,709
                                                                  -----------

             UTILITIES -- 2.4%
    45,397   Dominion Resources, Inc. ...........................   3,378,899
                                                                  -----------

             TOTAL COMMON STOCKS (Cost $109,218,624) ............$135,147,609
                                                                 ------------

================================================================================
    SHARES   MONEY MARKET FUNDS -- 2.3%                                VALUE
--------------------------------------------------------------------------------
 3,222,923   First American Treasury Obligation Fund -
              Class S (Cost $3,222,923).......................... $ 3,222,923
                                                                  -----------

             TOTAL INVESTMENTS AT VALUE -- 100.1%
              (Cost $112,441,547) ..............................$ 138,370,532

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)% ...    ( 189,603)
                                                                -------------

             NET ASSETS -- 100.0% ..............................$ 138,180,929
                                                                =============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2005 and March 31, 2004.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:

--------------------------------------------------------------------------------
Cost of portfolio investments ..................................  $ 112,441,547
                                                                  =============

Gross unrealized appreciation ..................................  $  30,214,113
Gross unrealized depreciation ..................................     (4,285,128)
                                                                  -------------
Net unrealized appreciation ....................................  $  25,928,985
Undistributed ordinary income ..................................         19,554
Capital loss carryforwards .....................................     (5,929,399)
Other temporary differences ....................................        (11,184)
                                                                  -------------
Accumulated earnings ...........................................  $  20,007,956
                                                                  =============
--------------------------------------------------------------------------------
As of March 31, 2005, the Fund had the following capital loss carryforwards for federal income tax purposes:

                    -------------------------------------------
                           Amount         Expires March 31,
                       $   3,819,451            2011
                           2,109,948            2012
                       -------------
                       $   5,929,399
                       =============
                    -------------------------------------------


These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

During  the  year  ended  March  31,  2005,  the  Fund  utilized   capital  loss
carryforwards of $3,277,090 to offset current year realized gains.

2.  INVESTMENT TRANSACTIONS
During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $46,133,661 and $34,776,451, respectively.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Fund (the CCO) is an employee of the Adviser. The Fund pays the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of the Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Fund for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4. CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Cincinnati, Ohio
May 9, 2005

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:



                                                                                      POSITION HELD             LENGTH OF
     TRUSTEE                               ADDRESS                              AGE   WITH THE TRUST            TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road, Manakin-Sabot, VA            68   Chairman and Trustee     Since June 1991
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400, Richmond, VA        68   Trustee                  Since September 1988
*John T. Bruce              800 Main Street, Lynchburg, VA                      51   Trustee                  Since September 1988
 J. Finley Lee              448 Pond Apple Drive North, Naples, FL              65   Trustee                  Since September 1988
*Richard Mitchell           150 Government Street, Mobile, AL                   55   Trustee                  Since June 1991
 Richard L. Morrill         University of Richmond, Richmond, VA                65   Trustee                  Since March 1993
 Harris V. Morrissette      100 Jacintoport Boulevard, Saraland, AL             45   Trustee                  Since March 1993
 Erwin H. Will, Jr.         47 Willway Avenue, Richmond, VA                     72   Trustee                  Since July 1997
 Samuel B. Witt III         302 Clovelly Road, Richmond, VA                     69   Trustee                  Since November 1988
 Joseph L. Antrim III       One James Center, 901 E. Cary Street, Richmond, VA  59   President                Since November 1997
 John P. Ackerly IV         One James Center, 901 E. Cary Street, Richmond, VA  41   Vice President           Since November 1997
 J. Lee Keiger III          One James Center, 901 E. Cary Street, Richmond, VA  50   Vice President           Since November 1997
 Laura E. Amory             One James Center, 901 E. Cary Street, Richmond, VA  38   Chief Compliance Officer Since September 2004
 Robert G. Dorsey           225 Pictoria Drive, Suite 450, Cincinnati, OH       48   Vice President           Since November 2000
 Mark J. Seger              225 Pictoria Drive, Suite 450, Cincinnati, OH       43   Treasurer                Since November 2000
 John F. Splain             225 Pictoria Drive, Suite 450, Cincinnati, OH       48   Secretary                Since November 2000

* Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)(CONTINUED)
================================================================================
Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Laura E. Amory is Director of Compliance of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $728,398 as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2005, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

THE DAVENPORT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below  illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

                              Beginning           Ending
                            Account Value      Account Value      Expenses Paid
                           October 1, 2004     March 31, 2005     During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return   $1,000.00          $1,083.00            $5.14
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
(before expenses)             $1,000.00          $1,019.99            $4.99
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q beginning with the December 2004 quarter. The filings will be available upon request, by calling 1-800-281-3217. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Fund was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called indirect benefits to the Adviser. The Trustees also considered the fact that all of the Fund's portfolio trades were executed by the Adviser at no cost to the Fund. In evaluating the Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of the Fund (which exceeded its benchmark for the most recent 1-year, 3-year and 5-year periods) and other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high-quality services to the Fund as compared to similarly managed funds and private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of the Fund is extremely competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc., and the Adviser has further reduced expenses of the Fund by executing portfolio transactions at no cost to the Fund. Given the size of the Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The
Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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THE DAVENPORT EQUITY FUND
Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037                      DAVENPORT
                                                  EQUITY FUND
ADMINISTRATOR
Ultimus Fund Solutions, LLC                     --------------
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

CUSTODIAN
US Bank                                          ANNUAL REPORT
425 Walnut Street
Cincinnati, Ohio 45202                           MARCH 31, 2005

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President
Laura E. Amory, Chief Compliance Officer

     ======================================================================
                                      THE
                               GOVERNMENT STREET
                                     FUNDS



                              NO-LOAD MUTUAL FUNDS



                                 ANNUAL REPORT
                                 MARCH 31, 2005

     ======================================================================


                               [GRAPHIC OMITTED]
                         T. LEAVELL & ASSOCIATES, INC.
                               INVESTMENT ADVISER
                                  FOUNDED 1979


     ======================================================================



                       THE GOVERNMENT STREET EQUITY FUND
                       THE GOVERNMENT STREET MID-CAP FUND
                        THE GOVERNMENT STREET BOND FUND
                         THE ALABAMA TAX FREE BOND FUND


     ======================================================================

LETTER FROM THE PRESIDENT   May 11, 2005
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2005.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     For the first time in its last six fiscal years, The Government Street Equity Fund (the "Fund") underperformed the S&P 500 Index (the "Index"). The return of the Index for the twelve months ended March 31, 2005 was 6.69% compared to a return of 3.27% for the Fund. This underperformance was primarily attributable to the Fund's significant overweighting of its larger capitalization issues relative to their weighting in the Index. The negative impact of such stocks as Pfizer, Intel, Merck, Microsoft, American International Group, Dell Computer and Amgen - all of which are weighted significantly greater in the Fund than in the larger, more diversified Index - collectively accounted for much of the lagging performance of the Fund. In addition, the slight underweighting of energy - 8.0% of the Fund versus 8.9% of the Index - helped to undermine the Fund's relative performance as well. This was particularly true in the final quarter of the fiscal year when energy stocks surged.

     The greatest impact from individual holdings came from the healthcare sector. The Fund's overweighted position (14.4% of the Fund compared to 13.0% of the Index) in this lagging sector was compounded by several Fund positions in particular - Pfizer, Merck and Eli Lilly. Furthermore, the stock price of Cardinal Health, a long time top holding of the Fund, was hurt by the company's prolonged accounting issues.

     Despite the uncertainty of the conflict in Iraq, rising interest rates, and soaring energy prices, calendar year 2004 proved to be a good year for investments in the U.S. stock market. The Index achieved a return of 10.88% for the year ended December 31, 2004 although most of that return came in the year's final quarter with the Index posting a 9.23% return. The Government Street Equity Fund's return of 9.39% outperformed the Index in 2004's final quarter, although its return for the entire calendar year was 9.28%.

     The first quarter of 2005 has been a far different story from last year's fourth quarter, however, as the price of oil has continued to surge and the rate of inflation also has accelerated. As a result, investors have become anxious, and the U.S. stock market has become extremely volatile with daily moves in the market often exceeding 1% of the value of the major indices.

     It is in such times that consistency and adherence to a sound investment philosophy are so very important. Low turnover, tax efficiency, broad diversification and a focus on high quality companies are the basic investment tenets employed in the management of The Government Street Equity Fund. They have been since the Fund was established in 1991. During the twelve months ended March 31, 2005, the portfolio turnover for the Fund was 13%, and there were no capital gains distributions to investors. As of March 31, 2005 the Fund consisted of investments in 131 common stocks; all 10 economic sectors, 24 industry groups, and 50 of 59 industries in the Index were represented. In addition, investments in the Fund are distributed equally between growth and value stocks and across all capitalization ranges found within the S&P 500.

     Regardless of what may occur in the short term, we continue to be positive with respect to potential long-term growth in equity markets. We also are confident that an investment in The Government Street Equity Fund will reflect that growth.

     For the year ended March 31, 2005 the Fund's net assets were $132,921,539; net asset value was $47.11; and the ratio of expenses to average net assets was 0.76%.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------
     The Government Street Mid-Cap Fund ("the Fund") completed its first complete fiscal year on March 31, 2005. For that 12-month period, the Fund produced a total return of 9.47%. The Standard & Poor's Mid-Cap 400 Index ("S&P 400 Index"), the Fund's benchmark, produced a total return of 10.43% for the same period. Both the Fund and the S&P 400 Index outperformed their larger peers in the S&P 500 Index by 2.78% and 3.74%, respectively, for the period.

     The Fund's absolute performance of 9.47% can be attributed in part to a generally positive environment for common stocks during the last twelve months. This was particularly true for stocks of those companies in the small to mid range of capitalization. From a relative standpoint, however, the impact of cash balances within the Fund contributed to its underperformance when compared to the Index for the same period. In fact, the Fund's "equity only" return (i.e., excluding cash and expenses) for the same period was 11.73%. In essence, we are able to report that the overall performance of the stocks selected within the Fund were reflective of our investment objectives and compare favorably to the return available from the benchmark. The negative impact on performance which resulted from the timing and expense of investing incoming cash flows was not unexpected, or atypical, for a growing fund in its early stages of existence.

     From a market standpoint, the positive return generated by domestic stocks during the past twelve months was heavily weighted in the fourth calendar quarter of 2004. Equities of stocks in the mid-cap range declined through late summer as investors reacted to rising short-term interest rates, high energy costs, and a hotly contested presidential campaign. Then, as 2004 came to a close, the markets reversed themselves and began to climb significantly. This followed a late-October peak in oil prices and an uneventful re-election of a President favored by the market. By year-end 2004, mid-cap stocks, as represented by the S&P 400 Index, were at their highest levels of the year.

     So far in 2005, mid-cap stocks have fluctuated as market focus has returned to oil prices, interest rates and inflationary fears in an economy that is perceived to be cooling. These factors have led some investors to lock in gains after two years of positive returns. During this 3-month period however, the Fund produced a 0.80% return, outperforming its benchmark by 1.20%. For the full 12-month fiscal year ended March 31, stock selections and weighting in the energy, consumer staples, and healthcare sectors provided the most significant contribution to fund performance. Among the Fund's largest and best performing individual holdings in these sectors were companies such as Valero Energy, Overseas Shipholding, Covance, Murphy Oil, and Coventry Health Care.

     Expectations for the upcoming 12 months are mixed. Investors seem to be wary of the aforementioned economic concerns and ever mindful of budgetary and geo-political risks that could influence the markets. At the same time, economic growth, corporate liquidity and earnings are undeniably strong. Likewise, the prospect of market favorable legislation remains on the advance in our nation's capital. With all of this being said, we continue to believe that reliance on market predictions is counter to a successful, long term investment strategy.

     We feel confident in our approach and the results reported for the Fund's first full fiscal year. We also believe that continued investment in the mid-cap area of the stock market will prove to be beneficial to our shareholders' overall equity portfolios.

     On March 31, 2005 the net assets of the Fund were $32,025,415; and the net asset value was $11.30.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     Amid signs of increasing inflationary pressures, the Federal Reserve Board has raised the Fed Funds rate by 0.25% on seven occasions between June, 2004 and March 22, 2005. In addition, long interest rates have begun to rise from the historic lows experienced during the last several years.

     In anticipation of rising interest rates, The Government Street Bond Fund (the "Fund") has maintained a defensive posture over the past two years by buying high quality, premium, callable bonds and by structuring its portfolio to have a shorter average maturity and duration than its primary benchmark, The Lehman Government/Credit Intermediate Bond Index (see chart below).

                                                As of 3/31/05
                                    -------------------------------------
                                          Duration Average Maturity
                                    -------------------------------------
                   GSBF*                   2.8 yrs         3.2 yrs
                   LGCI**                  3.7 yrs         4.4 yrs

 * Government Street Bond Fund
** Lehman Government/ Credit Intermediate Bond Index

     This strategy has proven to be a successful one for the 12 months ended March 31, 2005 with the 0.04% return of the Fund outperforming the -0.34% return of the Index during that period.

     The best performing sector of the Fund during its past fiscal year was mortgage-backed securities. These securities currently comprise 22% of the Fund's portfolio, and they traditionally perform well in a stable or rising interest rate environment. Relative to the Index, the Fund is heavily underweighted in the U.S. Treasury sector choosing to overweight itself in corporate bonds and mortgage-backed securities. The overall credit quality of the Fund is rated "AA" with 59.1% of the Fund's portfolio rated "AAA."

     The Fund seeks to protect principal and to provide steady and reliable current income. It is a high quality fund with an average maturity on the short end of the intermediate range. This defensive structure will be maintained as long as we believe that interest rates are continuing to trend upward.

     For the year ended March 31, 2005, the Fund's ratio of net investment income to average net assets was 3.44%. Net assets of the Fund were $59,918,688; and the net asset value was $20.29.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     The Federal Reserve Board has continued to tighten interest rates since last June - seven increases in nine months. Short term market interest rates have responded in a traditional fashion to those hikes, but longer term rates have remained stubbornly low.

     The Alabama Tax Free Bond Fund (the "Fund") has continued both to shorten its portfolio in anticipation of an increase in the general level of interest rates in light of the action of the Federal Reserve Board and to focus on the highest quality of bonds for investments in the Fund. As of March 31, 2005, the weighted average maturity of the Fund was 4.7 years - down from 6.0 years a year ago. In addition, over two-thirds of the bonds in the portfolio are now rated "AAA," and there are no issues rated lower that "A."

     For the twelve months ended March 31, 2005, the Fund experienced a return of -0.06% compared to a return of 0.92% for the Lipper Intermediate Municipal Fund Index, 0.75% for the Lehman 7-Year G.O. Municipal Bond Index and 0.36% for the Lehman 3-Year Municipal Bond Index. The funds that comprise the Lipper Intermediate Municipal Fund Index are typically of a longer average maturity and hold a larger portion of their portfolios in lower rated securities than those of the Fund. The short average maturity of the Fund caused its relative performance to suffer as the yield curve flattened in 2004. The flattening of the yield curve, whereby short term rates increased while longer term rates remained steady or declined, resulted in longer maturity bonds outperforming those issues with shorter maturities.

     Although the defensive posture of the Fund has resulted in some underperformance relative to the intermediate term municipal bond fund category, the Fund has generally achieved its primary objectives of preserving principal value while generating income which is exempt from income taxes on both the federal and state level. More important, however, with the Fund's short duration, we are now well positioned to take advantage of a general increase in the level of interest rates going forward. As a result, we continue to be confident that the Fund is an excellent investment option for those investors seeking a no-load municipal bond fund that produces income exempt from Alabama and federal income taxes.

     The net assets of the Fund at March 31, 2005 were $34,524,707, and the net asset value was $10.55. The ratio of net investment income to average net assets as of that same date was 3.21%.

     Very truly yours,

     /s/ Thomas W. Leavell              /s/ Richard Mitchell

     Thomas W. Leavell                  Richard Mitchell
     President                          President
     T. Leavell & Associates, Inc.      The Government Street Funds

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET EQUITY FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index


[GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX:   GOVERNMENT STREET EQUITY FUND:
----------------------------   ------------------------------

      DATE       BALANCE             DATE         BALANCE
     ----        -------             ----         -------
   03/31/95       10,000           03/31/95        10,000
   06/30/95       10,955           06/30/95        10,718
   09/30/95       11,825           09/30/95        11,367
   12/31/95       12,537           12/31/95        11,937
   03/31/96       13,210           03/31/96        12,596
   06/30/96       13,803           06/30/96        12,958
   09/30/96       14,230           09/30/96        13,629
   12/31/96       15,416           12/31/96        14,501
   03/31/97       15,829           03/31/97        14,731
   06/30/97       18,593           06/30/97        17,174
   09/30/97       19,985           09/30/97        18,229
   12/31/97       20,559           12/31/97        18,538
   03/31/98       23,427           03/31/98        20,521
   06/30/98       24,201           06/30/98        20,856
   09/30/98       21,793           09/30/98        18,969
   12/31/98       26,435           12/31/98        22,937
   03/31/99       27,752           03/31/99        23,561
   06/30/99       29,708           06/30/99        25,373
   09/30/99       27,853           09/30/99        23,708
   12/31/99       31,997           12/31/99        26,999
   03/31/00       32,731           03/31/00        28,257
   06/30/00       31,861           06/30/00        27,708
   09/30/00       31,553           09/30/00        27,604
   12/31/00       29,084           12/31/00        25,964
   03/31/01       25,636           03/31/01        22,433
   06/30/01       27,136           06/30/01        23,370
   09/30/01       23,153           09/30/01        20,308
   12/31/01       25,627           12/31/01        22,586
   03/31/02       25,697           03/31/02        22,743
   06/30/02       22,255           06/30/02        19,747
   09/30/02       18,410           09/30/02        16,607
   12/31/02       19,963           12/31/02        17,774
   03/31/03       19,334           03/31/03        17,178
   06/30/03       22,311           06/30/03        19,740
   09/30/03       22,901           09/30/03        20,348
   12/31/03       25,690           12/31/03        22,770
   03/31/04       26,125           03/31/04        23,378
   06/30/04       26,574           06/30/04        23,568
   09/30/04       26,078           09/30/04        22,748
   12/31/04       28,485           12/31/04        24,885
   03/31/05       27,873           03/31/05        24,143


   CONSUMER PRICE INDEX:
   ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/01       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2005)

                                         1 YEAR      5 YEARS     10 YEARS

The Government Street Equity Fund         3.27%      (3.10%)       9.21%
Standard & Poor's 500 Index               6.69%      (3.16%)      10.79%
Consumer Price Index                      3.82%       2.63%        2.51%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                       THE GOVERNMENT STREET MID-CAP FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government
         Street Mid-Cap Fund and the Standard & Poor's MidCap 400 Index

[GRAPHIC OMITTED]


 STANDARD & POOR'S MIDCAP 400 INDEX:     GOVERNMENT STREET MID-CAP FUND:
 -----------------------------------     -------------------------------

         DATE        BALANCE                   DATE        BALANCE
         ----        -------                   ----        -------
       11/17/03       10,000                 11/17/03       10,000
       12/31/03       10,435                 12/31/03       10,218
       03/31/04       10,963                 03/31/04       10,683
       06/30/04       11,069                 06/30/04       10,808
       09/30/04       10,837                 09/30/04       10,652
       12/31/04       12,155                 12/31/04       11,602
       03/31/05       12,106                 03/31/05       11,696



Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                                Total Return(a)
                                       (for periods ended March 31, 2005)
                                          1 YEAR       SINCE INCEPTION*
The Government Street Mid-Cap Fund         9.47%            12.11%
Standard & Poor's MidCap 400 Index        10.43%            14.97%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.

THE GOVERNMENT STREET BOND FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE GOVERNMENT STREET BOND FUND

  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and
                         the 90-Day Treasury Bill Index


[GRAPHIC OMITTED]


LEHMAN GOVERNMENT/CORPORATE
INTERMEDIATE BOND INDEX:          GOVERNMENT STREET BOND FUND:
---------------------------       ----------------------------

   DATE          BALANCE             DATE         BALANCE
   ----          -------             ----         -------
   03/31/95       10,000           03/31/95        10,000
   06/30/95       10,500           06/30/95        10,524
   09/30/95       10,673           09/30/95        10,675
   12/31/95       11,049           12/31/95        11,053
   03/31/96       10,957           03/31/96        10,943
   06/30/96       11,026           06/30/96        11,010
   09/30/96       11,222           09/30/96        11,201
   12/31/96       11,497           12/31/96        11,458
   03/31/97       11,484           03/31/97        11,447
   06/30/97       11,823           06/30/97        11,778
   09/30/97       12,142           09/30/97        12,103
   12/31/97       12,402           12/31/97        12,356
   03/31/98       12,596           03/31/98        12,547
   06/30/98       12,832           06/30/98        12,782
   09/30/98       13,409           09/30/98        13,264
   12/31/98       13,447           12/31/98        13,274
   03/31/99       13,422           03/31/99        13,222
   06/30/99       13,368           06/30/99        13,058
   09/30/99       13,491           09/30/99        13,146
   12/31/99       13,498           12/31/99        13,139
   03/31/00       13,700           03/31/00        13,310
   06/30/00       13,932           06/30/00        13,529
   09/30/00       14,333           09/30/00        13,947
   12/31/00       14,864           12/31/00        14,485
   03/31/01       15,369           03/31/01        14,941
   06/30/01       15,472           06/30/01        15,022
   09/30/01       16,185           09/30/01        15,667
   12/31/01       16,200           12/31/01        15,658
   03/31/02       16,162           03/31/02        15,670
   06/30/02       16,736           06/30/02        16,143
   09/30/02       17,494           09/30/02        16,727
   12/31/02       17,789           12/31/02        16,962
   03/31/03       18,056           03/31/03        17,137
   06/30/03       18,547           06/30/03        17,440
   09/30/03       18,544           09/30/03        17,415
   12/31/03       18,555           12/31/03        17,465
   03/31/04       19,013           03/31/04        17,709
   06/30/04       18,534           06/30/04        17,419
   09/30/04       19,034           09/30/04        17,705
   12/31/04       19,116           12/31/04        17,778
   03/31/05       18,948           03/31/05        17,715


 90-DAY TREASURY BILL INDEX:
 --------------------------

   DATE          BALANCE
   ----          -------
   03/31/95       10,000
   06/30/95       10,150
   09/30/95       10,295
   12/31/95       10,446
   03/31/96       10,575
   06/30/96       10,711
   09/30/96       10,859
   12/31/96       11,001
   03/31/97       11,141
   06/30/97       11,293
   09/30/97       11,444
   12/31/97       11,587
   03/31/98       11,738
   06/30/98       11,889
   09/30/98       12,058
   12/31/98       12,194
   03/31/99       12,322
   06/30/99       12,470
   09/30/99       12,628
   12/31/99       12,785
   03/31/00       12,963
   06/30/00       13,160
   09/30/00       13,358
   12/31/00       13,575
   03/31/01       13,780
   06/30/01       13,934
   09/30/01       14,085
   12/31/01       14,175
   03/31/02       14,236
   06/30/02       14,297
   09/30/02       14,358
   12/31/02       14,414
   03/31/03       14,458
   06/30/03       14,494
   09/30/03       14,529
   12/31/03       14,563
   03/31/04       14,597
   06/30/04       14,638
   09/30/04       14,695
   12/31/04       14,770
   03/31/05       14,864

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

                                         Average Annual Total Returns(a)
                                       (for periods ended March 31, 2005)

                                        1 YEAR      5 YEARS     10 YEARS
The Government Street Bond Fund          0.04%       5.88%        5.89%
Lehman Government/Corporate
  Intermediate Bond Index               -0.34%       6.70%        6.60%
90-Day Treasury Bill Index               1.83%       2.77%        4.04%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND
PERMORMANCE INFORMATION (UNAUDITED)
================================================================================

                         THE ALABAMA TAX FREE BOND FUND

Comparison of the Change in Value of a $10,000 Investment in The The Alabama Tax
 Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index, the Lehman 3-Year
     Municipal Bond Index and the Lipper Intermediate Municipal Fund Index


[GRAPHIC OMITTED]


LEHMAN 3-YEAR MUNICIPAL BOND INDEX:   ALABAMA TAX FREE BOND FUND:
-----------------------------------   ---------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                 ------        -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,212                06/30/95        10,268
   09/30/95       10,430                09/30/95        10,487
   12/31/95       10,590                12/31/95        10,740
   03/31/96       10,649                03/31/96        10,702
   06/30/96       10,735                06/30/96        10,730
   09/30/96       10,877                09/30/96        10,910
   12/31/96       11,060                12/31/96        11,145
   03/31/97       11,105                03/31/97        11,110
   06/30/97       11,310                06/30/97        11,383
   09/30/97       11,504                09/30/97        11,614
   12/31/97       11,667                12/31/97        11,849
   03/31/98       11,787                03/31/98        11,937
   06/30/98       11,921                06/30/98        12,075
   09/30/98       12,157                09/30/98        12,387
   12/31/98       12,274                12/31/98        12,457
   03/31/99       12,411                03/31/99        12,502
   06/30/99       12,356                06/30/99        12,298
   09/30/99       12,480                09/30/99        12,334
   12/31/99       12,516                12/31/99        12,335
   03/31/00       12,642                03/31/00        12,545
   06/30/00       12,818                06/30/00        12,697
   09/30/00       13,024                09/30/00        12,937
   12/31/00       13,297                12/31/00        13,345
   03/31/01       13,645                03/31/01        13,638
   06/30/01       13,810                06/30/01        13,702
   09/30/01       14,137                09/30/01        14,013
   12/31/01       14,171                12/31/01        13,927
   03/31/02       14,244                03/31/02        13,993
   06/30/02       14,662                06/30/02        14,467
   09/30/02       14,988                09/30/02        15,029
   12/31/02       15,125                12/31/02        15,100
   03/31/03       15,252                03/31/03        15,206
   06/30/03       15,386                06/30/03        15,503
   09/30/03       15,555                09/30/03        15,532
   12/31/03       15,529                12/31/03        15,588
   03/31/04       15,673                03/31/04        15,723
   06/30/04       15,525                06/30/04        15,443
   09/30/04       15,820                09/30/04        15,787
   12/31/04       15,850                12/31/04        15,841
   03/31/05       15,729                03/31/05        15,713


 LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:      LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
 ---------------------------------------      -----------------------------------------

     DATE        BALANCE                                  DATE      BALANCE
     ----        -------                                 ------     -------
   03/31/95       10,000                                03/31/95     10,000
   06/30/95       10,269                                06/30/95     10,225
   09/30/95       10,606                                09/30/95     10,470
   12/31/95       10,867                                12/31/95     10,751
   03/31/96       10,844                                03/31/96     10,692
   06/30/96       10,876                                06/30/96     10,740
   09/30/96       11,080                                09/30/96     10,937
   12/31/96       11,365                                12/31/96     11,178
   03/31/97       11,348                                03/31/97     11,175
   06/30/97       11,664                                06/30/97     11,471
   09/30/97       11,975                                09/30/97     11,752
   12/31/97       12,237                                12/31/97     12,005
   03/31/98       12,378                                03/31/98     12,120
   06/30/98       12,517                                06/30/98     12,268
   09/30/98       12,935                                09/30/98     12,608
   12/31/98       13,016                                12/31/98     12,680
   03/31/99       13,119                                03/31/99     12,751
   06/30/99       12,904                                06/30/99     12,537
   09/30/99       13,007                                09/30/99     12,545
   12/31/99       12,995                                12/31/99     12,506
   03/31/00       13,192                                03/31/00     12,726
   06/30/00       13,411                                06/30/00     12,880
   09/30/00       13,712                                09/30/00     13,149
   12/31/00       14,174                                12/31/00     13,590
   03/31/01       14,539                                03/31/01     13,897
   06/30/01       14,645                                06/30/01     14,000
   09/30/01       15,047                                09/30/01     14,363
   12/31/01       14,908                                12/31/01     14,242
   03/31/02       15,049                                03/31/02     14,345
   06/30/02       15,690                                06/30/02     14,852
   09/30/02       16,374                                09/30/02     15,427
   12/31/02       16,396                                12/31/02     15,431
   03/31/03       16,619                                03/31/03     15,583
   06/30/03       17,061                                06/30/03     15,926
   09/30/03       17,163                                09/30/03     15,958
   12/31/03       17,312                                12/31/03     16,103
   03/31/04       17,574                                03/31/04     16,290
   06/30/04       17,161                                06/30/04     15,969
   09/30/04       17,739                                09/30/04     16,446
   12/31/04       17,886                                12/31/04     16,562
   03/31/05       17,706                                03/31/05     16,440

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                            Average Annual Total Returns(a)
                                          (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS     10 YEARS
The Alabama Tax Free Bond Fund             -0.06%       4.61%        4.62%
Lehman 7-Year G.O. Municipal Bond Index     0.75%       6.06%        5.88%
Lehman 3-Year Municipal Bond Index          0.36%       4.47%        4.63%
Lipper Intermediate Municipal Fund Index    0.92%       5.25%        5.10%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX


[GRAPHIC OMITTED]
                                   (% of Portfolio)

                          The Government Street   S&P 500
                               Equity Fund          Index
                          --------------------------------
Consumer Discretionary            10.5%             11.5%
Consumer Staples                  10.8%             10.3%
Energy                             8.0%              8.8%
Financials                        16.3%             19.8%
Health Care                       14.4%             13.0%
Industrials                       12.6%             11.9%
Information Technology            13.7%             15.1%
Materials                          5.0%              3.3%
Telecommunication Services         2.3%              3.1%
Utilities                          2.8%              3.2%
REIT's                             2.2%              0.0%
Exchange-Traded Funds              0.6%              0.0%
Cash Equivalents                   0.8%              0.0%



TOP TEN HOLDINGS

     SECURITY DESCRIPTION                      % OF NET ASSETS
     -----------------------------------------------------------
     UnitedHealth Group, Inc.                        2.7%
     General Electric Company                        2.6%
     Bank of America Corporation                     2.4%
     ConocoPhillips                                  1.8%
     Home Depot, Inc.                                1.8%
     Cardinal Health, Inc.                           1.7%
     Procter & Gamble Company (The)                  1.7%
     Exxon Mobil Corporation                         1.6%
     U.S. Bancorp                                    1.6%
     Altria Group, Inc.                              1.6%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

INDUSTRY CONCENTRATION VS. THE S&P MIDCAP 400 INDEX


[GRAPHIC OMITTED]
                                    (% of Portfolio)

                          The Government Street  S&P MidCap
                              Mid-Cap Fund       400 Index
                           --------------------------------
Consumer Discretionary            13.7%             18.9%
Consumer Staples                   5.3%              4.7%
Energy                            11.7%              7.4%
Financials                        14.4%             17.2%
Health Care                       11.7%             12.1%
Industrials                       11.9%             12.9%
Information Technology            11.7%             13.7%
Materials                          4.2%              5.2%
Telecommunication Services         1.0%              0.5%
Utilities                          2.9%              7.4%
REIT's                             1.1%              0.0%
Cash Equivalents                  10.4%              0.0%



     SECURITY DESCRIPTION                    % OF NET ASSETS
     -----------------------------------------------------------
     Valero Energy Corporation                       2.5%
     Overseas Shipholding Group, Inc.                1.5%
     Covance, Inc.                                   1.4%
     Murphy Oil Corporation                          1.3%
     Coventry Health Care, Inc.                      1.2%
     Equitable Resources, Inc.                       1.1%
     XTO Energy, Inc.                                1.1%
     Berkley (W.R.) Corporation                      1.0%
     Gilead Sciences, Inc.                           1.0%
     Community Health Systems, Inc.                  0.9%

THE GOVERNMENT STREET BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION VS. THE LEHMAN GOVERNMENT/
CORPORATE INTERMEDIATE BOND INDEX


[GRAPHIC OMITTED]
                                              (% of Portfolio)

                              The Government Street  Lehman Government/Corporate
                                   Bond Fund         Intermediate Bond Index
                               -----------------------------------------------
U.S. Treasury Obligations              6.2%                  39.6%
U.S. Agency Obligations               22.1%                  21.3%
Coporate Bonds                        43.1%                  39.1%
Mortgage-Backed Securities            22.1%                   0.0%
Municipal Oligations - Taxable         1.9%                   0.0%
Cash Equivalents                       4.6%                   0.0%




                            DISTRIBUTION BY MATURITY
                -----------------------------------------------
                    Maturity                  % Holdings
                    --------                  ----------
                    Under 1 year                 16.7%
                    1-3 Years                    26.7%
                    3-5 Years                    37.0%
                    5-7 Years                    19.0%
                    7-10 Years                    0.6%


                             DISTRIBUTION BY RATING
                -----------------------------------------------
                    Rating                    % Holdings
                    ------                    ----------
                    AAA                          59.1%
                    AA                            8.8%
                    A                            24.2%
                    BBB                           6.1%
                    BB+                           1.8%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION

[GRAPHIC OMITTED]


Revenue Bonds                     40.2%
General Obligation Bonds          49.0%
Pre-Refunded & Escrowed Bonds      6.7%
Cash Equivalents                   4.1%


                             DISTRIBUTION BY RATING
               -------------------------------------------------
                    RATING                    % HOLDINGS
                    ------                    ----------
                    AAA                          67.3%
                    AA                           31.3%
                    A                             1.4%

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================================================
                                                 GOVERNMENT        GOVERNMENT     GOVERNMENT          ALABAMA
                                                   STREET            STREET         STREET           TAX FREE
                                                   EQUITY           MID-CAP          BOND              BOND
                                                    FUND             FUND            FUND              FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost .....................   $  93,850,847    $  29,316,682    $  61,149,337    $  33,345,366
                                              =============    =============    =============    =============

  At value (Note 1) .......................   $ 132,992,630    $  32,141,753    $  61,382,195    $  34,167,801
Dividends and interest receivable .........         155,062           19,014          650,640          399,869
Receivable for investment securities sold .         218,615             --               --               --
Receivable for capital shares sold ........           2,535           10,575           25,000             --
Other assets ..............................          11,013            8,975            9,142            6,718
                                              -------------    -------------    -------------    -------------
  TOTAL ASSETS ............................     133,379,855       32,180,317       62,066,977       34,574,388
                                              -------------    -------------    -------------    -------------

LIABILITIES
Distributions payable .....................           5,029             --              9,593           23,833
Payable for investment securities purchased         361,596          127,904        2,038,190             --
Payable for capital shares redeemed .......           9,202             --             67,121            6,657
Accrued investment advisory fees (Note 3) .          65,724           17,148           25,510            8,991
Accrued administration fees (Note 3) ......          13,000            4,700            3,800            4,200
Other accrued expenses ....................           3,765            5,150            4,075            6,000
                                              -------------    -------------    -------------    -------------
  TOTAL LIABILITIES .......................         458,316          154,902        2,148,289           49,681
                                              -------------    -------------    -------------    -------------

NET ASSETS ................................   $ 132,921,539    $  32,025,415    $  59,918,688    $  34,524,707
                                              =============    =============    =============    =============

Net assets consist of:
Paid-in capital ...........................   $  94,705,069    $  29,206,592    $  61,904,985    $  33,790,456
Undistributed (overdistributed) net
  investment income .......................          12,286           11,054         (760,726)           8,652
Accumulated net realized losses
  from security transactions ..............        (937,599)         (17,302)      (1,458,429)         (96,836)
Net unrealized appreciation
  on investments ..........................      39,141,783        2,825,071          232,858          822,435
                                              -------------    -------------    -------------    -------------

Net assets ................................   $ 132,921,539    $  32,025,415    $  59,918,688    $  34,524,707
                                              =============    =============    =============    =============

Shares of beneficial interest outstanding
 (unlimited number of shares authorized,
  no par value) ...........................       2,821,746        2,833,608        2,953,102        3,272,990
                                              =============    =============    =============    =============

Net asset value, offering price and
  redemption price per share (Note 1) .....   $       47.11    $       11.30    $       20.29    $       10.55
                                              =============    =============    =============    =============


See accompanying notes to financial statements.



                                                                              13

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================================================
                                                 GOVERNMENT        GOVERNMENT     GOVERNMENT          ALABAMA
                                                   STREET            STREET         STREET           TAX FREE
                                                   EQUITY           MID-CAP          BOND              BOND
                                                    FUND             FUND            FUND              FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ................................   $      20,566    $      35,361    $   2,550,141    $   1,369,796
  Dividends ...............................       2,371,744          263,207               90            4,737
                                              -------------    -------------    -------------    -------------
    TOTAL INVESTMENT INCOME ...............       2,392,310          298,568        2,550,231        1,374,533
                                              -------------    -------------    -------------    -------------

EXPENSES
  Investment advisory fees (Note 3) .......         733,816          181,222          306,662          124,438
  Administration fees (Note 3) ............         148,780           48,700           46,004           50,811
  Professional fees .......................          17,357           12,343           16,357           14,357
  Trustees' fees and expenses .............          10,561           10,561           10,561           10,561
  Custodian fees ..........................          14,954            9,878           11,692            5,432
  Pricing costs ...........................           4,347            5,207           11,104           16,659
  Postage and supplies ....................          10,384            4,600            6,555            5,802
  Registration fees .......................           8,972            5,716            4,150            4,133
  Account maintenance fees ................           7,505            9,325            3,710            1,835
  Insurance expense .......................           8,388            1,653            4,531            3,041
  Printing of shareholder reports .........           7,357            3,608            3,121            2,642
  Compliance fees (Note 3) ................           6,510            1,155            3,180            1,905
  Other expenses ..........................           9,063            3,875            6,050            5,827
                                              -------------    -------------    -------------    -------------
    TOTAL EXPENSES ........................         987,994          297,843          433,677          247,443
  Fees waived by the Adviser (Note 3) .....            --            (32,051)            --            (16,343)
                                              -------------    -------------    -------------    -------------
    NET EXPENSES ..........................         987,994          265,792          433,677          231,100
                                              -------------    -------------    -------------    -------------

NET INVESTMENT INCOME .....................       1,404,316           32,776        2,116,554        1,143,433
                                              -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from
    security transactions .................       1,889,478          (17,302)         146,098           22,933
  Net change in unrealized appreciation/
    depreciation on investments ...........         819,447        2,415,666       (2,269,571)      (1,181,568)
                                              -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS ...........       2,708,925        2,398,364       (2,123,473)      (1,158,635)
                                              -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS ..............   $   4,113,241    $   2,431,140    $      (6,919)   $     (15,202)
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

14

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                     GOVERNMENT STREET                  GOVERNMENT STREET
                                                        EQUITY FUND                        MID-CAP FUND
                                              ------------------------------------------------------------------
                                                    YEAR             YEAR            YEAR            PERIOD
                                                   ENDED            ENDED            ENDED            ENDED
                                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                    2005             2004             2005           2004 (a)
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $   1,404,316    $     876,575    $      32,776    $       6,194
  Net realized gains (losses) from
    security transactions .................       1,889,478          137,945          (17,302)         626,308
  Net change in unrealized appreciation/
    depreciation on investments ...........         819,447       32,066,879        2,415,666          409,405
                                              -------------    -------------    -------------    -------------
Net increase
  in net assets from operations ...........       4,113,241       33,081,399        2,431,140        1,041,907
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..............      (1,392,242)        (880,061)         (21,722)          (6,194)
  From realized capital gains
    on security transactions ..............            --               --                (72)        (626,236)
                                              -------------    -------------    -------------    -------------
Net decrease in net assets from
  distributions to shareholders ...........      (1,392,242)        (880,061)         (21,794)        (632,430)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       9,712,122       18,216,784       11,727,145       18,409,380
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................       1,361,236          860,742           21,474          625,460
  Payments for shares redeemed ............     (10,591,440)      (9,397,421)      (1,359,538)        (217,329)
                                              -------------    -------------    -------------    -------------
Net increase in net assets from
  capital share transactions ..............         481,918        9,680,105       10,389,081       18,817,511
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS ..............       3,202,917       41,881,443       12,798,427       19,226,988

NET ASSETS
  Beginning of period .....................     129,718,622       87,837,179       19,226,988             --
                                              -------------    -------------    -------------    -------------
  End of period ...........................   $ 132,921,539    $ 129,718,622    $  32,025,415    $  19,226,988
                                              =============    =============    =============    =============

UNDISTRIBUTED NET INVESTMENT
  INCOME ..................................   $      12,286    $         212    $      11,054    $        --
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         207,826          441,342        1,101,273        1,821,519
  Reinvested ..............................          28,955           20,271            1,915           60,561
  Redeemed ................................        (228,716)        (221,317)        (130,709)         (20,951)
                                              -------------    -------------    -------------    -------------
  Net increase in shares outstanding ......           8,065          240,296          972,479        1,861,129
  Shares outstanding, beginning of period .       2,813,681        2,573,385        1,861,129             --
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of period .......       2,821,746        2,813,681        2,833,608        1,861,129
                                              =============    =============    =============    =============


(a)  Represents  the period from the  commencement  of operations  (November 17, 2003) through  March  31, 2004.

See accompanying notes to financial statements.

                                                                              15

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                     GOVERNMENT STREET                  ALABAMA TAX FREE
                                                         BOND FUND                           BOND FUND
                                              ------------------------------------------------------------------
                                                    YEAR             YEAR            YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED
                                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                    2005             2004             2005            2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $   2,116,554    $   2,238,741    $   1,143,433    $   1,177,228
  Net realized gains from security
    transactions ..........................         146,098          246,673           22,933           35,552
  Net change in unrealized appreciation/
    depreciation on investments ...........      (2,269,571)        (504,701)      (1,181,568)         (49,125)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from operations .........................          (6,919)       1,980,713          (15,202)       1,163,655
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income .....................      (2,826,223)      (2,903,909)      (1,140,113)      (1,173,843)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ...............       6,392,132       10,595,033        2,124,741        7,006,726
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................       2,700,878        2,739,667          845,985          869,547
  Payments for shares redeemed ............     (10,346,120)      (7,071,137)      (5,992,957)      (3,892,384)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
  capital share transactions ..............      (1,253,110)       6,263,563       (3,022,231)       3,983,889
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ...........................      (4,086,252)       5,340,367       (4,177,546)       3,973,701

NET ASSETS
  Beginning of year .......................      64,004,940       58,664,573       38,702,253       34,728,552
                                              -------------    -------------    -------------    -------------
  End of year .............................   $  59,918,688    $  64,004,940    $  34,524,707    $  38,702,253
                                              =============    =============    =============    =============

UNDISTRIBUTED (IN EXCESS OF)
  NET INVESTMENT INCOME ...................   $    (760,726)   $    (502,180)   $       8,652    $      11,983
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         309,184          495,424          198,966          641,837
  Reinvested ..............................         130,907          128,622           79,164           79,823
  Redeemed ................................        (500,688)        (332,138)        (556,252)        (358,193)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in shares
    outstanding ...........................         (60,597)         291,908         (278,122)         363,467
  Shares outstanding, beginning of year ...       3,013,699        2,721,791        3,551,112        3,187,645
                                              -------------    -------------    -------------    -------------
  Shares outstanding, end of year .........       2,953,102        3,013,699        3,272,990        3,551,112
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002            2001
                                            ---------------------------------------------------------------------------
Net asset value at beginning of year ....   $    46.10      $    34.13      $    45.55     $    45.14      $    57.07
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.50            0.32            0.28           0.21            0.19
  Net realized and unrealized
    gains (losses) on investments .......         1.01           11.97          (11.42)          0.41          (11.93)
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         1.51           12.29          (11.14)          0.62          (11.74)
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net
    investment income ...................        (0.50)          (0.32)          (0.28)         (0.21)          (0.19)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    47.11      $    46.10      $    34.13     $    45.55      $    45.14
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         3.27%          36.09%         (24.47%)         1.38%         (20.61%)
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $  132,922      $  129,719      $   87,837     $  105,701      $   95,511
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.76%           0.79%           0.81%          0.80%           0.80%

Ratio of net investment income
  to average net assets .................         1.08%           0.77%           0.76%          0.47%           0.36%

Portfolio turnover rate .................           13%             15%             12%            17%             11%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over  the  period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
======================================================================================
     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================
                                                         YEAR              PERIOD
                                                         ENDED              ENDED
                                                        MARCH 31,          MARCH 31,
                                                          2005              2004(a)
--------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    10.33       $    10.00
                                                       ----------       ----------

Income from investment operations:
  Net investment income ............................         0.01             0.01
  Net realized and unrealized gains on investments .         0.97             0.68
                                                       ----------       ----------
Total from investment operations ...................         0.98             0.69
                                                       ----------       ----------

Less distributions:
  Dividends from net investment income .............        (0.01)           (0.01)
  Distributions from net realized gains ............        (0.00)(b)        (0.35)
                                                       ----------       ----------
Total distributions ................................        (0.01)           (0.36)
                                                       ----------       ----------

Net asset value at end of period ...................   $    11.30       $    10.33
                                                       ==========       ==========

Total return (c) ...................................         9.47%           6.83%(d)
                                                       ==========       ==========

Net assets at end of period (000's) ................   $   32,025       $   19,227
                                                       ==========       ==========


Ratio of net expenses to average net assets (e) ....         1.10%           1.09%(f)

Ratio of net investment income to average net assets         0.14%           0.11%(f)

Portfolio turnover rate ............................            6%            177%(f)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.23% and 1.71%(c) for the periods ended March 31, 2005 and March 31, 2004, respectively (Note
     3).

(f)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002(a)         2001
                                            ---------------------------------------------------------------------------

Net asset value at beginning of year ....   $    21.24      $    21.55      $    20.75     $    20.90      $    19.79
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.71            0.81            0.99           1.07            1.23
  Net realized and unrealized
    gains (losses) on investments .......        (0.71)          (0.11)           0.92          (0.06)           1.11
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         0.00            0.70            1.91           1.01            2.34
                                            ----------      ----------      ----------     ----------      ----------

Dividends from and/or in excess of
  net investment income .................        (0.95)          (1.01)          (1.11)         (1.16)          (1.23)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    20.29      $    21.24      $    21.55     $    20.75      $    20.90
                                            ==========      ==========      ==========     ==========      ==========

Total return (b) ........................         0.04%           3.34%           9.36%          4.88%          12.25%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   59,919      $   64,005      $   58,665     $   53,688      $   49,180
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.71%           0.70%           0.71%          0.70%           0.69%

Ratio of net investment income
  to average net assets .................         3.44%           3.65%           4.62%          5.06%           6.12%

Portfolio turnover rate .................           28%             33%             39%            18%              9%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide for Investment Companies and began amortizing premiums on debt securities and  recording  paydown gains and losses as  adjustments to interest income. Had the Fund not adopted these new provisions,  the net investment  income per share would have been $1.16 and the ratio of net  investment  income to average net assets  would have been 5.50%.
     Per share  data  and  ratios for  periods  prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return  is a measure of the change in value of an  investment  in the  Fund over the period covered,  which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                           YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                               2005             2004            2003           2002(a)         2001
                                            ---------------------------------------------------------------------------

Net asset value at beginning of year ....   $    10.90      $    10.89      $    10.40     $    10.55      $    10.13
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.35            0.35            0.40           0.42            0.44
  Net realized and unrealized
    gains (losses) on investments .......        (0.36)           0.01            0.49          (0.15)           0.42
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........        (0.01)           0.36            0.89           0.27            0.86
                                            ----------      ----------      ----------     ----------      ----------

Dividends from net investment income ....        (0.34)          (0.35)          (0.40)         (0.42)          (0.44)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    10.55      $    10.90      $    10.89     $    10.40      $    10.55
                                            ==========      ==========      ==========     ==========      ==========

Total return (b) ........................    ( 0.06% )            3.40%           8.67%          2.61%           8.71%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   34,525      $   38,702      $   34,729     $   31,603      $   28,091
                                            ==========      ==========      ==========     ==========      ==========

Ratio of net expenses to
  average net assets (c) ................         0.65%           0.65%           0.65%          0.65%           0.65%

Ratio of net investment income
  to average net assets .................         3.21%           3.26%           3.74%          4.02%           4.29%

Portfolio turnover rate .................            4%             10%              9%            10%              6%

(a)      As required, effective  April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for  Investment  Companies and began accreting  market discount on debt  securities.  Had the Fund not adopted this new  provision, the ratio of net  investment  income to average  net assets  would have been  4.00%.  Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)      Total  return is a measure of the change in value of an investment  in the Fund over the period covered, which assumes any  dividends or  capital gains distributions are reinvested  in shares of the  Fund. Returns do  not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)      Absent investment advisory fees voluntarily waived  by  the  Adviser, the ratios  of  expenses to average  net assets would have been 0.69%,  0.68%, 0.69%,  0.71%  and 0.71% for the years ended March 31, 2005, 2004, 2003,
         2002 and 2001, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 96.4%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 10.5%
    10,000  Best Buy Company, Inc. ...............................  $  540,100
    20,000  Comcast Corporation - Class A (a) ....................     675,600
    15,000  Gap, Inc. (The) ......................................     327,600
    30,000  Hasbro, Inc. .........................................     613,500
    61,500  Home Depot, Inc. .....................................   2,351,760
    21,000  International Game Technology ........................     559,860
    32,000  Johnson Controls, Inc. ...............................   1,784,320
     5,500  NIKE, Inc. - Class B .................................     458,205
     5,500  Omnicom Group, Inc. ..................................     486,860
    20,000  Staples, Inc. ........................................     628,600
    11,000  Starbucks Corporation (a) ............................     568,260
    20,000  Target Corporation ...................................   1,000,400
    10,000  Time Warner, Inc. (a) ................................     175,500
    12,000  Tribune Company ......................................     478,440
    33,000  Viacom, Inc. - Class A ...............................   1,156,320
    40,000  Walt Disney Company (The) ............................   1,149,200
    20,000  Yum! Brands, Inc. ....................................   1,036,200
                                                                    ----------
                                                                    13,990,725
                                                                    ----------
            CONSUMER STAPLES -- 10.8%
    33,000  Altria Group, Inc. ...................................   2,157,870
    21,000  Anheuser-Busch Companies, Inc. .......................     995,190
    40,000  Avon Products, Inc. ..................................   1,717,600
    14,000  Clorox Company (The) .................................     881,860
     4,260  J.M. Smucker Company (The) ...........................     214,278
    20,000  PepsiCo, Inc. ........................................   1,060,600
    42,000  Procter & Gamble Company (The) .......................   2,226,000
    30,000  SYSCO Corporation ....................................   1,074,000
    24,000  Unilever N.V. - ADR ..................................   1,642,080
    25,000  Walgreen Company .....................................   1,110,500
    24,000  Wal-Mart Stores, Inc. ................................   1,202,640
                                                                    ----------
                                                                    14,282,618
                                                                    ----------
            ENERGY -- 8.0%
    23,314  Apache Corporation ...................................   1,427,516
    25,000  Baker Hughes, Inc. ...................................   1,112,250
    33,082  BP PLC - ADR .........................................   2,064,317
    26,000  ChevronTexaco Corporation ............................   1,516,060
    22,000  ConocoPhillips .......................................   2,372,480
    36,300  Exxon Mobil Corporation ..............................   2,163,480
                                                                    ----------
                                                                    10,656,103
                                                                    ----------
            FINANCIALS -- 16.3%
    45,080  Aegon N.V. - ARS .....................................     606,777
    45,000  AFLAC, Inc. ..........................................   1,676,700
    32,000  American Express Company .............................   1,643,840
    38,000  American International Group, Inc. ...................   2,105,580
    72,870  Bank of America Corporation ..........................   3,213,567
    35,000  BB&T Corporation .....................................   1,367,800
    40,000  Charles Schwab Corporation ...........................     420,400
    46,000  Citigroup, Inc. ......................................   2,067,240

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            FINANCIALS -- 16.3% (CONTINUED)
    15,000  Fifth Third Bancorp ..................................  $  644,700
     6,500  Hartford Financial Services Group, Inc. (The) ........     445,640
    40,000  MBNA Corporation .....................................     982,000
    14,000  Progressive Corporation ..............................   1,284,640
    30,000  SLM Corporation ......................................   1,495,200
    55,000  Synovus Financial Corporation ........................   1,532,300
    75,000  U.S. Bancorp .........................................   2,161,500
                                                                    ----------
                                                                    21,647,884
                                                                    ----------
            HEALTHCARE -- 14.4%
    16,000  Amgen, Inc. (a) ......................................     931,360
    34,000  Becton, Dickinson & Company ..........................   1,986,280
    31,750  Biomet, Inc. .........................................   1,152,525
    41,000  Cardinal Health, Inc. ................................   2,287,800
    44,000  Elan Corporation (a) .................................     142,560
    17,000  Eli Lilly & Company ..................................     885,700
    21,000  Forest Lab, Inc. (a) .................................     775,950
    20,000  Johnson & Johnson ....................................   1,343,200
    21,000  Medtronic, Inc. ......................................   1,069,950
    24,900  Merck & Company ......................................     806,013
    64,000  Pfizer, Inc. .........................................   1,681,280
    37,000  UnitedHealth Group, Inc. .............................   3,529,060
    14,000  WellPoint, Inc. (a) ..................................   1,754,900
    10,000  Zimmer Holdings, Inc. (a) ............................     778,100
                                                                    ----------
                                                                    19,124,678
                                                                    ----------
            INDUSTRIALS -- 12.6%
     5,000  3M Company ...........................................     428,450
    24,200  Automatic Data Processing, Inc. ......................   1,087,790
    13,000  Caterpillar, Inc. ....................................   1,188,720
    23,000  Cendant Corporation ..................................     472,420
     5,000  Deere & Company ......................................     335,650
    12,500  Emerson Electric Company .............................     811,625
    15,000  Fedex Corporation ....................................   1,409,250
    14,000  First Data Corporation ...............................     550,340
    13,000  General Dynamics Corporation .........................   1,391,650
    96,000  General Electric Company .............................   3,461,760
     6,500  Illinois Tool Works, Inc. ............................     581,945
     8,000  Ingersoll-Rand Company - Class A .....................     637,200
    10,000  Masco Corporation ....................................     346,700
    10,000  Norfolk Southern Corporation .........................     370,500
     1,150  PHH Corporation (a) ..................................      25,151
    32,000  Quanta Services, Inc. (a) ............................     244,160
     9,000  Ryder System, Inc. ...................................     375,300
    53,786  Tyco International, Ltd. .............................   1,817,967
     8,000  United Technologies Corporation ......................     813,280
    15,000  Waste Management, Inc. ...............................     432,750
                                                                    ----------
                                                                    16,782,608
                                                                    ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 13.7%
    47,000  ADC Telecommunications, Inc. (a) .....................  $   93,530
    27,000  Adobe Systems, Inc. ..................................   1,813,590
    18,979  Agilent Technologies, Inc. (a) .......................     421,334
    44,000  Applied Materials, Inc. ..............................     715,000
    22,000  Broadcom Corporation - Class A (a) ...................     658,240
    18,000  Celestica, Inc. (a) ..................................     243,180
    67,000  Cisco Systems, Inc. (a) ..............................   1,198,630
       132  Computer Associates International, Inc. ..............       3,577
    27,500  Computer Sciences Corporation (a) ....................   1,260,875
    30,000  Corning, Inc. (a) ....................................     333,900
    20,000  Dell Computer Corporation (a) ........................     768,400
     5,000  Electronic Arts, Inc. (a) ............................     258,900
     8,000  EMC Corporation (a) ..................................      98,560
    16,000  Harmonic, Inc. (a) ...................................     152,960
    30,000  Hewlett-Packard Company ..............................     658,200
    65,100  Intel Corporation ....................................   1,512,273
    11,500  International Business Machines Corporation ..........   1,050,870
    25,000  Kemet Corporation (a) ................................     193,750
     8,000  Kla-Tencor Corporation ...............................     368,080
    29,000  Macromedia, Inc. (a) .................................     971,500
    42,000  Microsoft Corporation ................................   1,015,140
    20,000  Network Appliance, Inc. (a) ..........................     553,200
    30,000  Scientific-Atlanta, Inc. .............................     846,600
    33,000  Texas Instruments, Inc. ..............................     841,170
    21,000  Veritas Software Corporation (a) .....................     487,620
    21,000  Waters Corporation (a) ...............................     751,590
    31,000  Xilinx, Inc. .........................................     906,130
                                                                    ----------
                                                                    18,176,799
                                                                    ----------
            MATERIALS -- 5.0%
    24,000  Alcoa, Inc. ..........................................     729,360
    14,000  Ball Corporation .....................................     580,720
    16,000  du Pont (E.I.) de NeMours & Company ..................     819,840
    20,000  Florida Rock Industries, Inc. ........................   1,176,400
    10,000  Inco Limited (a) .....................................     398,000
    16,955  International Paper Company ..........................     623,774
    10,000  Newmont Mining Corporation ...........................     422,500
     5,000  Nucor Corporation ....................................     287,800
     7,000  POSCO - ADR ..........................................     345,520
     7,000  Praxair, Inc. ........................................     335,020
    20,000  Valspar Corporation ..................................     930,800
                                                                    ----------
                                                                     6,649,734
                                                                    ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 96.4% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 2.3%
    15,000  Bellsouth Corporation ................................  $  394,350
    23,000  Nokia Oyj - ADR ......................................     354,890
    63,000  SBC Communications, Inc. .............................   1,492,470
    35,000  Sprint Corporation ...................................     796,250
                                                                    ----------
                                                                     3,037,960
                                                                    ----------
            UTILITIES -- 2.8%
    75,980  Duke Energy Corporation ..............................   2,128,200
    49,000  Southern Company (The) ...............................   1,559,670
                                                                    ----------
                                                                     3,687,870
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $89,639,422) ...............$128,036,979
                                                                  ------------

================================================================================
   SHARES   REAL ESTATE INVESTMENT TRUSTS -- 2.2%                      VALUE
--------------------------------------------------------------------------------
    27,200  Colonial Properties Trust ............................  $1,044,752
    40,000  Plum Creek Timber Company, Inc. ......................   1,428,000
    10,000  Rayonier, Inc. .......................................     495,300
                                                                    ----------
            TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,205,403).  $2,968,052
                                                                    ----------

================================================================================
   SHARES   EXCHANGE-TRADED FUNDS -- 0.6%                              VALUE
--------------------------------------------------------------------------------
     7,000  S&P MidCap 400 Depositary Receipts
             (Cost $860,943)......................................  $  842,520
                                                                    ----------

================================================================================
 PAR VALUE  COMMERCIAL PAPER -- 0.9%                                   VALUE
--------------------------------------------------------------------------------
$1,144,000  U.S. Bank N.A., discount, 04/01/2005 (Cost $1,144,000)  $1,144,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
     1,079  First American Treasury Obligation Fund - Class A
              (Cost $1,079) ......................................  $    1,079
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 100.1% (Cost
              $93,850,847)........................................$132,992,630

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).......     (71,091)
                                                                    ----------

            NET ASSETS -- 100.0% .................................$132,921,539
                                                                  ============


(a)  Non-income producing security.
ADR - American Depositary Receipt
ARS - American Registered Share

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 88.5%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 13.7%
     2,000  Abercrombie & Fitch Company - Class A ................  $  114,480
     5,000  AGL Resources, Inc. ..................................     174,650
     5,100  ArvinMeritor, Inc. ...................................      78,897
     6,000  Barnes & Noble, Inc. (a) .............................     206,940
     5,100  Belo Corporation - Class A ...........................     123,114
     5,700  BJ's Wholesale Club, Inc. (a) ........................     177,042
     2,600  BorgWarner, Inc. .....................................     126,568
     2,500  Callaway Golf Company ................................      32,000
     2,700  Career Education Corporation (a) .....................      92,502
     3,200  CBRL Group, Inc. .....................................     132,160
     5,000  Chicos FAS, Inc. (a) .................................     141,300
     5,500  Claire's Stores, Inc. ................................     126,720
     4,300  Coach, Inc. (a) ......................................     243,509
     3,000  Darden Restaurants, Inc. .............................      92,040
     4,000  Education Management Corporation (a) .................     111,800
     5,100  Entercom Communications Corporation (a) ..............     181,152
     2,500  Fastenal Company .....................................     138,275
     2,336  GameStop Corporation (a) .............................      52,093
     4,400  Herman Miller, Inc. ..................................     132,528
     1,500  International Speedway Corporation - Class A .........      81,375
     1,300  Lear Corporation .....................................      57,668
     1,400  Lee Enterprises, Inc. ................................      60,760
     4,000  Limited Brands, Inc. .................................      97,200
     3,300  Mandalay Resort Group ................................     232,617
     2,500  Modine Manufacturing Company .........................      73,325
     3,100  Mohawk Industries, Inc. (a) ..........................     261,330
     2,000  Neiman Marcus Group, Inc - Class A ...................     183,020
     2,000  O'Reilly Automotive, Inc. (a) ........................      99,060
     3,500  Pacific Sunwear of California, Inc. (a) ..............      97,930
     4,200  Ruby Tuesday, Inc. ...................................     102,018
     6,000  Saks, Inc. (a) .......................................     108,300
     2,500  Thor Industries, Inc. ................................      74,775
     4,500  Urban Outfitters, Inc. (a) ...........................     215,865
     4,700  Williams-Sonoma, Inc. (a) ............................     172,725
                                                                    ----------
                                                                     4,395,738
                                                                    ----------
            CONSUMER STAPLES -- 5.3%
     5,100  Church & Dwight Company, Inc. ........................     180,897
     3,900  Constellation Brands, Inc. (a) .......................     206,193
     6,000  Dean Foods Company (a) ...............................     205,800
     7,000  Hormel Foods Corporation .............................     217,770
     2,700  J.M. Smucker Company .................................     135,810
     6,400  PepsiAmericas, Inc. ..................................     145,024
     3,000  Timberland Company (The) (a) .........................     212,790
    11,900  Tyson Foods, Inc. ....................................     198,492
     1,800  Whole Foods Market, Inc. .............................     183,834
                                                                    ----------
                                                                     1,686,610
                                                                    ----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            ENERGY -- 11.7%
     7,600  Airgas, Inc. .........................................  $  181,564
     3,900  Arch Coal, Inc. ......................................     167,739
     3,000  Cabot Corporation ....................................     100,290
     1,850  Cooper Cameron Corporation (a) .......................     105,839
     6,200  Equitable Resources, Inc. ............................     356,128
     6,000  FMC Technologies, Inc. (a) ...........................     199,080
     4,200  Forest Oil Corporation (a) ...........................     170,100
     2,240  Lone Star Technologies, Inc. (a) .....................      88,323
     4,100  Murphy Oil Corporation ...............................     404,793
     1,400  Newfield Exploration Company (a) .....................     103,964
     3,000  Patterson-UTI Energy, Inc. ...........................      75,060
     3,800  Pogo Producing Company ...............................     187,112
     5,000  Pride International, Inc. (a) ........................     124,200
     6,300  SCANA Corporation ....................................     240,786
     1,800  Smith International, Inc. ............................     112,914
    10,800  Valero Energy Corporation ............................     791,316
    10,733  XTO Energy, Inc. .....................................     352,472
                                                                    ----------
                                                                     3,761,680
                                                                    ----------
            FINANCIALS -- 14.4%
     5,600  American Financial Group, Inc. .......................     172,480
     5,300  AmerUs Group Company .................................     250,425
     6,600  Associated Banc-Corp .................................     206,118
     4,400  Bank of Hawaii Corporation ...........................     199,144
     6,500  Berkley (W.R.) Corporation ...........................     322,400
     3,300  ChoicePoint, Inc. (a) ................................     132,363
     4,700  Compass Bancshares, Inc. .............................     213,380
     4,700  Cullen/Frost Bankers, Inc. ...........................     212,205
    10,200  Eaton Vance Corporation ..............................     239,088
     2,600  Everest Re Group, Ltd. ...............................     221,286
     6,900  HCC Insurance Holdings, Inc. .........................     249,504
     4,200  Investors Financial Services Corporation .............     205,422
     5,000  Jefferies Group, Inc. ................................     188,400
     3,550  Legg Mason, Inc. .....................................     277,397
     4,400  Mercantile Bankshares Corporation ....................     223,784
    10,100  New York Community Bancorp, Inc. .....................     183,416
     3,000  St. Joe Company (The) ................................     201,900
     8,400  TCF Financial Corporation ............................     228,060
     3,381  TD Banknorth, Inc. (a) ...............................     105,622
     1,622  Toronto-Dominion Bank (The) ..........................      67,070
     7,777  Washington Federal, Inc. .............................     181,282
     3,000  Westamerica Bancorporation ...........................     155,310
     5,200  Wilmington Trust Corporation .........................     182,520
                                                                    ----------
                                                                     4,618,576
                                                                    ----------
            HEALTHCARE -- 11.7%
     3,950  Barr Pharmaceuticals, Inc. (a) .......................     192,878
     1,500  Beckman Coulter, Inc. ................................      99,675
     3,000  Charles River Laboratories International, Inc. (a) ...     141,120
     8,600  Community Health Systems, Inc. (a) ...................     300,226
     9,200  Covance, Inc. (a) ....................................     438,012

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            HEALTHCARE -- 11.7% (CONTINUED)
     5,500  Coventry Health Care, Inc. (a) .......................  $  374,770
     2,800  DENTSPLY International, Inc. .........................     152,348
     8,800  Gilead Sciences, Inc. (a) ............................     315,040
     2,800  Henry Schein, Inc. (a) ...............................     100,352
     2,400  Hillenbrand Industries, Inc. .........................     133,128
     2,000  Invitrogen Corporation (a) ...........................     138,400
     3,500  LifePoint Hospitals, Inc. (a) ........................     153,440
     9,700  Mylan Laboratories, Inc. .............................     171,884
     5,100  Omnicare, Inc. .......................................     180,795
     3,200  Par Pharmeutical Companies, Inc. (a) .................     107,008
     1,000  Perrigo Company ......................................      19,150
     5,400  Protein Design Labs, Inc. (a) ........................      86,346
     4,000  Renal Care Group, Inc. (a) ...........................     151,760
     2,000  Techne Corporation (a) ...............................      80,360
     2,343  UnitedHealth Group, Inc. .............................     223,475
     5,100  Varian Medical Systems, Inc. (a) .....................     174,828
                                                                    ----------
                                                                     3,734,995
                                                                    ----------
            INDUSTRIALS -- 11.9%
     3,100  Alexander & Baldwin, Inc. ............................     127,720
     3,200  Alliance Data Systems Corporation (a) ................     129,280
     5,500  AMETEK, Inc. .........................................     221,375
     2,400  Carlisle Companies, Inc. .............................     167,448
     3,600  C.H. Robinson Worldwide, Inc. ........................     185,508
     6,000  Donaldson Company, Inc. ..............................     193,680
     3,500  Energizer Holding, Inc. (a) ..........................     209,300
     3,200  Expeditors International of Washington, Inc. .........     171,360
     4,700  Graco, Inc. ..........................................     189,692
     5,500  Harte-Hanks, Inc. ....................................     151,580
     3,000  International Rectifier Corporation (a) ..............     136,500
     3,300  Jacobs Engineering Group, Inc. (a) ...................     171,336
     3,000  JetBlue Airways Corporation (a) ......................      57,120
     4,500  Leggett & Platt, Inc. ................................     129,960
     3,200  Lennar Corporation ...................................     181,376
     3,500  Manpower, Inc. .......................................     152,320
     7,500  Overseas Shipholding Group, Inc. .....................     471,825
     3,500  Silicon Laboratories, Inc. (a) .......................     103,985
     4,000  SPX Corporation ......................................     173,120
     4,200  Stericycle, Inc. (a) .................................     185,640
     5,000  Swift Transportation Company, Inc. (a) ...............     110,700
     3,800  Trinity Industries, Inc. .............................     107,046
     2,000  Zebra Technologies Corporation (a) ...................      94,980
                                                                    ----------
                                                                     3,822,851
                                                                    ----------

            INFORMATION TECHNOLOGY -- 11.7%
     5,333  Activision, Inc. (a) .................................      78,928
     7,000  Acxiom Corporation ...................................     146,510
     1,000  Advent Software, Inc. (a) ............................      18,180
     2,200  Affiliated Computer Services, Inc. (a) ...............     117,128
     6,500  Arrow Electronics, Inc. (a) ..........................     164,775
     6,000  Ascential Software, Inc. (a) .........................     111,180

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 88.5% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 11.7% (CONTINUED)
     2,800  CDW Corporation ......................................  $  158,704
     5,000  CheckFree Corporation (a) ............................     203,800
     2,500  Cognizant Technology Solutions Corporation (a) .......     115,500
     5,600  Cree, Inc. (a) .......................................     121,800
     2,400  Diebold, Inc. ........................................     131,640
     3,200  DST Systems, Inc. (a) ................................     147,776
     3,000  Dun & Bradstreet Corporation (a) .....................     184,350
     2,000  Emmis Communications Corporation - Class A (a) .......      38,440
     3,400  Fair Isaac Corporation ...............................     117,096
     8,000  GTECH Holdings Corporation ...........................     188,240
     1,000  Harman International Industries, Inc. ................      88,460
     4,800  Harris Corporation ...................................     156,720
     4,500  Integrated Circuit Systems, Inc. (a) .................      86,040
     5,700  Jack Henry & Associates, Inc. ........................     102,543
     2,600  L-3 Communications Holdings, Inc. ....................     184,652
     5,600  Lam Research Corporation (a) .........................     161,616
     2,000  Macrovision Corporation (a) ..........................      45,580
     4,400  Microchip Technology, Inc. ...........................     114,444
     5,000  National Instruments Corporation .....................     135,250
     3,500  Plantronics, Inc. ....................................     133,280
     5,500  RSA Security, Inc. (a) ...............................      87,175
     6,000  SanDisk Corporation (a) ..............................     166,800
     6,000  Semtech Corporation (a) ..............................     107,220
     1,000  Storage Technology Corporation (a) ...................      30,800
     5,000  Synopsys, Inc. (a) ...................................      90,500
                                                                    ----------
                                                                     3,735,127
                                                                    ----------
            MATERIALS -- 4.2%
     4,700  Albemarle Corporation ................................     170,892
     4,000  Martin Marietta Materials, Inc. ......................     223,680
     4,300  Potlatch Corporation .................................     202,401
     3,600  Scotts Company (The) - Class A (a) ...................     252,828
     6,200  Sonoco Products Company ..............................     178,870
     3,500  Steel Dynamics, Inc. .................................     120,575
     4,000  Valspar Corporation (The) ............................     186,160
                                                                    ----------
                                                                     1,335,406
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
     3,500  ADTRAN, Inc. .........................................      61,740
     3,300  Telephone and Data Systems, Inc. .....................     269,280
                                                                    ----------
                                                                       331,020
                                                                    ----------
            UTILITIES -- 2.9%
     8,300  Alliant Energy Corporation ...........................     222,274
     2,500  Aqua America, Inc. ...................................      60,875
     2,400  Great Plains Energy, Inc. ............................      73,392
     6,000  Hawaiian Electric Industries, Inc. ...................     153,120
     6,200  Wisconsin Energy Corporation .........................     220,100
     3,500  WPS Resources Corporation ............................     185,220
                                                                    ----------
                                                                       914,981
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $25,506,143)................ $28,336,984
                                                                   -----------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF  INVESTMENTS  (CONTINUED)
================================================================================
   SHARES   REAL ESTATE INVESTMENT TRUSTS -- 1.1%                      VALUE
--------------------------------------------------------------------------------
     4,600  Liberty Property Trust ...............................  $  179,630
     6,800  New Plan Excel Realty Trust ..........................     170,748
                                                                    ----------
            TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $356,148)...  $  350,378
                                                                    ----------

================================================================================
PAR VALUE   COMMERCIAL PAPER -- 10.8%                                  VALUE
--------------------------------------------------------------------------------
$  364,000  American Express Company, discount, due 04/01/2005 ...  $  364,000
 1,590,000  Prudential Funding, discount, due 04/01/2005 .........   1,590,000
 1,500,000  U.S. Bancorp N.A., discount, due 04/01/2005 ..........   1,500,000
                                                                    ----------

            TOTAL COMMERCIAL PAPER (Cost $3,454,000)..............  $3,454,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
       391  First American Treasury Obligation Fund - Class A
             (Cost $391) .........................................  $      391
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 100.4% (Cost $29,316,682)$32,141,753

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%) ......    (116,338)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $32,025,415
                                                                   ===========


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
 PAR VALUE  U.S. TREASURY AND AGENCY OBLIGATIONS -- 28.3%               VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 6.2%
$  500,000  5.75%, due 11/15/2005 ................................  $  507,597
   925,000  5.875%, due 11/15/2005 ...............................     939,815
   725,000  5.625%, due 02/15/2006 ...............................     739,188
   100,000  6.625%, due 05/15/2007 ...............................     105,668
   750,000  5.50%, due 02/15/2008 ................................     781,963
   100,000  5.625%, due 05/15/2008 ...............................     104,809
   500,000  5.00%, due 02/15/2011 ................................     519,316
                                                                    ----------
                                                                     3,698,356
                                                                    ----------

            FEDERAL FARM CREDIT BANK BONDS -- 1.4%
   500,000  6.00%, due 01/07/2008 ................................     523,245
   300,000  6.28%, due 11/26/2012 ................................     328,881
                                                                    ----------
                                                                       852,126
                                                                    ----------
            FEDERAL HOME LOAN BANK BONDS -- 15.6%
 1,000,000  4.59%, due 10/11/2005 ................................   1,006,202
   500,000  6.345%, due 11/01/2005 ...............................     508,519
 1,000,000  5.375%, due 04/07/2010 ...............................   1,011,795
 1,500,000  5.25%, due 07/06/2010 ................................   1,505,793
 2,000,000  5.00%, due 08/16/2011 ................................   1,993,578
   200,000  5.625%, due 11/15/2011 ...............................     210,659
 1,000,000  5.75%,due 04/20/2010 .................................   1,021,128
 2,000,000  6.00%, due 12/28/2011 ................................   2,058,410
                                                                    ----------
                                                                     9,316,084
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 5.1%
   500,000  6.63%, due 06/20/2005 ................................     503,851
 1,000,000  7.125%, due 03/15/2007 ...............................   1,057,843
 1,500,000  5.00%, due 09/08/2008 ................................   1,510,481
                                                                    ----------
                                                                     3,072,175
                                                                    ----------

            TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
              (Cost $16,865,715) ................................. $16,938,741
                                                                   -----------

================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 22.1%                        VALUE
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.9%
$    1,290  Pool #15032, 7.50%, due 02/15/2007 ...................  $    1,384
    77,292  Pool #438434, 6.50%, due 01/15/2013 ..................      81,067
   372,073  Pool #498359, 6.00%, due 02/15/2014 ..................     385,953
    36,257  Pool #470177, 7.00%, due 03/15/2014 ..................      38,302
    62,902  Pool #518403, 7.00%, due 09/15/2014 ..................      66,450
     2,361  Pool #170784, 8.00%, due 12/15/2016 ..................       2,543
     1,135  Pool #181540, 8.00%, due 02/15/2017 ..................       1,223
   678,795  Pool #581879, 6.50%, due 03/15/2017 ..................     711,940
 1,263,147  Pool #590361, 6.00%, due 07/15/2017 ..................   1,310,269
   826,686  Pool #553051, 5.50%, due 02/15/2018 ..................     850,178
   697,190  Pool #607757, 5.50%, due 03/15/2018 ..................     717,003
   964,257  Pool #606780, 5.50%, due 04/15/2018 ..................     991,660
 1,793,154  Pool #610364, 5.00%, due 07/15/2018 ..................   1,810,806
    43,882  Pool #493659, 6.50%, due 12/15/2018 ..................      45,849

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 22.1% (CONTINUED)            VALUE
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.9% (CONTINUED)
$  110,487  Pool #476695, 6.50%, due 10/15/2023 ..................  $  115,440
    60,185  Pool #366710, 6.50%, due 02/15/2024 ..................      62,883
    43,531  Pool #453826, 7.25%, due 09/15/2027 ..................      46,427
    83,391  Pool #412360, 7.00%, due 11/15/2027 ..................      88,152
   312,803  Pool #447408, 7.00%, due 01/15/2028 ..................     330,661
    25,628  Pool #454162, 7.00%, due 05/15/2028 ..................      27,091
   185,736  Pool #780825, 6.50%, due 07/15/2028 ..................     194,062
    46,653  Pool #2617, 7.50%, due 07/20/2028 ....................      49,841
    42,595  Pool #158794, 7.00%, due 09/15/2028 ..................      45,027
    40,666  Pool #486760, 6.50%, due 12/15/2028 ..................      42,489
   131,286  Pool #781096, 6.50%, due 12/15/2028 ..................     137,171
   132,686  Pool #781136, 7.00%, due 12/15/2028 ..................     140,261
    86,120  Pool #506618, 7.00%, due 03/15/2029 ..................      91,036
   446,834  Pool #536619, 6.50% due 09/15/2029 ...................     466,865
    32,153  Pool #511562, 7.50%, due 07/15/2030 ..................      34,481
   164,294  Pool #448316, 6.50% due 04/15/2031 ...................     171,659
    70,868  Pool #530606, 6.50% due 04/15/2031 ...................      74,045
    58,196  Pool #545820, 7.00% due 06/15/2031 ...................      61,519
   308,347  Pool #781330, 6.00%, due 09/15/2031 ..................     316,967
   149,810  Pool #3228, 6.50%, due 04/20/2032 ....................     156,057
   201,546  Pool #569903, 6.50%, due 06/15/2032 ..................     210,581
   609,553  Pool #595934, 6.00%, due 09/15/2032 ..................     626,592
   207,785  Pool #3927, 6.00%, due 11/20/2032 ....................     213,593
                                                                    ----------
                                                                    10,717,527
                                                                    ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.4%
 1,421,444  Pool #01173, 5.50%, due 06/01/2017 ...................   1,451,621
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.8%
 1,073,125  Pool #635149, 5.50%, due 07/01/2017 ..................   1,094,378
                                                                    ----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $13,293,180)    $13,263,526
                                                                   -----------

================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1%                                   VALUE
--------------------------------------------------------------------------------
            FINANCE -- 22.8%
            Banc One Corporation,
$  665,000  7.00%, due 07/15/2005 ................................  $  671,889
 1,000,000  6.875%, due 08/01/2006 ...............................   1,036,998
                                                                    ----------
                                                                     1,708,887
                                                                    ----------
            Bank of America Corporation,
   550,000  7.625%, due 04/15/2005 ...............................     550,692
   750,000  7.125%, due 03/01/2009 ...............................     816,392
                                                                    ----------
                                                                     1,367,084
                                                                    ----------
            Credit Suisse First Boston (USA), Inc.,
   500,000  4.70%, due 06/01/2009 ................................     499,517
                                                                    ----------

            General Electric Capital Corporation,
 2,500,000  5.00%, due 02/15/2007 ................................   2,538,035
                                                                    ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1% (CONTINUED)                       VALUE

            FINANCE -- 22.8% (CONTINUED)
            H.J. Heinz Finance Company,
$1,000,000  6.00%, due 03/15/2012 ................................  $1,064,871
                                                                    ----------

            Household Finance Company,
 1,000,000  7.25%, due 05/15/2006 ................................   1,034,477
                                                                    ----------

            JPMorgan Chase & Company,
 1,000,000  4.50%, due 01/15/2012 ................................     970,682
                                                                    ----------

            International Lease Finance Corporation,
 2,000,000  5.625%, due 06/01/2007 ...............................   2,052,308
                                                                    ----------

            Merrill Lynch & Company, Inc.,
 1,000,000  7.00%, due 04/27/2008 ................................   1,074,710
   500,000  6.00%, due 02/17/2009 ................................     523,009
                                                                    ----------
                                                                     1,597,719
                                                                    ----------
            SouthTrust Bank of Alabama, N.A.,
   737,000  7.00%, due 11/15/2008 ................................     805,466
                                                                    ----------

            TOTAL FINANCE CORPORATE BONDS ........................  13,639,046
                                                                    ----------

            INDUSTRIAL -- 14.6%
            Abbott Laboratories,
 1,370,000  6.40%, due 12/01/2006 ................................   1,420,861
                                                                    ----------

            Anheuser-Busch Companies, Inc.,
 1,800,000  5.125%, due 10/01/2008 ...............................   1,838,189
                                                                    ----------

            Cardinal Health, Inc.,
 1,904,000  4.45%, due 06/30/2005 ................................   1,905,889
                                                                    ----------

            Ford Motor Company,
 1,000,000  7.25%, due 10/01/2008 ................................   1,026,149
                                                                    ----------

            General Dynamics Corporation,
   500,000  4.50%, due 08/15/2010 ................................     495,138
                                                                    ----------

            General Motors Corporation,
   565,000  7.10%, due 03/15/2006 ................................     562,499
                                                                    ----------

            Wal-Mart Stores, Inc.,
 1,500,000  4.375%, due 07/12/2007 ...............................   1,509,360
                                                                    ----------

            TOTAL INDUSTRIAL CORPORATE BONDS .....................   8,758,085
                                                                    ----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 43.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
            UTILITY -- 5.7%
            Alabama Power Company,
$1,540,000  5.49%, due 11/01/2005 ................................  $1,557,360
                                                                    ----------

            AT&T Corporation,
 1,000,000  6.00%, due 03/15/2009 ................................   1,038,043
                                                                    ----------

            BellSouth Capital Funding Corporation,
   750,000  7.75%, due 02/15/2010 ................................     844,296
                                                                    ----------

            TOTAL UTILITY CORPORATE BONDS ........................   3,439,699
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $25,768,138) ............. $25,836,830
                                                                   -----------

================================================================================
PAR VALUE   MUNICIPAL OBLIGATIONS -- 1.9%                              VALUE
--------------------------------------------------------------------------------
            Alabama State Public School & College Auth.,
$1,050,000  7.15%, due 09/01/2009 (Cost $1,033,944) ..............  $1,154,738
                                                                    ----------

================================================================================
PAR VALUE   COMMERCIAL PAPER -- 7.0%                                   VALUE
--------------------------------------------------------------------------------
$2,990,000  Prudential Funding, discount, due 04/01/2005 .........  $2,990,000
 1,198,000  U.S. Bancorp N.A., discount, due 04/01/2005 ..........   1,198,000
                                                                    ----------

            TOTAL COMMERICAL PAPER (Cost $4,188,000)..............  $4,188,000
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
       360  First American Treasury Obligation Fund - Class A
              (Cost $360) ........................................  $      360
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 102.4% (Cost $61,149,337) $61,382,195

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.4%) ......  (1,463,507)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $59,918,688
                                                                   ===========

See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9%                             VALUE
--------------------------------------------------------------------------------
            Alabama Mental Health Finance Auth., Special Tax,
$  515,000  5.00%, due 05/01/2006 ................................  $  521,108
                                                                    ----------

            Alabama Special Care Facilities Financing Auth.,
              Birmingham, Rev.,
   500,000  4.50%, due 11/01/2009, ETM ...........................     521,270
   400,000  5.375%, due 11/01/2012, ETM ..........................     409,324
                                                                    ----------
                                                                       930,594
                                                                    ----------

            Alabama Special Care Facilities Financing Auth.,
              Mobile Hospital, Rev.,
   250,000  4.50%, due 11/01/2010, ETM ...........................     261,258
                                                                    ----------

            Alabama State, GO,
   500,000  3.00%, due 09/01/2007 ................................     501,350
   500,000  5.00%, due 06/01/2008 ................................     529,665
                                                                    ----------
                                                                     1,031,015
                                                                    ----------
            Alabama State Public School & College Auth., Capital
              Improvements, Rev.,
   275,000  5.25%, due 11/01/2005 ................................     279,430
   305,000  5.00%, due 12/01/2005 ................................     310,093
   300,000  5.00%, due 02/01/2010 ................................     321,090
   305,000  5.125%, due 11/01/2010 ...............................     326,655
   475,000  5.00%, due 11/01/2012 ................................     505,856
   250,000  5.625%, due 07/01/2013 ...............................     274,448
   600,000  5.125%, due 11/01/2013 ...............................     642,600
   525,000  5.125%, due 11/01/2015 ...............................     560,989
                                                                    ----------
                                                                     3,221,161
                                                                    ----------
            Alabama State Public School & College Auth., Rev.,
   325,000  5.00%, due 05/01/2010 ................................     349,190
                                                                    ----------

            Alabama Water Pollution Control Auth., Rev.,
   200,000  4.65%, due 08/15/2008 ................................     209,912
   500,000  5.00%, due 08/15/2010 ................................     538,450
                                                                    ----------
                                                                       748,362
                                                                    ----------
            Athens, AL, Electric Revenue Warrants,
   500,000  3.00%, due 06/01/2011 ................................     476,320
                                                                    ----------

            Athens, AL, School Warrants,
   335,000  5.05%, due 08/01/2015 ................................     353,847
                                                                    ----------

            Auburn, AL, GO,
   300,000  4.00%, due 08/01/2007 ................................     307,062
   285,000  4.25%, due 08/01/2009 ................................     295,804
                                                                    ----------
                                                                       602,866
                                                                    ----------
            Auburn, AL, Water Works Board, Rev.,
   335,000  5.00%, due 07/01/2015 ................................     356,534
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Auburn University, AL, General Fee Rev.,
$  300,000  4.00%, due 06/01/2008 ................................  $  308,349
   400,000  4.45%, due 06/01/2011 ................................     413,500
                                                                    ----------
                                                                       721,849
                                                                    ----------
            Baldwin Co., AL, Board of Education, Rev.,
   200,000  5.20%, due 06/01/2009 ................................     209,272
   300,000  5.00%, due 06/01/2010 ................................     321,936
                                                                    ----------
                                                                       531,208
                                                                    ----------
            Baldwin Co., AL, GO,
   400,000  2.00%, due 02/01/2007 ................................     391,512
   400,000  5.00%, due 02/01/2007 ................................     415,530
   500,000  4.50%, due 11/01/2008 ................................     523,435
   200,000  4.55%, due 02/01/2009 ................................     207,734
                                                                    ----------
                                                                     1,538,211
                                                                    ----------

            Birmingham, AL, Industrial Water Board, Rev.,
   100,000  6.00%, due 07/01/2007 ................................     105,783
                                                                    ----------

            Birmingham, AL, Medical Clinic Board, Rev.,
    10,000  7.30%, due 07/01/2005, ETM ...........................      10,123
                                                                    ----------

            Birmingham, AL, Series B, GO,
   300,000  3.00%, due 07/01/2006 ................................     301,056
                                                                    ----------

            Birmingham, AL, Special Care Facilities Financing
              Authority, Rev.,
   200,000  5.00%, due 06/01/2006 ................................     204,998
                                                                    ----------

            Decatur, AL, GO, Warrents
   300,000  4.00%, due 07/01/2008 ................................     308,463
   300,000  5.00%, due 06/01/2009 ................................     313,224
                                                                    ----------
                                                                       621,687
                                                                    ----------
            Decatur, AL, Water Rev.,
   100,000  5.00%, due 05/01/2014 ................................     106,219
                                                                    ----------

            Dothan, AL, GO,
   400,000  5.25%, due 09/01/2010 ................................     412,304
   500,000  5.50%, due 09/01/2014 ................................     545,295
                                                                    ----------
                                                                       957,599
                                                                    ----------
            Fairhope, AL, Utilities Rev.,
   225,000  2.50%, due 12/01/2006 ................................     224,147
                                                                    ----------

            Fairhope, AL, Warrants,
   200,000  4.00%, due 06/01/2009 ................................     205,740
   295,000  5.10%, due 06/01/2014 ................................     315,674
                                                                    ----------
                                                                       521,414
                                                                    ----------
            Florence, AL, Electric Revenue Warrants,
   500,000  5.00%, due 06/01/2009 ................................     533,680
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Florence, AL, School Warrants,
$  200,000  4.65%, due 12/01/2012 ................................  $  209,186
   400,000  5.75%, due 09/01/2015 ................................     409,552
                                                                    ----------
                                                                       618,738
                                                                    ----------
            Foley, AL, Utilities Board, Rev.,
   500,000  4.00%, due 11/01/2007 ................................     513,045
                                                                    ----------

            Greenville, AL, GO,
   300,000  5.10%, due 12/01/2009 ................................     317,298
                                                                    ----------

            Homewood, AL, Board of Education, Capital Outlay Warrants,
   300,000  4.00%, due 02/01/2007 ................................     306,003
                                                                    ----------

            Homewood, AL, GO,
   500,000  5.00%, due 09/01/2014 ................................     531,800
                                                                    ----------

            Hoover, AL, Board of Education, Special Tax,
   300,000  3.00%, due 02/15/2006 ................................     300,972
                                                                    ----------

            Houston Co., AL, GO,
   300,000  5.60%, due 10/15/2014 ................................     334,128
                                                                    ----------

            Huntsville, AL, Capital Improvement Warrants,
   100,000  3.25%, due 11/01/2010 ................................      99,055
                                                                    ----------

            Huntsville, AL, Electric Systems, Rev.,
   250,000  4.80%, due 12/01/2012 ................................     262,238
                                                                    ----------

            Huntsville, AL, GO,
   200,000  4.50%, due 08/01/2007 ................................     206,948
   190,000  4.10%, due 11/01/2008 ................................     196,217
   400,000  5.50%, due 08/01/2009 ................................     435,192
   500,000  5.00%, due 08/01/2011 ................................     538,775
   250,000  5.25%, due 11/01/2011 ................................     267,687
   250,000  5.25%, due 11/01/2012 ................................     267,688
                                                                    ----------
                                                                     1,912,507
                                                                    ----------
            Huntsville, AL, Water Systems, Rev.,
   300,000  4.00%, due 05/01/2005 ................................     300,435
   200,000  4.70%, due 11/01/2013 ................................     206,922
                                                                    ----------
                                                                       507,357
                                                                    ----------
            Madison, AL, Warrants,
   325,000  5.55%, due 04/01/2007 ................................     331,708
   200,000  4.40%, due 02/01/2011 ................................     207,392
   400,000  4.85%, due 02/01/2013 ................................     418,376
                                                                    ----------
                                                                       957,476
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE   OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Madison Co., AL, Board of Education, Capital Outlay
              Tax Antic. Warrants,
$  400,000  5.20%, due 03/01/2011 ................................  $  432,136
   250,000  5.10%, due 09/01/2011 ................................     257,777
                                                                    ----------
                                                                       689,913
                                                                    ----------
            Madison Co., AL, Water Rev.,
   290,000  4.00%, due 07/01/2007 ................................     296,763
   300,000  4.00%, due 07/01/2008 ................................     308,463
                                                                    ----------
                                                                       605,226
                                                                    ----------
            Mobile, AL, GO,
   180,000  5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102 ..     188,453
   275,000  6.20%, due 02/15/2007, ETM ...........................     290,997
                                                                    ----------
                                                                       479,450
                                                                    ----------
            Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000  3.55%, due 02/01/2009 ................................     251,562
                                                                    ----------

            Mobile Co., AL, Warrants,
   300,000  5.00%, due 02/01/2006 ................................     305,868
   200,000  5.40%, due 08/01/2013 ................................     217,072
                                                                    ----------
                                                                       522,940
                                                                    ----------
            Montgomery, AL, GO,
   500,000  5.10%, due 10/01/2008 ................................     528,050
   300,000  5.00%, due 11/01/2015 ................................     318,450
                                                                    ----------
                                                                       846,500
                                                                    ----------
            Montgomery, AL, Waterworks & Sanitation, Rev.,
   500,000  5.00%, due 09/01/2008 ................................     530,680
   400,000  5.60%, due 09/01/2009 ................................     418,708
                                                                    ----------
                                                                       949,388
                                                                    ----------
            Montgomery Co., AL, GO,
   300,000  3.00%, due 11/01/2006 ................................     301,164
                                                                    ----------

            Mountain Brook, AL, City Board of Education, Capital
              Outlay Warrants,
   405,000  4.80%, due 02/15/2011 ................................     413,837
                                                                    ----------

            Muscle Shoals, AL, GO,
   400,000  5.60%, due 08/01/2010 ................................     417,743
                                                                    ----------

            Opelika, AL, GO,
   500,000  5.00%, due 04/01/2006 ................................     511,470
   200,000  4.00%, due 03/01/2008 ................................     205,598
   210,000  4.00%, due 03/01/2010 ................................     216,751
                                                                    ----------
                                                                       933,819
                                                                    ----------

            Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000  4.35%, due 08/01/2011 ................................     205,896
                                                                    ----------

            Shelby Co., AL, Board of Education, GO Warrants,
   315,000  4.75%, due 02/01/2009 ................................     332,423
                                                                    ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
            ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE  OBLIGATION (GO) BONDS -- 95.9% (CONTINUED)                 VALUE
--------------------------------------------------------------------------------
            Shelby Co., AL, Board of Education, Rev. Warrants,
$500,000    4.80%, due 02/01/2011 ................................  $  524,415
                                                                    ----------

            Trussville, AL, Warrants,
 400,000    4.30%, due 10/01/2010 ................................     416,492
                                                                    ----------

            Tuscaloosa, AL, Board of Education, GO,
 300,000    4.625%, due 08/01/2008 ...............................     304,926
                                                                    ----------

            Tuscaloosa, AL, Board of Education, Special Tax Warrants,
 300,000    4.85%, due 02/15/2013 ................................     308,229
                                                                    ----------
            Tuscaloosa, AL, GO Warrants,
 300,000    5.00%, due 02/15/2007 ................................     311,475
 145,000    4.25%, due 02/15/2011 ................................     150,216
 500,000    5.45%, due 01/01/2014 ................................     544,540
                                                                    ----------
                                                                     1,006,231
                                                                    ----------
            Tuscaloosa Co., AL, GO Warrants,
 425,000    4.30%, due 10/01/2009 ................................     442,820
                                                                    ----------

            University of Alabama, AL, Series A, Rev.,
 400,000    5.25%, due 06/01/2010 ................................     419,708
 100,000    5.25%, due 10/01/2010 ................................     107,573
 100,000    5.375%, due 06/01/2013 ...............................     105,070
                                                                    ----------
                                                                       632,351
                                                                    ----------
            Vestavia Hills, AL, Warrants,
 565,000    5.00%, due 02/01/2012 ................................     607,940
                                                                    ----------

            TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $32,261,676) ........... $33,084,111
                                                                   -----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 3.1%                                 VALUE
--------------------------------------------------------------------------------
 1,083,690  First American Tax-Free Obligation Fund - Class A
              (Cost $1,083,690) ..................................  $1,083,690
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE -- 99.0% (Cost $33,345,366) $34,167,801

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0% ........     356,906
                                                                    ----------

            NET ASSETS -- 100.0%.................................. $34,524,707
                                                                   ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 are as follows:

-----------------------------------------------------------------------------------------
                                      Years    Ordinary   Exempt-Interest    Total
                                      Ended     Income       Dividends    Distributions
-----------------------------------------------------------------------------------------
Government Street Equity Fund ......  2005    $1,392,242   $     --        $1,392,242
                                      2004    $  880,061   $     --        $  880,061
-----------------------------------------------------------------------------------------
Government Street Mid-Cap Fund .....  2005    $   21,794   $     --        $   21,794
                                      2004    $  632,430   $     --        $  632,430
-----------------------------------------------------------------------------------------
Government Street Bond Fund ........  2005    $2,826,223   $     --        $2,826,223
                                      2004    $2,903,909   $     --        $2,903,909
-----------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund .........  2005    $     --     $1,140,113      $1,140,113
                                      2004    $     --     $1,173,843      $1,173,843
-----------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:

--------------------------------------------------------------------------------------------------
                                      GOVERNMENT      GOVERNMENT     GOVERNMENT        ALABAMA
                                        STREET          STREET         STREET         TAX FREE
                                        EQUITY         MID-CAP          BOND            BOND
                                         FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------------------------
Cost of portfolio investments .....  $93,910,864     $29,318,805     $61,911,958     $33,406,266
                                     ===========     ===========     ===========     ===========
Gross unrealized appreciation .....  $47,661,528     $ 4,056,271     $   710,942     $   915,398
Gross unrealized depreciation .....   (8,579,762)     (1,233,323)     (1,240,705)       (153,863)
                                     -----------     -----------     -----------     -----------
Net unrealized appreciation
 (depreciation) ...................  $39,081,766     $ 2,822,948     $  (529,763)    $   761,535
Undistributed ordinary income .....       17,315          11,054          11,488          23,833
Capital loss carryforwards ........     (877,582)        (15,179)     (1,285,043)        (27,284)
Post-October losses ...............         --              --          (173,386)           --
Other temporary differences .......       (5,029)           --            (9,593)        (23,833)
                                     -----------     -----------     -----------     -----------
Total distributable earnings ......  $38,216,470     $ 2,818,823     $(1,986,297)    $   734,251
                                     ===========     ===========     ===========     ===========
--------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                                AMOUNT         MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund               $    877,582        2011
--------------------------------------------------------------------------------
Government Street Mid-Cap Fund              $     15,179        2013
--------------------------------------------------------------------------------
Government Street Bond Fund                 $    126,569        2006
                                                 106,011        2007
                                                 220,187        2008
                                                 195,097        2009
                                                  86,819        2010
                                                  70,419        2011
                                                 218,396        2012
                                                 261,545        2013
                                            ------------
                                            $  1,285,043
                                            ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund                  $     27,284        2009
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Bond Fund had net realized capital losses of $173,386 during the period November 1, 2004 through March 31, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2006. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

During the year ended March 31, 2005, The Government Street Equity Fund and The Alabama Tax Free Bond Fund utilized capital loss carryforwards of $1,429,475 and $29,583, respectively, to offset current year realized gains.

For the year ended March 31, 2005, The Government Street Bond Fund reclassified $451,123 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $6,651 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds' net assets or net asset value per share.

For the year ended March 31, 2005, The Government Street Bond Fund reclassified accumulated net realized losses of $129,539 against paid-in-capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassification had no effect on the Fund's net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $17,654,309 and $16,771,867, respectively, for The Government Street Equity Fund; $10,121,146 and $1,279,528, respectively, for The Government Street Mid-Cap Fund; $8,446,419 and $7,041,854, respectively, for The Government Street Bond Fund; and $1,357,604 and $3,299,208, respectively, for The Alabama Tax Free Bond Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

For the year ended March 31, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and .65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $32,051 and $16,343, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the year ended March 31, 2005.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimun monthly fee of $4,000. From The Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of .075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  CONTINGENCIES  AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Cincinnati, Ohio
May 9, 2005

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment returns of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.
--------------------------------------------------------------------------------
                                  Beginning         Ending
                                Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,061.30      $    4.06
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,020.99      $    3.98
--------------------------------------------------------------------------------

GOVERNMENT STREET MID-CAP FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,097.90      $    5.75
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,019.45      $    5.54
--------------------------------------------------------------------------------

GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,000.60      $    3.54
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,021.39      $    3.58
--------------------------------------------------------------------------------

ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $  995.30      $    3.23
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,021.69      $    3.28
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

                 Government Street Equity Fund          0.79%
                 Government Street Mid-Cap Fund         1.10%
                 Government Street Bond Fund            0.71%
                 Alabama Tax Free Bond Fund             0.65%

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                               POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                  AGE       WITH THE TRUST             TIME SERVED
-------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,    68       Chairman and               Since
                            Manakin-Sabot, VA                  Trustee                    June 1991
-------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court,      68       Trustee                    Since
                            Suite 400                                                     September 1988
                            Richmond, VA
-------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street           51       Trustee                    Since
                            Lynchburg, VA                                                 September 1988
-------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple  65                Trustee                    Since
                            Drive North                                                   September 1988
                            Naples, FL
-------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street     55       Trustee and                Since
                            Mobile, AL                         President                  June 1991
-------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond    65       Trustee                    Since
                            Richmond, VA                                                  March 1993
-------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard 45       Trustee                    Since
                            Saraland, AL                                                  March 1993
-------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue         72       Trustee                    Since
                            Richmond, VA                                                  July 1997
-------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road         69       Trustee                    Since
                            Richmond, VA                                                  November 1988
-------------------------------------------------------------------------------------------------------
 Thomas W. Leavell          150 Government Street     61       Vice President of The      Since
                            Mobile, AL                         Government Street Equity   February 2004
                                                               Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
 Mary Shannon Hope          150 Government Street     41       Vice President of The      Since
                            Mobile, AL                         Government Street          February 2004
                                                               Bond Fund
-------------------------------------------------------------------------------------------------------
 Timothy S. Healey          600 Luckie Drive          52       Vice President of  The     Since
                            Suite 305                          Alabama Tax  Free Bond     January 1995
                            Birmingham, AL                     Fund and The Government
                                                               Street Mid-Cap Fund
-------------------------------------------------------------------------------------------------------
 Katherine M. McGinley      150 Government Street     30       Chief Compliance Officer   Since
                            Mobile, AL                                                    September 2004
-------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive        48       Vice President             Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive        43       Treasurer                  Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive        48       Secretary                  Since
                            Suite 450                                                     November 2000
                            Cincinnati, OH
-------------------------------------------------------------------------------------------------------

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Katherine M. McGinley is Chief Compliance Officer of the Adviser. From May 2003 until July 2004, she was an attorney with Burr & Forman LLP.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2005 certain dividends paid by The Government Street Equity Fund and The Government Street Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $1,392,242 and $21,794, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2005, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1125. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT FOR
THE GOVERNMENT STREET MID-CAP FUND
(UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement for The Government Street Mid-Cap Fund (the "Mid-Cap Fund") for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board's approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. The Mid-Cap Fund's investment performance since its inception was considered. The Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of the Mid-Cap Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Mid-Cap Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called indirect benefits to the Adviser. The Trustees also considered the Adviser's representations that all of the Fund's portfolio trades were executed based on the best price and execution available, and that the

DISCLOSURE  REGARDING  APPROVAL OF
INVESTMENT  ADVISORY AGREEMENT FOR
THE GOVERNMENT STREET MID-CAP FUND
(UNAUDITED) (CONTINUED)
================================================================================
Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered that neither the Mid-Cap Fund nor the Adviser participate in any revenue sharing arrangements on behalf of the Fund. In evaluating the Mid-Cap Fund's advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of the Mid-Cap Fund over its relatively short operating history and the other services provided under the Investment Advisory Agreement, they believe that the Adviser has provided high quality services to the Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) the advisory fees payable to the Adviser by the Mid-Cap Fund are extremely competitive with similarly managed funds, and they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the Adviser's commitment to cap overall operating expenses through advisory fee waivers has enabled the Mid-Cap Fund to increase returns for shareholders and maintain an overall expense ratio significantly lower than the average for similarly managed funds, as calculated and published by Morningstar, Inc. Given the size of the Mid-Cap Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The
Independent Trustees also considered the "fallout benefits" to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Mid-Cap Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Mid-Cap Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
   --------------------------------------------------------------------------


                          THE GOVERNMENT STREET FUNDS
                       =================================
                              No Load Mutual Funds

                       INVESTMENT ADVISER
                       T. Leavell & Associates, Inc.
                       150 Government Street
                       Post Office Box 1307
                       Mobile, AL 36633

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       P.O. Box 46707
                       Cincinnati, OH 45246-0707
                       1-866-738-1125

                       LEGAL COUNSEL
                       Sullivan & Worcester LLP
                       One Post Office Square
                       Boston, MA 02109

                       INDEPENDENT REGISTERED PUBLIC
                       ACCOUNTING FIRM
                       Ernst & Young LLP
                       1900 Scripps Center
                       312 Walnut Street
                       Cincinnati, OH 45202

                       BOARD OF TRUSTEES
                       Richard Mitchell, President
                       Austin Brockenbrough, III
                       John T. Bruce
                       Charles M. Caravati, Jr.
                       J. Finley Lee, Jr.
                       Richard L. Morrill
                       Harris V. Morrissette
                       Erwin H. Will, Jr.
                       Samuel B. Witt, III

                       PORTFOLIO MANAGERS
                       Thomas W. Leavell,
                         The Government Street Equity Fund
                         The Government Street Mid-Cap Fund
                       Timothy S. Healey,
                         The Government Street Mid-Cap Fund
                         The Alabama Tax Free Bond Fund
                       Mary Shannon Hope,
                         The Government Street Bond Fund



   --------------------------------------------------------------------------
================================================================================

================================================================================
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                                      THE

     [GRAPHIC OMITTED]      FLIPPIN, BRUCE & PORTER

                                     FUNDS


                            =======================
                                 FBP VALUE FUND
                               FBP BALANCED FUND




                                 ANNUAL REPORT
                                 March 31, 2005





                                 NO-LOAD FUNDS







   --------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                              MAY 16, 2005
================================================================================

We are pleased to report on the progress of the FBP Value Fund and the FBP Balanced Fund and their respective investments for the fiscal year ended March 31, 2005.

Strong GDP growth coupled with continued improvement in productivity led to above-average corporate profit gains over the past year, with operating earnings up over 20%. Returns on stocks, however, failed to keep pace as the S&P 500's total return was +6.69%. Why such a drastic difference? Earnings gains are normally more rapid in the earlier stages of a business recovery when both monetary and fiscal stimuli help drive a recovery. Stock returns on the other hand reflect investors' outlook for the future. Future earnings increases are now projected to be much lower due to high energy prices, higher short-term interest rates and because we are now in a slower growth stage of the business cycle. After several years of above-average returns, bond returns were lackluster. Since June of last year, the Federal Reserve has raised short-term interest rates eight times, from a Fed Funds Rate of 1% to today's 3%. This caused downward pressure on bond prices as yields across most maturities rose, resulting in a return of just .4 % for the Lehman Government/Credit Index for the year ended March 31, 2005.

The Funds' returns were also lackluster. For the fiscal year ended March 31, 2005, the FBP Value Fund returned +4.65% and the FBP Balanced Fund returned +3.20%. Highlights for the year included two of our oil-related holdings, Transocean Inc. and Kerr McGee, both of which performed particularly well. A larger weighting and better performance versus the S&P 500 in Health Care also helped the Funds. Cigna, Johnson & Johnson, HCA and Wellpoint did well in this sector, while our holdings of Merck and Pfizer struggled over news of the potential health risks of two of their major products. An under-weighted position was offset by better stock performance in Information Technology. The Industrial sector lagged the Index as the Funds' holdings were not as exposed to companies that benefited from the surge in commodity prices. The Funds' returns were also held back by an under-weighted position in Energy and Utilities, and by three unrelated issues in Financials. Marsh & McLennan, American International Group (AIG) and Fannie Mae all disappointed. The Marsh position was sold shortly after the news of improper management and accounting activities was announced. The Funds continue to hold both AIG and Fannie Mae, as we believe management changes at both companies will remove uncertainties and pave the way for improving valuations. Our decision to maintain a shorter duration in the bond portion of the Balanced Fund aided returns, as the value of the bond portion held up well in the rising-rate environment.

Economic growth now appears to be slowing, not just in the U.S., but also globally. Higher oil and other commodity prices along with higher interest rates are producing a dampening effect on economic growth. Slower growth however, has both negatives and positives. Earnings growth for most companies will moderate, especially for the more cyclical companies. On the other hand, slower GDP growth should lessen the demand for oil and moderate inflation expectations, which in turn will abate the Federal Reserve's need to continue raising short-term interest rates. Once that becomes more apparent, stocks should begin to perform better. Companies that display consistent earnings, generate free cash flow and are good dividend payers will be likely beneficiaries. We believe the Funds are well positioned to benefit as this unfolds. With a flattish yield curve, short-term interest rates now nearly equal longer rates. Therefore, we will continue a defensive position in the fixed income portion of the Balanced Fund so as to protect the principal value of the bonds.

We also would like to comment to you on two additional items in this update. First, it has been just over five years since the peak of the technology driven bull market in stocks. High priced growth stocks led performance in 1998, 1999 and early 2000. The Internet, other technological advances, day trading and momentum investing were the rage. New methods of valuing companies gained acceptance as those based on assets, dividends or earnings failed to justify the valuations of the day. Investors turned to other methods including exaggerated multiples of sales and multiples of cash flow before depreciation. Value managers "just didn't get it" according to some. However, we continued to follow the same disciplines used for years, valuing companies on historically attractive multiples of earnings, sales, cash flow, book value and dividends and with reasonably attractive fundamental outlooks. We believed then just as today that sticking to our time tested disciplines ultimately leads to good long-term performance. For the five years ending March 31, 2005, stocks as measured by the S&P 500 are still down, having lost 3.16% annualized. Over the same time frame, your annualized returns have been 5.67% and 5.91% for the Value and Balanced Funds, respectively.

Second, we want to thank you for helping Flippin, Bruce & Porter, the Funds' adviser, reach its 20th anniversary. A sound investment philosophy, seasoned, intelligent and committed employees and, of course, wonderful clients have allowed the firm to reach this milestone. Everyone has worked hard over this period to build a team of investment professionals passionate about their approach and dedicated to their clients. The firm looks forward to continuing to work on your behalf and to our next 20 years.

Please visit our website at www.fbpinc.com for information on the adviser, its philosophy, investment process, staff and the Funds. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE CHARTS (UNAUDITED)
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.


                                 FBP VALUE FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP VALUE
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]


STANDARD & POOR'S 500 INDEX                 FBP VALUE FUND
----------------------------                --------------

    DATE         BALANCE                  DATE         BALANCE
    ----         -------                --------       -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,937
   09/30/95       11,825                09/30/95        11,870
   12/31/95       12,537                12/31/95        12,255
   03/31/96       13,210                03/31/96        12,954
   06/30/96       13,803                06/30/96        13,542
   09/30/96       14,230                09/30/96        13,869
   12/31/96       15,416                12/31/96        15,044
   03/31/97       15,829                03/31/97        15,240
   06/30/97       18,593                06/30/97        17,363
   09/30/97       19,985                09/30/97        19,007
   12/31/97       20,559                12/31/97        18,868
   03/31/98       23,427                03/31/98        21,168
   06/30/98       24,201                06/30/98        21,094
   09/30/98       21,793                09/30/98        17,854
   12/31/98       26,435                12/31/98        22,249
   03/31/99       27,752                03/31/99        22,807
   06/30/99       29,708                06/30/99        25,879
   09/30/99       27,853                09/30/99        22,472
   12/31/99       31,997                12/31/99        23,078
   03/31/00       32,731                03/31/00        21,574
   06/30/00       31,861                06/30/00        20,799
   09/30/00       31,553                09/30/00        21,632
   12/31/00       29,084                12/31/00        22,635
   03/31/01       25,636                03/31/01        23,122
   06/30/01       27,136                06/30/01        24,837
   09/30/01       23,153                09/30/01        21,827
   12/31/01       25,627                12/31/01        25,211
   03/31/02       25,697                03/31/02        25,246
   06/30/02       22,255                06/30/02        22,030
   09/30/02       18,410                09/30/02        18,319
   12/31/02       19,963                12/31/02        19,739
   03/31/03       19,334                03/31/03        18,528
   06/30/03       22,311                06/30/03        22,194
   09/30/03       22,901                09/30/03        23,208
   12/31/03       25,690                12/31/03        26,039
   03/31/04       26,125                03/31/04        27,162
   06/30/04       26,574                06/30/04        27,482
   09/30/04       26,078                09/30/04        26,486
   12/31/04       28,485                12/31/04        28,855
   03/31/05       27,873                03/31/05        28,425


    CONSUMER PRICE INDEX
    --------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813

Past performance is not predictive of future performance.

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE CHARTS (CONTINUED) (UNAUDITED)
================================================================================

                               FBP BALANCED FUND

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP BALANCED
       FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

STANDARD & POOR'S 500 INDEX                 FBP BALANCED FUND
----------------------------                ----------------

     DATE        BALANCE                   DATE        BALANCE
     ----        -------                   ----        -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,770
   09/30/95       11,825                09/30/95        11,462
   12/31/95       12,537                12/31/95        11,818
   03/31/96       13,210                03/31/96        12,286
   06/30/96       13,803                06/30/96        12,703
   09/30/96       14,230                09/30/96        12,920
   12/31/96       15,416                12/31/96        13,775
   03/31/97       15,829                03/31/97        13,901
   06/30/97       18,593                06/30/97        15,487
   09/30/97       19,985                09/30/97        16,667
   12/31/97       20,559                12/31/97        16,617
   03/31/98       23,427                03/31/98        18,102
   06/30/98       24,201                06/30/98        18,266
   09/30/98       21,793                09/30/98        16,432
   12/31/98       26,435                12/31/98        19,132
   03/31/99       27,752                03/31/99        19,683
   06/30/99       29,708                06/30/99        21,412
   09/30/99       27,853                09/30/99        19,455
   12/31/99       31,997                12/31/99        20,148
   03/31/00       32,731                03/31/00        19,314
   06/30/00       31,861                06/30/00        18,722
   09/30/00       31,553                09/30/00        19,477
   12/31/00       29,084                12/31/00        20,361
   03/31/01       25,636                03/31/01        20,732
   06/30/01       27,136                06/30/01        21,777
   09/30/01       23,153                09/30/01        20,273
   12/31/01       25,627                12/31/01        22,381
   03/31/02       25,697                03/31/02        22,333
   06/30/02       22,255                06/30/02        20,388
   09/30/02       18,410                09/30/02        18,190
   12/31/02       19,963                12/31/02        19,310
   03/31/03       19,334                03/31/03        18,724
   06/30/03       22,311                06/30/03        21,417
   09/30/03       22,901                09/30/03        22,133
   12/31/03       25,690                12/31/03        24,121
   03/31/04       26,125                03/31/04        24,939
   06/30/04       26,574                06/30/04        25,091
   09/30/04       26,078                09/30/04        24,459
   12/31/04       28,485                12/31/04        26,060
   03/31/05       27,873                03/31/05        25,737


   CONSUMER PRICE INDEX
   ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (a)
                       (FOR PERIODS ENDED MARCH 31, 2005)

                                            1 YEAR       5 YEARS        10 YEARS
FBP Value Fund                              4.65%          5.67%         11.01%
FBP Balanced Fund                           3.20%          5.91%          9.91%
Standard & Poor's 500 Index                 6.69%         -3.16%         10.79%
Consumer Price Index                        3.82%          2.63%          2.51%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP VALUE FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

GENERAL INFORMATION                               ASSET ALLOCATION
-----------------------------------------------   ------------------------------
Net Asset Value Per Share         $  25.73
Total Net Assets (Millions)       $   61.2
Current Expense Ratio                1.00%              [GRAPHIC OMITTED]
Portfolio Turnover                     15%
Fund Inception Date                7/30/93        Stocks              94.6%
                                                  Cash Equivalents     5.4%
                          FBP VALUE    S&P 500
STOCK CHARACTERISTICS        FUND       INDEX
-----------------------------------------------
Number of Stocks               45        500
Weighted Avg Market
  Capitalization (Billions)  86.2       91.5
Price-to-Earnings Ratio
   (IBES 1 Yr. Forecast EPS) 13.8       15.8
Price-to-Book Value           2.2        2.9



INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                   (% of Portfolio)

                                 FBP Value     S&P 500
SECTOR DIVERSIFICATION              Fund        Index
--------------------------------------------------------
Consumer Discretionary             10.5%        11.5%
Consumer Staples                    3.1%        10.3%
Energy                              5.2%         8.8%
Financials                         29.8%        19.8%
Health Care                        20.4%        13.0%
Industrials                         9.5%        11.9%
Information Technology             11.6%        15.1%
Materials                           2.0%         3.3%
Telecommunication Services          2.5%         3.1%
Utilities                           0.0%         3.2%
Cash Equivalents                    5.4%         0.0%



          TOP TEN HOLDINGS                                 % OF NET ASSETS
          ----------------                                  ---------------
          Citigroup, Inc.                                         3.7%
          J.P. Morgan Chase & Company                             3.6%
          HCA, Inc.                                               3.5%
          Wachovia Corporation                                    3.4%
          Bank of America Corporation                             3.3%
          Saint Paul Travelers Companies, Inc. (The)              3.2%
          International Business Machines Corporation             3.0%
          Hewlett-Packard Company                                 3.0%
          Johnson & Johnson                                       3.0%
          Pfizer, Inc.                                            3.0%

FBP BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
===================================================================================================

GENERAL INFORMATION                              ASSET ALLOCATION
Net Asset Value Per Share         $  18.06       --------------------------------------------------
Total Net Assets (Millions)       $   61.5
Current Expense Ratio                0.96%
Portfolio Turnover                     17%            [GRAPHIC OMITTED]
Fund Inception Date                 7/3/89
                                                  Cash Equivalents     4.0%
                                                  Fixed Income        25.8%
                                                  Stocks              70.2%




STOCK PORTFOLIO ( 70.2% OF FUND )
---------------------------------------------------------------------------------------------------
Number of Stocks                   45         TOP TEN HOLDINGS                      % OF NET ASSETS
Weighted Avg Market                           ----------------                      ---------------
  Capitalization (Billions)      88.2         J.P. Morgan Chase & Company                  3.3%
Price-to-Earnings Ratio                       Bank of America Corporation                  2.9%
  (IBES 1 Yr. Forecast EPS)      13.7         Citigroup, Inc.                              2.6%
Price-to-Book Value               2.1         Saint Paul Travelers Companies, Inc. (The)   2.5%
                                              Johnson & Johnson                            2.5%
LARGEST SECTORS            % OF NET ASSETS    Cendant Corporation                          2.5%
---------------            ---------------    HCA, Inc.                                    2.4%
Financials                      22.3%         Wachovia Corporation                         2.3%
Health Care                     14.5%         Hewlett-Packard Company                      2.2%
Information Technology           8.1%         Tyco International Limited                   2.1%
Industrials                      7.9%
Consumer Discretionary           7.4%


FIXED-INCOME PORTFOLIO ( 25.8% OF FUND)
---------------------------------------------------------------------------------------------------
Number of Fixed-Income Securities     24      SECTOR BREAKDOWN                      % OF NET ASSETS
Average Quality                       AA      ----------------                      ---------------
Average Stated Maturity              2.1      U.S. Treasury                              10.5%
Average Effective Duration           1.6      U.S. Government Agency                      1.5%
                                              Corporate                                  13.8%

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    SHARES  COMMON STOCKS -- 94.6%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 10.5%
    17,000  Best Buy Company, Inc. ...............................  $  918,170
    15,000  CVS Corporation ......................................     789,300
    34,500  Dillard's, Inc. ......................................     928,050
    32,000  General Motors Corporation ...........................     940,480
    25,000  May Department Stores Company ........................     925,500
    30,000  Wal-Mart Stores, Inc. ................................   1,503,300
     6,500  Whirlpool Corporation ................................     440,245
                                                                    ----------
                                                                     6,445,045
                                                                    ----------
            CONSUMER STAPLES -- 3.1%
    19,000  Altria Group, Inc. ...................................   1,242,410
    40,000  Kroger Company (The) (a) .............................     641,200
                                                                    ----------
                                                                     1,883,610
                                                                    ----------
            ENERGY -- 5.2%
    20,000  Kerr-McGee Corporation (b) ...........................   1,566,600
    21,000  Marathon Oil Corporation (b) .........................     985,320
    11,000  Royal Dutch Petroleum Company ........................     660,440
                                                                    ----------
                                                                     3,212,360
                                                                    ----------
            FINANCIALS -- 29.8%
    20,000  American Express Company .............................   1,027,400
    28,000  American International Group, Inc. ...................   1,551,480
    46,000  Bank of America Corporation ..........................   2,028,600
    18,000  Cigna Corporation (b) ................................   1,607,400
    50,000  Citigroup, Inc. ......................................   2,247,000
    19,000  Fannie Mae ...........................................   1,034,550
    10,000  Freddie Mac ..........................................     632,000
    19,000  Jefferson Pilot Corporation ..........................     931,950
    63,400  J.P. Morgan Chase & Company ..........................   2,193,640
    54,000  Saint Paul Travelers Companies, Inc. (The) ...........   1,983,420
    55,000  Unumprovident Corporation ............................     936,100
    41,000  Wachovia Corporation .................................   2,087,310
                                                                    ----------
                                                                    18,260,850
                                                                    ----------
            HEALTH CARE -- 20.4%
    33,000  Bristol-Myers Squibb Company .........................     840,180
    30,000  Cardinal Health, Inc. ................................   1,674,000
    40,000  HCA, Inc. (b) ........................................   2,142,800
    27,000  Johnson & Johnson ....................................   1,813,320
    50,000  Merck & Company, Inc. ................................   1,618,500
    69,000  Pfizer, Inc. .........................................   1,812,630
    35,000  Watson Pharmaceuticals, Inc. (a) .....................   1,075,550
    12,000  WellPoint, Inc. (a) ..................................   1,504,200
                                                                    ----------
                                                                    12,481,180
                                                                    ----------

FBP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 94.6% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INDUSTRIALS -- 9.5%
    86,000  Cendant Corporation ..................................  $1,766,440
     8,000  FedEx Corporation ....................................     751,600
    33,000  General Electric Company .............................   1,189,980
     4,000  Transocean, Inc. (a) (b) .............................     205,840
    40,000  Tyco International Limited ...........................   1,352,000
     8,000  Union Pacific Corporation ............................     557,600
                                                                    ----------
                                                                     5,823,460
                                                                    ----------
            INFORMATION TECHNOLOGY -- 11.6%
    41,800  Agilent Technologies, Inc. (a) .......................     927,960
    28,500  Computer Sciences Corporation (a) ....................   1,306,725
    83,000  Hewlett-Packard Company ..............................   1,821,020
    20,000  International Business Machines Corporation ..........   1,827,600
    50,000  Microsoft Corporation ................................   1,208,500
                                                                    ----------
                                                                     7,091,805
                                                                    ----------
            MATERIALS -- 2.0%
    40,000  Engelhard Corporation ................................   1,201,200
                                                                    ----------

            TELECOMMUNICATION SERVICES -- 2.5%
    43,000  Verizon Communications, Inc. .........................   1,526,500
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $41,956,755) ............... $57,926,010
                                                                   -----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.4%                         VALUE
--------------------------------------------------------------------------------
$  343,197  American Family Financial Services Demand Note, 2.52%   $  343,197
    42,484  U.S. Bank N.A. Demand Note, 2.60% ....................      42,484
 1,652,657  Wisconsin Corporate Central Credit Union Variable
              Demand Note, 2.52% .................................   1,652,657
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,038,338) ...  $2,038,338
                                                                    ----------

================================================================================
   SHARES   MONEY MARKET FUNDS -- 2.8%                                 VALUE
--------------------------------------------------------------------------------
 1,730,007  First American Treasury Obligation Fund - Class A
              (Cost $1,730,007) ..................................  $1,730,007
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.8% (Cost $45,725,100) $61,694,355
                                                                   -----------
            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.8)% ......    (481,919)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $61,212,436
                                                                   ===========

(a) Non-income producing security.

(b) Security covers a call option.

See accompanying notes to financial statements.

FBP VALUE FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2005
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
            Cigna Corporation,
        40    04/16/2005 at $80 .....................   $   38,800  $   23,839
        60    07/16/2005 at $90 .....................       30,600      29,109
            HCA, Inc.,
        80    08/20/2005 at $50 .....................       39,200      17,212
            Kerr-McGee Corporation,
        30    10/15/2005 at $80 .....................       17,400      13,810
            Marathon Oil Corporation,
        50    10/15/2005 at $50 .....................       11,500      12,299
            Transocean, Inc.,
        40    05/21/2005 at $40 .....................       47,600      14,639
                                                        ----------  ----------
                                                        $  185,100  $  110,908
                                                        ==========  ==========

See accompanying notes to financial statements.

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES   COMMON STOCKS -- 69.6%                                      VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 7.4%
    10,000  Best Buy Company, Inc. ...............................  $  540,100
    13,500  CVS Corporation ......................................     710,370
    24,500  Dillard's, Inc. ......................................     659,050
    22,000  General Motors Corporation ...........................     646,580
    15,000  May Department Stores Company ........................     555,300
    20,700  Wal-Mart Stores, Inc. ................................   1,037,277
     6,000  Whirlpool Corporation ................................     406,380
                                                                    ----------
                                                                     4,555,057
                                                                    ----------
            CONSUMER STAPLES -- 2.0%
    14,000  Altria Group, Inc. ...................................     915,460
    20,000  Kroger Company (The) (a) .............................     320,600
                                                                    ----------
                                                                     1,236,060
                                                                    ----------
            ENERGY -- 3.7%
    14,000  Kerr-McGee Corporation (b) ...........................   1,096,620
    15,000  Marathon Oil Corporation (b) .........................     703,800
     8,000  Royal Dutch Petroleum Company ........................     480,320
                                                                    ----------
                                                                     2,280,740
                                                                    ----------
            FINANCIALS -- 22.3%
    18,000  American Express Company .............................     924,660
    19,300  American International Group, Inc. ...................   1,069,413
    40,000  Bank of America Corporation ..........................   1,764,000
    10,000  Cigna Corporation (b) ................................     893,000
    36,000  Citigroup, Inc. ......................................   1,617,840
    13,400  Fannie Mae ...........................................     729,630
     7,000  Freddie Mac ..........................................     442,400
    13,000  Jefferson Pilot Corporation ..........................     637,650
    57,760  J.P. Morgan Chase & Company ..........................   1,998,496
    42,202  Saint Paul Travelers Companies, Inc. (The) ...........   1,550,079
    37,000  Unumprovident Corporation ............................     629,740
    28,000  Wachovia Corporation .................................   1,425,480
                                                                    ----------
                                                                    13,682,388
                                                                    ----------
            HEALTH CARE -- 14.5%
    22,000  Bristol-Myers Squibb Company .........................     560,120
    19,000  Cardinal Health, Inc. ................................   1,060,200
    27,500  HCA, Inc. (b) ........................................   1,473,175
    23,000  Johnson & Johnson ....................................   1,544,680
    37,000  Merck & Company, Inc. ................................   1,197,690
    48,000  Pfizer, Inc. .........................................   1,260,960
    25,000  Watson Pharmaceuticals, Inc. (a) .....................     768,250
     8,200  WellPoint, Inc. (a) ..................................   1,027,870
                                                                    ----------
                                                                     8,892,945
                                                                    ----------
            INDUSTRIALS -- 7.9%
    75,000  Cendant Corporation ..................................   1,540,500
     5,800  FedEx Corporation ....................................     544,910
    26,000  General Electric Company .............................     937,560
    39,000  Tyco International Limited ...........................   1,318,200
     7,000  Union Pacific Corporation ............................     487,900
                                                                    ----------
                                                                     4,829,070
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 69.6% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 8.1%
    29,000  Agilent Technologies, Inc. (a) .......................  $  643,800
    20,000  Computer Sciences Corporation (a) ....................     917,000
    60,500  Hewlett-Packard Company ..............................   1,327,370
    14,000  International Business Machines Corporation ..........   1,279,320
    35,000  Microsoft Corporation ................................     845,950
                                                                    ----------
                                                                     5,013,440
                                                                    ----------
            MATERIALS -- 1.9%
    39,000  Engelhard Company ....................................   1,171,170
                                                                    ----------

            TELECOMMUNICATION SERVICES -- 1.8%
    31,000  Verizon Communications, Inc. .........................   1,100,500
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $27,465,934)................ $42,761,370
                                                                   -----------

================================================================================
   SHARES   CLOSED-END FUNDS -- 0.6%                                   VALUE
--------------------------------------------------------------------------------
     6,000  iShares Russell 1000 Value Index Fund (Cost $336,300)   $  395,100
                                                                    ----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 12.0%            VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 10.5%
$  500,000  1.625%, due 04/30/2005 ...............................  $  499,531
 1,000,000  1.125%, due 06/30/2005 ...............................     996,094
   500,000  1.50%, due 07/31/2005 ................................     497,696
 1,000,000  2.00%, due 08/31/2005 ................................     995,781
 1,000,000  1.875%, due 01/31/2006 ...............................     987,969
 1,000,000  2.25%, due 04/30/2006 ................................     986,680
   500,000  4.625%, due 05/15/2006 ...............................     505,996
   500,000  2.50%, due 10/31/2006 ................................     490,860
   500,000  3.50%, due 11/15/2006 ................................     498,437
                                                                    ----------
                                                                     6,459,044
                                                                    ----------
            FEDERAL HOME LOAN BANK --  0.7%
   425,000  1.65%, due 12/30/2005 ................................     419,058
                                                                    ----------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
   500,000  2.50%, due 4/19/2007 .................................     485,007
                                                                    ----------

            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $7,419,554) ..................................  $7,363,109
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 13.8%                                   VALUE
--------------------------------------------------------------------------------
            FINANCE -- 6.3%
            Allstate Corporation,
$  500,000  7.875%, due 05/01/2005 ...............................  $  501,700
            Bankers Trust New York Corporation,
   750,000  7.375%, due 05/01/2008 ...............................     812,402
            Caterpillar Financial Services Corporation,
   500,000  2.59%, due 07/15/2006 ................................     491,434
            Merrill Lynch & Company, Inc.,
   500,000  3.00%, due 04/30/2007 ................................     489,230
            Northern Trust Company,
 1,000,000  7.10%, due 08/01/2009 ................................   1,089,937
            Textron Financial Corporation,
   500,000  2.75%, due 06/01/2006 ................................     489,449
                                                                    ----------
                                                                     3,874,152
                                                                    ----------
            HEALTHCARE -- 0.8%
            UnitedHealth Group, Inc.,
   500,000  3.30%, due 01/30/2008 ................................     485,115
                                                                    ----------

            INDUSTRIAL -- 4.3%
            Berkshire Hathaway, Inc.,
   500,000  9.75%, due 01/15/2018 ................................     509,615
            Raychem Corporation,
 1,000,000  8.20%, due 10/15/2008 ................................   1,106,940
            Ryder System, Inc.,
   560,000  6.60%, due 11/15/2005 ................................     568,906
            Stanley Works,
   500,000  3.50%, due 11/01/2007 ................................     490,066
                                                                    ----------
                                                                     2,675,527
                                                                    ----------
            UTILITY -- 2.4%
   750,000  Dominion Resources, Inc., 4.125%, due 02/15/2008 .....     741,484
   750,000  Public Service Electric & Gas Company,
            4.00%, due 11/01/2008 ................................     736,253
                                                                    ----------
                                                                     1,477,737
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $8,262,285) ..............  $8,512,531
                                                                    ----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
$  923,704  American Family Financial Services Demand Note, 2.52%   $  923,704
   157,517  U.S. Bank N.A. Demand Note, 2.60% ....................     157,517
   788,666  Wisconsin Corporate Central Credit Union Variable
              Demand Note, 2.52% .................................     788,666
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $1,869,887)      $1,869,887
                                                                    ----------

FBP BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   MONEY MARKET FUNDS -- 2.4%                                 VALUE
--------------------------------------------------------------------------------
 1,502,708  First American Treasury Obligation Fund - Class A
              (Cost $1,502,708) ..................................  $1,502,708
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 101.5% (Cost $46,856,668) $62,404,705

            LIABILITES IN EXCESS OF OTHER ASSETS -- (1.5%)........    (938,282)
                                                                    ----------

            NET ASSETS -- 100.0% ................................. $61,466,423
                                                                   ===========

(a) Non-income producing security.

(b) Security  covers a call  option.

See accompanying notes to financial statements.


FBP BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2005
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS   COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
            Cigna Corporation,
        50    07/16/2005 at $90 .....................   $   25,500  $   24,257
            HCA, Inc.,
        50    08/20/2005 at $50 .....................       24,500      10,757
            Kerr-McGee Corporation,
        25    10/15/2005 at $80 .....................       14,500      11,508
            Marathon Oil Corporation,
        37    10/15/2005 at $50 .....................        8,510       9,102
                                                        ----------  ----------
                                                        $   73,010  $   55,624
                                                        ==========  ==========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================
                                                           FBP          FBP
                                                          VALUE       BALANCED
                                                           FUND         FUND
--------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ............................   $45,725,100   $46,856,668
                                                       ===========   ===========
    At value (Note 1) ..............................   $61,694,355   $62,404,705
  Dividends and interest receivable ................        90,508       259,928
  Receivable for capital shares sold ...............        31,957           700
  Other assets .....................................         9,173         5,026
                                                       -----------   -----------
    TOTAL ASSETS ...................................    61,825,993    62,670,359
                                                       ===========   ===========

LIABILITIES
  Distributions payable ............................         9,625        98,973
  Payable for investment securities purchased ......       357,448       972,687
  Payable for capital shares redeemed ..............        13,115        10,841
  Accrued investment advisory fees (Note 3) ........        37,086        36,820
  Accrued administration fees (Note 3) .............         7,200         6,900
  Other accrued expenses and liabilities ...........         3,983         4,705
  Covered call options, at value (Notes 1 and 4)
   (premiums received $110,908 and $55,624, respectively)  185,100        73,010
                                                       -----------   -----------
    TOTAL LIABILITIES ..............................       613,557     1,203,936
                                                       -----------   -----------

NET ASSETS .........................................   $61,212,436   $61,466,423
                                                       ===========   ===========

Net assets consist of:
  Paid-in capital ..................................   $45,515,430   $45,897,372
  Undistributed net investment income ..............        11,622        38,306
  Accumulated net realized gains (losses) from
    security transactions ..........................      (209,679)           94
  Net unrealized appreciation on investments .......    15,895,063    15,530,651
                                                       -----------   -----------
Net assets .........................................   $61,212,436   $61,466,423
                                                       ===========   ===========

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)  2,378,764     3,403,223
                                                       ===========   ===========

Net asset value, offering price and redemption
   price per share (Note 1) ........................   $     25.73   $     18.06
                                                       ===========   ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================
                                                           FBP          FBP
                                                          VALUE       BALANCED
                                                           FUND         FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .........................................   $    62,837   $   602,900
  Dividends ........................................     1,181,672       932,851
                                                       -----------   -----------
   TOTAL INVESTMENT INCOME .........................     1,244,509     1,535,751
                                                       -----------   -----------

EXPENSES
  Investment advisory fees (Note 3) ................       400,787       415,984
  Administration fees (Note 3) .....................        79,361        78,375
  Professional fees ................................        16,583        17,692
  Postage and supplies .............................        18,386        12,372
  Trustees' fees and expenses ......................        10,561        10,561
  Custodian fees ...................................        10,957         8,837
  Registration fees ................................        13,833         7,478
  Compliance service fees (Note 3) .................         6,320         6,430
  Insurance expense ................................         4,226         3,805
  Printing of shareholder reports ..................         5,336         2,705
  Other expenses ...................................         4,813         8,635
                                                       -----------   -----------
    TOTAL EXPENSES .................................       571,163       572,874
                                                       -----------   -----------

NET INVESTMENT INCOME ..............................       673,346       962,877
                                                       -----------   -----------

REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
   Net realized gains on security transactions .....     1,871,004     2,030,319
   Net realized gains on option contracts written ..        23,964        24,804
   Net change in unrealized appreciation/
     depreciation on investments ...................       273,731   (1,031,466)
                                                       -----------   -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS ...................................     2,168,699     1,023,657
                                                       -----------   -----------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..................................   $ 2,842,045   $ 1,986,534
                                                       ===========   ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                               FBP                            FBP
                                                           VALUE FUND                    BALANCED FUND
                                              ------------------------------------------------------------------
                                                  YEAR              YEAR            YEAR               YEAR
                                                  ENDED             ENDED           ENDED              ENDED
                                                 MARCH 31,         MARCH 31,       MARCH 31,         MARCH 31,
                                                   2005              2004            2005              2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................   $     673,346    $     427,088    $     962,877    $     885,483
  Net realized gains on:
    Security transactions .................       1,871,004          481,741        2,030,319        2,283,392
    Option contracts written ..............          23,964           31,445           24,804           25,799
  Net change in unrealized appreciation/
    depreciation on investments ...........         273,731       16,444,665       (1,031,466)      11,381,122
                                              -------------    -------------    -------------    -------------
  Net increase in net assets
    from operations .......................       2,842,045       17,384,939        1,986,534       14,575,796
                                              -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
  From net investment income ..............        (663,195)        (430,868)        (977,272)        (928,333)
  From realized capital gains on
    security transactions .................            --               --         (2,024,416)      (1,622,673)
                                              -------------    -------------    -------------    -------------
Net decrease in net assets from
  distributions to shareholders ...........        (663,195)        (430,868)      (3,001,688)      (2,551,006)
                                              -------------    -------------    -------------    -------------

FROM CAPITAL
SHARE TRANSACTIONS
  Proceeds from shares sold ...............      13,801,391        5,760,919        4,666,235        3,896,859
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders .......................         622,343          415,384        2,749,642        2,418,581
  Payments for shares redeemed ............      (5,789,994)     (21,282,657)      (3,224,398)      (4,383,424)
                                              -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions .........       8,633,740      (15,106,354)       4,191,479        1,932,016
                                              -------------    -------------    -------------    -------------

TOTAL INCREASE
  IN NET ASSETS ...........................      10,812,590        1,847,717        3,176,325       13,956,806

NET ASSETS
  Beginning of year .......................      50,399,846       48,552,129       58,290,098       44,333,292
                                              -------------    -------------    -------------    -------------
  End of year .............................   $  61,212,436    $  50,399,846    $  61,466,423    $  58,290,098
                                              =============    =============    =============    =============


UNDISTRIBUTED NET
  INVESTMENT INCOME .......................   $      11,622    $       1,471    $      38,306    $      22,088
                                              =============    =============    =============    =============

CAPITAL SHARE ACTIVITY
  Sold ....................................         557,688          259,761          257,220          219,592
  Reinvested ..............................          24,448           18,252          153,088          133,936
  Redeemed ................................        (230,361)      (1,086,855)        (175,637)        (251,559)
                                              -------------    -------------    -------------    -------------
  Net increase (decrease) in
    shares outstanding ....................         351,775         (808,842)         234,671          101,969
  Shares outstanding at beginning of year .       2,026,989        2,835,831        3,168,552        3,066,583
                                              -------------    -------------    -------------    -------------
  Shares outstanding at end of year .......       2,378,764        2,026,989        3,403,223        3,168,552
                                              =============    =============    =============    =============

See accompanying notes to financial statements.

FBP VALUE FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                       YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                                 2005          2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    24.86      $    17.12      $    23.59     $    21.78      $    20.82
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.29            0.22            0.20           0.18            0.25
  Net realized and unrealized gains (losses)
    on investments ......................         0.86            7.74           (6.47)          1.81            1.22
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         1.15            7.96           (6.27)          1.99            1.47
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net investment income ..        (0.28)          (0.22)          (0.20)         (0.18)          (0.25)
  Distributions from net realized gains .           --              --              --             --           (0.26)
                                            ----------      ----------      ----------     ----------      ----------
Total distributions .....................        (0.28)          (0.22)          (0.20)         (0.18)          (0.51)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    25.73      $    24.86      $    17.12     $    23.59      $    21.78
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         4.65%          46.60%         (26.61%)         9.19%           7.17%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   61,212      $   50,400      $   48,552     $   62,657      $   54,950
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         1.00%           1.02%           1.00%          0.97%           0.98%

Ratio of net investment income to
  average net assets ....................         1.17%           0.94%           1.06%          0.80%           1.18%

Portfolio turnover rate .................           15%             19%             12%            15%             26%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.










                                                                              17

FBP BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=======================================================================================================================
                                                                       YEARS ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                                 2005          2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    18.40      $    14.46      $    17.68     $    17.26      $    17.70
                                            ----------      ----------      ----------     ----------      ----------

Income (loss) from investment operations:
  Net investment income .................         0.29            0.29            0.36           0.39            0.44
  Net realized and unrealized gains (losses)
    on investments ......................         0.28            4.49           (3.21)          0.92            0.81
                                            ----------      ----------      ----------     ----------      ----------
Total from investment operations ........         0.57            4.78           (2.85)          1.31            1.25
                                            ----------      ----------      ----------     ----------      ----------

Less distributions:
  Dividends from net investment income ..        (0.30)          (0.31)          (0.37)         (0.39)          (0.44)
  Distributions from net realized gains .        (0.61)          (0.53)           --            (0.50)          (1.25)
                                            ----------      ----------      ----------     ----------      ----------
Total distributions .....................        (0.91)          (0.84)          (0.37)         (0.89)          (1.69)
                                            ----------      ----------      ----------     ----------      ----------

Net asset value at end of year ..........   $    18.06      $    18.40      $    14.46     $    17.68      $    17.26
                                            ==========      ==========      ==========     ==========      ==========

Total return (a) ........................         3.20%          33.19%         (16.16%)         7.73%           7.34%
                                            ==========      ==========      ==========     ==========      ==========

Net assets at end of year (000's) .......   $   61,466      $   58,290      $   44,333     $   52,809      $   50,096
                                            ==========      ==========      ==========     ==========      ==========

Ratio of expenses to average net assets .         0.96%           0.98%           1.00%          0.98%           0.99%

Ratio of net investment income to
  average net assets ....................         1.62%           1.68%           2.31%          2.20%(b)        2.43%

Portfolio turnover rate .................           17%             21%             21%            20%             13%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gain distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income.
     Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

18

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The FBP Value Fund (formerly the FBP Contrarian Equity Fund) and the FBP Balanced Fund (formerly the FBP Contrarian Balanced Fund) (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Value Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange
(normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 are as follows:
--------------------------------------------------------------------------------
                              Year      Ordinary    Long-Term        Total
                             Ended       Income    Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Value Fund ........     3/31/05    $  663,195    $      --      $   663,195
                            3/31/04    $  430,868    $      --      $   430,868
--------------------------------------------------------------------------------
FBP Balanced Fund ....      3/31/05    $  989,268    $2,012,420     $3,001,688
                            3/31/04    $1,044,192    $1,506,814     $2,551,006
--------------------------------------------------------------------------------
Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2005:
--------------------------------------------------------------------------------
                                                   FBP                FBP
                                               VALUE FUND        BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and options ..  $45,614,192         $46,763,215
                                              ===========         ===========
Gross unrealized appreciation ..............  $17,722,806         $16,745,686
Gross unrealized depreciation ..............   (1,827,743)         (1,177,206)
                                              -----------         -----------
Net unrealized appreciation ................  $15,895,063         $15,568,480
Undistributed ordinary income ..............       21,247              28,712
Undistributed long-term gains ..............           --              70,832
Capital loss carryforwards .................     (209,679)                 --
Other temporary differences ................       (9,625)            (98,973)
                                              -----------         -----------
Total distributable earnings ...............  $15,697,006         $15,569,051
                                              ===========         ===========
--------------------------------------------------------------------------------
20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2005, the FBP Value Fund utilized capital loss carryforwards of $1,894,968 to offset current year realized gains.

As of March 31, 2005, the FBP Value Fund had a capital loss carryforward for federal income tax purposes of $209,679, which expires March 31, 2012. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2005, the FBP Balanced Fund reclassified $30,613 of undistributed net investment income against accumulated net realized gains from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of certain debt obligations. Such reclassification has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $16,056,258 and $7,776,714, respectively, for the FBP Value Fund and $11,314,511 and $8,519,343 respectively, for the FBP Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================================
4. COVERED CALL OPTIONS

A summary of covered call option  contracts during the  year ended March 31, 2005 is as follows:
------------------------------------------------------------------------------------------------
                                                      FBP                         FBP
                                                   VALUE FUND                BALANCED FUND
                                            ----------------------------------------------------
                                             OPTION        OPTION        OPTION        OPTION
                                            CONTRACTS     PREMIUMS      CONTRACTS     PREMIUMS
------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..       55      $ 17,124            35      $ 11,979
Options written ...........................      352       122,740           247        72,609
Options exercised .........................      (12)       (4,992)          (10)       (4,160)
Options expired ...........................      (95)      (23,964)         (110)      (24,804)
                                            --------      --------      --------      --------
Options outstanding at end of year ........      300      $110,908           162      $ 55,624
                                            ========      ========      ========      ========
------------------------------------------------------------------------------------------------

5. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees of FBP Value Fund and FBP Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FBP Value Fund (formerly FBP Contrarian Equity
Fund) and FBP Balanced Fund (formerly FBP Contrarian Balanced Fund) (the "Funds", each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of FBP Value Fund and FBP Balanced Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
May 9, 2005

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                      POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                         AGE       WITH THE TRUST             TIME SERVED
----------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road,          68       Chairman and               Since
                            Manakin-Sabot, VA                        Trustee                    June 1991
----------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court, Suite 400  68       Trustee                    Since
                            Richmond, VA                                                        September 1988
----------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                 51       President and              Since
                            Lynchburg, VA                            Trustee                    September 1988
----------------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple Drive North     65       Trustee                    Since
                            Naples, FL                                                          September 1988
----------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street           55       Trustee                    Since
                            Mobile, AL                                                          June 1991
----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond          65       Trustee                    Since
                            Richmond, VA                                                        March 1993
----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintoport Boulevard       45       Trustee                    Since
                            Saraland, AL                                                        March 1993
----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue               72       Trustee                    Since
                            Richmond, VA                                                        July 1997
----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road               69       Trustee                    Since
                            Richmond, VA                                                        November 1988
----------------------------------------------------------------------------------------------------------------
 John M. Flippin            800 Main Street                 63       Vice President             Since
                            Lynchburg, VA                                                       September 1988
----------------------------------------------------------------------------------------------------------------
 R. Gregory Porter III      800 Main Street                 63       Vice President             Since
                            Lynchburg, VA                                                       September 1988
----------------------------------------------------------------------------------------------------------------
 Teresa L. Sanderson        800 Main Street                 42       Chief Compliance           Since
                            Lynchburg, VA                            Officer                    September 2004
----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive, Suite 450   48       Vice President             Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive, Suite 450   43       Treasurer                  Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive, Suite 450   48       Secretary                  Since
                            Cincinnati, OH                                                      November 2000
----------------------------------------------------------------------------------------------------------------
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940.  Charles M. Caravati,  Jr. is the father of Charles M.
Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees e leven  portfolios of the  Trust, including the Funds.  The  principal occupations of the
Trustees and  executive officers  of  the Funds during the  past five years and public directorships held by the
Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician.  He is also the retired President of Dermatology  Associates of
Virginia, P.C.


BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirement System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Teresa L. Sanderson is Chief Compliance Officer and a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2005. For the fiscal year ended March 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Value Fund and the FBP Balanced Fund intend to designate up to a maximum amount of $663,195 and $989,268, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2005, 100% and 95% of the dividends paid from ordinary income by the FBP Value Fund and the FBP Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

THE FLIPPIN BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other fund expenses. Operating expenses, which are deducted from each Fund's gross income, directly reduce the investment return of the Funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

FBP VALUE FUND
--------------------------------------------------------------------------------
                                 Beginning          Ending
                               Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,073.20         $5.17
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,019.95         $5.04
--------------------------------------------------------------------------------
* Expenses are equal to the FBP Value Fund's annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP BALANCED FUND
--------------------------------------------------------------------------------
                                 Beginning          Ending
                               Account Value     Account Value    Expenses Paid
                               October 1, 2004   March 31, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return       $1,000.00         $1,052.30         $4.96
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)               $1,000.00         $1,020.09         $4.89
--------------------------------------------------------------------------------

* Expenses are equal to the FBP Balanced Fund's annualized expense ratio of 0.97% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Funds with the Securities and Exchange Commission (the SEC) as of the first and third quarters of each fiscal year on Form N-Q beginning with the December 2004 quarter. The filings will be available upon request, by calling 1-800-327-9375. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC's website at http://www.sec.gov.

DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of each Fund's Investment Advisory Agreement with the Adviser for a one-year period. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also indirect benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each Fund and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high quality services to the Funds as compared to similarly managed funds and comparable private accounts managed by the Adviser; (ii) although the advisory fees payable to the Adviser by each Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser; and (iii) the total operating expense ratio of each Fund is extremely competitive and lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc. Given the size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the indirect benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

                      This page intentionally left blank.

================================================================================
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                                      THE

    [GRAPHIC OMITTED]       FLIPPIN, BRUCE & PORTER

                                     FUNDS

                            =======================


INVESTMENT ADVISER                        LEGAL  COUNSEL
Flippin, Bruce & Porter, Inc.             Sullivan & Worcester LLP
800 Main Street, Second Floor             One Post Office Square
P.O. Box 6138                             Boston, Massachusetts 02109
Lynchburg, Virginia 24505
TOLL-FREE 1-800-327-9375                  OFFICERS
WWW.FBPINC.COM                            John T. Bruce, President
                                            and Portfolio Manager
ADMINISTRATOR                             John M. Flippin, Vice President
Ultimus Fund Solutions, LLC               R. Gregory Porter, III,
P.O. Box 46707                              Vice President
Cincinnati, Ohio 45246-0707               Teresa L. Sanderson, Chief
TOLL-FREE 1-866-738-1127                    Compliance Officer

CUSTODIAN                                 TRUSTEES
US Bank                                   Austin Brockenbrough, III
425 Walnut Street                         John T. Bruce
Cincinnati, Ohio  45202                   Charles M. Caravati, Jr.
                                          J. Finley Lee, Jr.
INDEPENDENT  REGISTERED                   Richard Mitchell
PUBLIC  ACCOUNTING  FIRM                  Richard L. Morrill
Ernst & Young LLP                         Harris V. Morrissette
1900 Scripps Center                       Erwin H. Will, Jr.
312  Walnut  Street                       Samuel B. Witt, III
Cincinnati,  Ohio 45202











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================================================================================

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                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                 ANNUAL REPORT


                                 MARCH 31, 2005



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA



   --------------------------------------------------------------------------
================================================================================

LETTER TO SHAREHOLDERS                                              MAY 18, 2005
================================================================================
Dear Fellow Shareholders:

THE JAMESTOWN BALANCED FUND

For the fiscal year ending March 31, 2005, The Jamestown Balanced Fund had a return of 2.8% compared to the Lipper Balanced Fund Index of 5.1%. The Lehman Intermediate Bond Index fell 0.3% during the twelve-month period, while the S&P 500 returned 6.7%. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The equity portion of the Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain above $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate. Longer-term rates should ultimately rise somewhat and the Fund's fixed income portfolio remains modestly defensive. The Fund is overweight corporate, agency, and mortgage securities and underweight Treasury securities.

At the end of March 2005, The Jamestown Balanced Fund had 4.1% in cash, 29.5% in fixed income, and 66.4% in equities.

The Jamestown Balanced Fund returned -1.2% and 7.9% annualized for the five and ten year period ending March 31, 2005. The Lipper Balanced Fund Index returned 2.1% and 8.6% annualized for the comparable periods.

The assets of your Fund were over $62 million as of March 31, 2005.

THE JAMESTOWN EQUITY FUND

For the fiscal year ending March 31, 2005, The Jamestown Equity Fund gained 4.3% compared to 6.7% for the S&P 500 and 4.8% for the Lipper Large Cap Core Index. Continuing the trend seen for the last several years, value stocks (led by Energy and Utilities) significantly outperformed growth stocks. The Russell 1000 Value Index was up 9.2% versus a 4.1% gain for the Russell 1000 Growth Index. While the Fund continues to be diversified across sectors, our bias toward growth hurt performance during the period. The Fund was also hurt by not having exposure to the Utility sector over the past 12 months. While yields on Utilities are moderately attractive, we believe that Utilities' earnings growth over the intermediate term will continue to lag behind other sectors in the market.

Growth stocks are now very attractively valued compared to their value counterparts, and we believe they will outperform as economic growth slows. Growth in the economy and corporate profits have begun to moderate from the rapid levels experienced in 2003 and most of 2004. We believe that the economy will grow closer to the long-term trend of 3% during the year. While earnings growth will slow for S&P 500 companies in 2005, growth should still be in the high single digits to low double digits. Valuations have contracted significantly, leaving the S&P 500 trading at about 16X forward earnings. The Fund is overweight Industrials, Information Technology, and Healthcare and underweight Financials, Consumer Discretionary, and Utilities.

The biggest risks that we see are the impact of higher energy prices and higher interest rates. Energy inventories in the developed economies have reached levels not seen since 1999, but oil prices remain over $50 per barrel as investors worry about having the supplies necessary to meet increased demand. We believe that demand for energy products will moderate as global economic growth slows and supplies will be sufficient unless we have a major disruption. The Federal Reserve has now raised rates seven times to 2.75%. However, only the yields on short and intermediate term bonds have been affected, as 10 and 30 year treasuries are close to the levels seen when the Federal Reserve began to raise interest rates last June. The Federal Reserve has pledged to continue raising rates at a measured pace to make sure inflation does not accelerate.

The Jamestown Equity Fund returned -4.9% and 8.3% annualized for the five and ten year period ending March 31, 2005. The Lipper Large Cap Core Index returned -4.2% and 9.2% annualized for the comparable periods.

The assets of your Fund were $42 million as of March 31, 2005.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ending March 31, 2005, The Jamestown Tax Exempt Virginia Fund had a total return of 0.19% compared to 0.92% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index increased 2.65% during the same twelve-month period. Many investors and analysts had forecast higher interest rates last year, and as a result many portfolio managers were positioned short of their respective benchmark indices. We were among this group thinking interest rates would move higher. Our defensive posture hurt the performance of the Fund relative to the Index.

As of March 31, 2005, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 4.3 years and a current yield of 3.30%, which produced a tax equivalent yield of 5.08% (assuming a maximum 35.0% federal tax rate). While the Fund remains conservatively postured, we are looking for opportunities to extend maturities to a more neutral stance.

The Federal Reserve has adopted a program of gradual, measured increases in short-term interest rates. Beginning on June 30, 2004, the federal funds rate increased (in seven 0.25% increments) from a 45-year low of 1.00% to 2.75% by the fiscal year-end. The municipal yield curve flattened significantly over the past 12 months, as the 2-year yield increased by 135 basis points, while longer maturities (15+years) were basically unchanged in yield.

The Jamestown Tax Exempt Virginia Fund returned 4.76% on an annualized basis for the five years ended March 31, 2005, versus 5.26% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.75%, as compared to the 5.10% annualized return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $31.6 million as of March 31, 2005.

JAMESTOWN  INTERNATIONAL EQUITY FUND

For the fiscal year ending March 31, 2005, the Jamestown International Equity Fund had a return of 10.5% versus 15.1% for the EAFE Index and 12.9% for the Lipper International Fund Index. International equities have outperformed US equity markets during the equity market recovery aided by weakness in the US dollar. The Fund was hurt in the past year by the sub-advisor's focus on growth-oriented securities, which lagged their value counterparts in the past twelve months. During the past twelve months, the EAFE Value Index rose 19.9% while the EAFE Growth Index increased 11.1%.

Markets have begun to reflect a slowdown in global economic activity, though Oechsle remains cautiously optimistic about the outlook for global economic growth. Various cross currents exist in the economic and market environment. Leading economic indicators confirm the consensus view that less ebullient growth should be expected in all major regions of the world economy. However, the downturn in leading economic indicators is close to a trough, consistent with a return towards improved growth in coming quarters. Household finances in many major economies are not under stress because asset growth has outpaced liability growth, yet the persistence of high oil prices may be a drag on consumption growth. At the company level, balance sheets are strong, yet business confidence is fragile and profit growth rates have probably peaked or are close to peaking in most major markets. Accordingly, investors have grown cautious about the outlook, elevating the equity risk premium to discount a future of slower economic activity. Oechsle feels that investors underestimate the economic value creation that may occur over the next 12-18 months, particularly among companies with above-average earnings growth potential.

The Fund currently has 49.8% invested in Continental Europe, 17.0% in the United Kingdom, 24.9% in Japan, 4.9% in the Pacific Basin outside of Japan, 0.3% in North America, and 3.1% in emerging markets.

Since inception (April 16, 1996), the Fund generated an annualized return of 3.1% versus 4.4% for the EAFE Index. The total assets of your fund were $20 million as of March 31, 2005.


                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                          THE JAMESTOWN BALANCED FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN BALANCED FUND:
 ----------------------------         ----------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,760
   09/30/95       11,825                09/30/95        11,352
   12/31/95       12,537                12/31/95        11,891
   03/31/96       13,210                03/31/96        12,280
   06/30/96       13,803                06/30/96        12,654
   09/30/96       14,230                09/30/96        12,959
   12/31/96       15,416                12/31/96        13,764
   03/31/97       15,829                03/31/97        13,789
   06/30/97       18,593                06/30/97        15,348
   09/30/97       19,985                09/30/97        16,111
   12/31/97       20,559                12/31/97        16,503
   03/31/98       23,427                03/31/98        18,260
   06/30/98       24,201                06/30/98        18,357
   09/30/98       21,793                09/30/98        16,742
   12/31/98       26,435                12/31/98        19,517
   03/31/99       27,752                03/31/99        19,640
   06/30/99       29,708                06/30/99        20,247
   09/30/99       27,853                09/30/99        19,672
   12/31/99       31,997                12/31/99        21,756
   03/31/00       32,731                03/31/00        22,763
   06/30/00       31,860                06/30/00        23,077
   09/30/00       31,552                09/30/00        22,403
   12/31/01       29,087                12/31/00        21,942
   03/31/01       25,638                03/31/01        19,883
   06/30/01       27,138                06/30/01        20,082
   09/30/01       23,154                09/30/01        18,176
   12/31/01       25,628                12/31/01        19,467
   03/31/02       25,699                03/31/02        19,243
   06/30/02       22,255                06/30/02        18,389
   09/30/02       18,409                09/30/02        17,030
   12/31/02       19,963                12/31/02        17,440
   03/31/03       19,334                03/31/03        17,308
   06/30/03       22,310                06/30/03        18,905
   09/30/03       22,901                09/30/03        19,019
   12/31/03       25,690                12/31/03        20,304
   03/31/04       26,124                03/31/04        20,820
   06/30/04       26,574                06/30/04        20,996
   09/30/04       26,078                09/30/04        20,826
   12/31/04       28,485                12/31/04        21,704
   03/31/05       27,873                03/31/05        21,409


    CONSUMER PRICE INDEX
    ---------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/03       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                          1 YEAR      5 YEARS    10 YEARS
The Jamestown Balanced Fund                 2.83%      (1.22%)     7.91%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                           THE JAMESTOWN EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

 STANDARD & POOR'S 500 INDEX:         THE JAMESTOWN EQUITY FUND:
 ----------------------------         --------------------------

     DATE        BALANCE                  DATE         BALANCE
     ----        -------                  ----         -------
   03/31/95       10,000                03/31/95        10,000
   06/30/95       10,955                06/30/95        10,846
   09/30/95       11,825                09/30/95        11,583
   12/31/95       12,537                12/31/95        12,188
   03/31/96       13,210                03/31/96        12,800
   06/30/96       13,803                06/30/96        13,319
   09/30/96       14,230                09/30/96        13,684
   12/31/96       15,416                12/31/96        14,755
   03/31/97       15,829                03/31/97        14,755
   06/30/97       18,593                06/30/97        17,016
   09/30/97       19,985                09/30/97        18,036
   12/31/97       20,559                12/31/97        18,522
   03/31/98       23,427                03/31/98        21,209
   06/30/98       24,201                06/30/98        21,177
   09/30/98       21,793                09/30/98        18,094
   12/31/98       26,435                12/31/98        22,962
   03/31/99       27,752                03/31/99        22,975
   06/30/99       29,708                06/30/99        24,226
   09/30/99       27,853                09/30/99        23,107
   12/31/99       31,997                12/31/99        26,785
   03/31/00       32,731                03/31/00        28,498
   06/30/00       31,860                06/30/00        28,969
   09/30/00       31,552                09/30/00        27,359
   12/31/00       29,087                12/31/00        26,326
   03/31/01       25,638                03/31/01        22,373
   06/30/01       27,138                06/30/01        22,676
   09/30/01       23,154                09/30/01        18,973
   12/31/01       25,628                12/31/01        21,119
   03/31/02       25,699                03/31/02        20,714
   06/30/02       22,255                06/30/02        18,958
   09/30/02       18,409                09/30/02        16,180
   12/31/02       19,963                12/31/02        16,706
   03/31/03       19,334                03/31/03        16,334
   06/30/03       22,310                06/30/03        18,557
   09/30/03       22,901                09/30/03        18,704
   12/31/03       25,690                12/31/03        20,659
   03/31/04       26,124                03/31/04        21,250
   06/30/04       26,574                06/30/04        21,726
   09/30/04       26,078                09/30/04        21,267
   12/31/04       28,485                12/31/04        22,540
   03/31/05       27,873                03/31/05        22,172


    CONSUMER PRICE INDEX
    --------------------

     DATE        BALANCE
     ----        -------
   03/31/95       10,000
   06/30/95       10,090
   09/30/95       10,131
   12/31/95       10,181
   03/31/96       10,263
   06/30/96       10,376
   09/30/96       10,422
   12/31/96       10,508
   03/31/97       10,581
   06/30/97       10,601
   09/30/97       10,647
   12/31/97       10,714
   03/31/98       10,726
   06/30/98       10,787
   09/30/98       10,832
   12/31/98       10,878
   03/31/99       10,904
   06/30/99       11,003
   09/30/99       11,063
   12/31/99       11,149
   03/31/00       11,255
   06/30/00       11,367
   09/30/00       11,454
   12/31/00       11,540
   03/31/01       11,653
   06/30/01       11,779
   09/30/01       11,766
   12/31/01       11,759
   03/31/02       11,786
   06/30/02       11,918
   09/30/02       11,977
   12/31/02       12,017
   03/31/03       12,136
   06/30/03       12,163
   09/30/03       12,236
   12/31/04       12,229
   03/31/04       12,342
   06/30/04       12,534
   09/30/04       12,561
   12/31/04       12,660
   03/31/05       12,813


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS   10 YEARS
The Jamestown Equity Fund                   4.34%      (4.90%)     8.29%
Standard & Poor's 500 Index                 6.69%      (3.16%)    10.79%
Consumer Price Index                        3.82%       2.63%      2.51%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND
                   INDEX AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


 LEHMAN MUNICIPAL BOND INDEX:    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
 ----------------------------    ---------------------------------------

      DATE       BALANCE                  DATE         BALANCE
      ----       -------                  ----          ------
    03/31/95      10,000                03/31/95        10,000
    06/30/95      10,241                06/30/95        10,221
    09/30/95      10,535                09/30/95        10,424
    12/31/95      10,970                12/31/95        10,714
    03/31/96      10,838                03/31/96        10,651
    06/30/96      10,921                06/30/96        10,717
    09/30/96      11,172                09/30/96        10,894
    12/31/96      11,456                12/31/96        11,129
    03/31/97      11,429                03/31/97        11,118
    06/30/97      11,823                06/30/97        11,417
    09/30/97      12,179                09/30/97        11,659
    12/31/97      12,509                12/31/97        11,916
    03/31/98      12,654                03/31/98        12,008
    06/30/98      12,846                06/30/98        12,150
    09/30/98      13,241                09/30/98        12,508
    12/31/98      13,320                12/31/98        12,560
    03/31/99      13,438                03/31/99        12,599
    06/30/99      13,201                06/30/99        12,405
    09/30/99      13,148                09/30/99        12,399
    12/31/99      13,046                12/31/99        12,341
    03/31/00      13,428                03/31/00        12,605
    06/30/00      13,630                06/30/00        12,745
    09/30/00      13,960                09/30/00        13,002
    12/31/00      14,571                12/31/00        13,450
    03/31/01      14,894                03/31/01        13,735
    06/30/01      14,991                06/30/01        13,800
    09/30/01      15,412                09/30/01        14,117
    12/31/01      15,318                12/31/01        14,048
    03/31/02      15,462                03/31/02        14,156
    06/30/02      16,028                06/30/02        14,600
    09/30/02      16,789                09/30/02        15,205
    12/31/02      16,789                12/31/02        15,219
    03/31/03      16,991                03/31/03        15,323
    06/30/03      17,429                06/30/03        15,634
    09/30/03      17,443                09/30/03        15,620
    12/31/03      17,681                12/31/03        15,723
    03/31/04      17,987                03/31/04        15,875
    06/30/04      17,561                06/30/04        15,875
    09/30/04      18,242                09/30/04        15,875
    12/31/04      18,470                12/31/04        15,875
    03/31/05      18,464                03/31/05        15,875



LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
-----------------------------------------

      DATE           BALANCE
      ----           -------
    03/31/95          10,000
    06/30/95          10,225
    09/30/95          10,470
    12/31/95          10,751
    03/31/96          10,692
    06/30/96          10,740
    09/30/96          10,937
    12/31/96          11,178
    03/31/97          11,175
    06/30/97          11,471
    09/30/97          11,752
    12/31/97          12,005
    03/31/98          12,120
    06/30/98          12,268
    09/30/98          12,608
    12/31/98          12,680
    03/31/99          12,751
    06/30/99          12,537
    09/30/99          12,545
    12/31/99          12,506
    03/31/00          12,726
    06/30/00          12,880
    09/30/00          13,149
    12/31/00          13,590
    03/31/01          13,897
    06/30/01          14,000
    09/30/01          14,363
    12/31/01          14,242
    03/31/02          14,345
    06/30/02          14,852
    09/30/02          15,427
    12/31/02          15,431
    03/31/03          15,583
    06/30/03          15,926
    09/30/03          15,958
    12/31/03          16,103
    03/31/04          16,290
    06/30/04          15,969
    09/30/04          16,446
    12/31/04          16,562
    03/31/05          16,440


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR      5 YEARS    10 YEARS
The Jamestown Tax Exempt Virginia Fund      0.19%       4.76%      4.75%
Lipper Intermediate Municipal Fund Index    0.92%       5.26%      5.10%
Lehman Municipal Bond Index                 2.65%       6.58%      6.32%

--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================


                    THE JAMESTOWN INTERNATIONAL EQUITY FUND

   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST
                               INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


   MORGAN STANLEY EUROPE, AUSTRALIA
   ------------------------------     THE JAMESTOWN INTERNATIONAL EQUITY FUND
   AND FAR EAST INDEX (EAFE INDEX)    ---------------------------------------
   ------------------------------

      DATE       BALANCE                        DATE         BALANCE
      ----       -------                        ----         -------
    04/30/96      10,000                      04/16/96        10,000
    06/30/96       9,871                      06/30/96         9,820
    09/30/96       9,859                      09/30/96         9,539
    12/31/96      10,016                      12/31/96         9,770
    03/31/97       9,860                      03/31/97         9,850
    06/30/97      11,138                      06/30/97        11,407
    09/30/97      11,059                      09/30/97        11,899
    12/31/97      10,193                      12/31/97        10,984
    03/31/98      11,693                      03/31/98        12,773
    06/30/98      11,817                      06/30/98        13,370
    09/30/98      10,138                      09/30/98        11,527
    12/31/98      12,232                      12/31/98        13,615
    03/31/99      12,402                      03/31/99        13,879
    06/30/99      12,717                      06/30/99        14,490
    09/30/99      13,277                      09/30/99        15,366
    12/31/99      15,532                      12/31/99        19,008
    03/31/00      15,517                      03/31/00        19,341
    06/30/00      14,902                      06/30/00        17,682
    09/30/00      13,701                      09/30/00        16,245
    12/31/00      13,333                      12/31/00        15,128
    03/31/01      11,501                      03/31/01        12,902
    06/30/01      11,380                      06/30/01        12,486
    09/30/01       9,787                      09/30/01        10,231
    12/31/01      10,469                      12/31/01        11,003
    03/31/02      10,522                      03/31/02        11,139
    06/30/02      10,299                      06/30/02        10,643
    09/30/02       8,267                      09/30/02         8,361
    12/31/02       8,800                      12/31/02         8,782
    03/31/03       8,078                      03/31/03         7,889
    06/30/03       9,634                      06/30/03         9,377
    09/30/03      10,417                      09/30/03         9,965
    12/31/03      12,195                      12/31/03        11,398
    03/31/04      12,723                      03/31/04        11,851
    06/30/04      12,751                      06/30/04        11,801
    09/30/04      12,715                      09/30/04        11,486
    12/31/04      14,663                      12/31/04        13,289
    03/31/05      14,640                      03/31/05        13,096


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average Annual Total Returns(a)
                                         (for periods ended March 31, 2005)

                                           1 YEAR    5 YEARS  SINCE INCEPTION*
The Jamestown International Equity Fund    10.51%    (7.50%)       3.06%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)              15.07%    (1.16%)       4.36%
--------------------------------------------------------------------------------

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                        % OF
-----------------------------------    TEN LARGEST EQUITY HOLDINGS    NET ASSETS
                                       -----------------------------------------
  [GRAPHIC OMITTED]                    PepsiCo, Inc.                     2.1%
                                       Bank of America Corporation       2.0%
Common Stocks             66.4%        ITT Industries, Inc.              2.0%
Fixed Income              29.5%        ChevronTexaco Corporation         1.9%
Cash Equivalents           4.1%        Citigroup, Inc.                   1.9%
                                       Illinois Tool Works, Inc.         1.9%
                                       WellPoint, Inc.                   1.9%
                                       Noble Drilling Corporation        1.9%
                                       Amgen, Inc.                       1.8%
                                       Goldman Sachs Group, Inc.         1.7%


EQUITY INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX (66.4% OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]                          THE
                                        JAMESTOWN
                                         BALANCED     S&P 500
                                           FUND        INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.9%        11.5%
Consumer Staples                            7.7%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.6%        19.8%
Health Care                                17.8%        13.0%
Industrials                                17.2%        11.9%
Information Technology                     19.1%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.0%         3.1%
Utilities                                   0.0%         3.2%


FIXED-INCOME PORTFOLIO (29.5% OF PORTFOLIO)      SECTOR BREAKDOWN
-------------------------------------------      -------------------------------
Average Stated Maturity (Years)     3.88         U.S. Treasury             9.8%
Average Duration (Years)            3.06         U.S. Government Agency   18.3%
Average Coupon                     5.85%         Mortgage-Backed          17.6%
Average Yield to Maturity          4.40%         Corporate                51.9%
                                                 Municipal                 1.4%
                                                 Regional Authority        1.0%

                         CREDIT QUALITY
                         --------------------------------
                         AAA                         1.4%
                         AA                         13.8%
                         A                          28.3%
                         BAA                        10.7%
                         U.S. Treasury               9.7%
                         U.S. Government Agency     36.1%

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

ASSET ALLOCATION                                                         % OF
----------------------------------   TEN LARGEST HOLDINGS             NET ASSETS
                                     -------------------------------------------
[GRAPHIC OMITTED]                    PepsiCo, Inc.                        3.1%
                                     Bank of America Corporation          3.0%
Common Stocks             99.8%      ITT Industries, Inc.                 3.0%
Cash Equivalents           0.2%      Illinois Tool Works, Inc.            2.9%
                                     Noble Drilling Corporation           2.8%
                                     Citigroup, Inc.                      2.8%
                                     ChevronTexaco Corporation            2.8%
                                     WellPoint, Inc.                      2.8%
                                     Amgen, Inc.                          2.6%
                                     Teva Pharmaceutical Industries Ltd.  2.5%


INDUSTRY CONCENTRATION VS. THE S&P 500 INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            (% of Portfolio)

                                           THE
                                         JAMESTOWN
                                          EQUITY       S&P 500
                                           FUND         INDEX
--------------------------------------------------------------
Consumer Discretionary                      8.7%        11.5%
Consumer Staples                            7.1%        10.3%
Energy                                      7.7%         8.8%
Financials                                 14.5%        19.8%
Health Care                                17.5%        13.0%
Industrials                                17.6%        11.9%
Information Technology                     19.6%        15.1%
Materials                                   6.0%         3.3%
Telecommunication Services                  1.1%         3.1%
Utilities                                   0.0%         3.2%
Cash Equivalents                            0.2%         0.0%

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================

          CHARACTERISTICS                 MATURITY BREAKDOWN (% OF PORTFOLIO)
        (WEIGHTED AVERAGE)               ---------------------------------------
---------------------------------------
Current Yield                   3.30%              [GRAPHIC OMITTED]
Tax-Equivalent Yield            5.08%*
Average Maturity            4.3 years          0-2 Years          25%
Average Duration            3.7 years          2-5 Years          40%
Average Quality                   AA+          5-10 Years         32%
Number of Issues                   35          10+ Years           3%


CREDIT QUALITY (% OF PORTFOLIO)          SECTOR DIVERSIFICATION (% OF PORTFOLIO)
---------------------------------------  ---------------------------------------

      [GRAPHIC OMITTED]                           [GRAPHIC OMITTED]

AAA             66.9%                    Revenues                  45.0%
AA              33.1%                    Government Guaranteed     27.4%
                                         Floating Rate Notes        4.0%
                                         General Obligations       21.7%
                                         Cash                       1.9%

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO INFORMATION
MARCH 31, 2005 (UNAUDITED)
================================================================================


ASSET ALLOCATION                                                       % OF
-------------------------------   TEN LARGEST HOLDINGS     COUNTRY   NET ASSETS
                                  ----------------------------------------------
[GRAPHIC OMITTED]                 Repsol YPF SA             Spain       2.7%
                                  GlaxoSmithKline PLC  United Kingdom   2.5%
Common Stocks      97.3%          ENI SpA                   Italy       2.2%
Cash Equivalents    2.7%          Royal Dutch Petroleum
                                   Company               Netherlands    2.0%
                                  WMC Resources Ltd.      Australia     1.7%
                                  Land Securities
                                   Group PLC            United Kingdom  1.7%
                                  Sumitomo Mitsui
                                   Financial Group, Inc.    Japan       1.7%
                                  Nomura Holdings, Inc.     Japan       1.7%
                                  ITOCHU Corporation        Japan       1.7%
                                  Siemens AG               Germany      1.6%


GEOGRAPHIC DIVERSIFICATION VS. THE MORGAN STANLEY EAFE INDEX
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                            THE
                                         JAMESTOWN     MORGAN
                                       INTERNATIONAL   STANLEY
                                           EQUITY       EAFE
                                            FUND        INDEX
                                        ----------------------
Australia                                   3.6%         5.2%
France                                      7.6%         9.6%
Germany                                    13.0%         6.9%
Greece                                      1.0%         0.6%
Italy                                       5.1%         4.2%
Japan                                      24.9%        21.5%
Netherlands                                 8.7%         5.0%
Singapore                                   1.3%         0.8%
Spain                                       3.7%         4.0%
Sweden                                      3.2%         2.5%
Switzerland                                 6.5%         6.8%
United Kingdom                             17.0%        25.2%
Other                                       1.7%         7.7%
Cash Equivalents                            2.7%         0.0%

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost .......................... $ 53,067,830    $ 34,654,651    $ 30,631,219    $ 17,200,930
                                                   ============    ============    ============    ============
    At value (Note 1) ............................ $ 62,256,151    $ 42,179,293    $ 31,615,486    $ 19,709,185
  Cash ...........................................         --              --              --           529,270
  Cash denominated in
    foreign currency(a) (Note 5) .................         --              --              --             1,679
  Dividends and interest receivable ..............      266,546          31,066         379,557          61,458
  Receivable for securities sold .................      244,688         562,729            --              --
  Receivable for capital shares sold .............       23,213           6,039         100,000            --
  Other assets ...................................        2,861          10,942           6,202           2,518
                                                   ------------    ------------    ------------    ------------
    TOTAL ASSETS .................................   62,793,459      42,790,069      32,101,245      20,304,110
                                                   ------------    ------------    ------------    ------------

LIABILITIES
  Bank overdraft .................................         --           362,227            --              --
  Distributions payable ..........................       72,179         134,492          19,485             987
  Payable for securities purchased ...............      421,504            --           489,616            --
  Payable for capital shares redeemed ............       18,492          11,007          19,083             530
  Accrued investment advisory fees (Note 3) ......       34,733          24,339           9,808          11,458
  Accrued administration fees (Note 3) ...........        6,900           5,200           3,800           3,500
  Other accrued expenses .........................        4,959            --              --            21,850
                                                   ------------    ------------    ------------    ------------
    TOTAL LIABILITIES ............................      558,767         537,265         541,792          38,325
                                                   ------------    ------------    ------------    ------------

NET ASSETS ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============


Net assets consist of:
  Paid-in capital ................................ $ 53,251,448    $ 34,795,172    $ 30,598,941    $ 35,066,020
  Undistributed (overdistributed) net
    investment income ............................      (73,816)            450           8,888           6,207
  Accumulated net realized losses
    from security transactions ...................     (131,261)        (67,460)        (32,643)    (17,314,682)
  Net unrealized appreciation
    on investments ...............................    9,188,321       7,524,642         984,267       2,508,255
  Net unrealized appreciation/depreciation
    on translation of assets and liabilities in
    foreign currencies ...........................         --              --              --               (15)
                                                   ------------    ------------    ------------    ------------
Net assets ....................................... $ 62,234,692    $ 42,252,804    $ 31,559,453    $ 20,265,785
                                                   ============    ============    ============    ============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value) .................................    4,169,987       2,388,559       3,086,644       1,962,785
                                                   ============    ============    ============    ============


Net asset value, offering price and redemption
  price per share(b) ............................. $      14.92    $      17.69    $      10.22    $      10.33
                                                   ============    ============    ============    ============

(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $1,679.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


12

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005
================================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                    JAMESTOWN       JAMESTOWN       TAX EXEMPT    INTERNATIONAL
                                                     BALANCED         EQUITY         VIRGINIA        EQUITY
                                                       FUND            FUND            FUND           FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ...................................... $    647,815    $    684,647    $       --      $    503,885
  Foreign withholding taxes on dividends .........         --              --              --           (66,162)
  Interest .......................................    1,074,569          22,372       1,375,726           1,434
                                                   ------------    ------------    ------------    ------------
    TOTAL INVESTMENT INCOME ......................    1,722,384         707,019       1,375,726         439,157
                                                   ------------    ------------    ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) ..............      406,153         299,497         128,185         197,943
  Administration fees (Note 3) ...................       81,349          63,939          46,385          39,605
  Custodian fees .................................       11,171           9,371           5,322          57,016
  Professional fees ..............................       18,742          15,986          13,986          17,692
  Trustees' fees and expenses ....................       10,561          10,561          10,561          10,561
  Registration fees ..............................       13,833          13,442           1,924          12,724
  Pricing costs ..................................        8,954           1,648           5,847          30,993
  Postage and supplies ...........................        7,451           7,586           5,773           5,170
  Insurance expense ..............................        4,521           3,794           2,629           1,826
  Printing of shareholder reports ................        2,731           3,967           1,540           2,046
  Compliance fees (Note 3) .......................        5,015           3,690           2,560           1,485
  Other expenses .................................        4,340           5,942           6,021           4,579
                                                   ------------    ------------    ------------    ------------
    TOTAL EXPENSES ...............................      574,821         439,423         230,733         381,640
  Fees waived by the Adviser (Note 3) ............         --              --            (9,614)        (97,577)
  Expenses reimbursed through a brokerage
    arrangement (Note 4) .........................      (24,000)        (24,000)           --              --
                                                   ------------    ------------    ------------    ------------
    NET EXPENSES .................................      550,821         415,423         221,119         284,063
                                                   ------------    ------------    ------------    ------------

NET INVESTMENT INCOME ............................    1,171,563         291,596       1,154,607         155,094
                                                   ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON  INVESTMENTS
  AND FOREIGN  CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ........................    2,503,054       2,936,243          31,027       2,520,865
    Foreign currency transactions ................         --              --              --            (9,732)
  Net  change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,945,221)     (1,239,526)     (1,106,925)       (782,364)
    Foreign currency translation .................         --              --              --            (1,411)
                                                   ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................      557,833       1,696,717      (1,075,898)      1,727,358
                                                   ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ................................ $  1,729,396    $  1,988,313    $     78,709    $  1,882,452
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


                                                                                                              13

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                             JAMESTOWN                      JAMESTOWN
                                                           BALANCED FUND                    EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .......................... $  1,171,563    $  1,151,574    $    291,596    $    125,620
  Net realized gains on
    security transactions ........................    2,503,054       4,199,003       2,936,243       2,588,909
  Net change in unrealized appreciation/
    depreciation on investments ..................   (1,945,221)      6,717,187      (1,239,526)      8,914,790
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................    1,729,396      12,067,764       1,988,313      11,629,319
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From and/or in excess of net
    investment income ............................   (1,211,016)     (1,223,055)       (291,146)       (127,664)
  From net realized gains from
    security transactions ........................   (2,479,946)     (3,352,848)     (2,982,053)     (1,325,502)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  distributions to shareholders ..................   (3,690,962)     (4,575,903)     (3,273,199)     (1,453,166)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    2,063,209       3,140,462       2,989,063       4,251,916
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............    3,472,724       4,290,910       3,081,869       1,353,892
  Payments for shares redeemed ...................   (5,177,280)    (16,424,954)    (12,719,998)     (4,214,310)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  capital share transactions .....................      358,653      (8,993,582)     (6,649,066)      1,391,498
                                                   ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................   (1,602,913)     (1,501,721)     (7,933,952)     11,567,651

NET ASSETS
  Beginning of year ..............................   63,837,605      65,339,326      50,186,756      38,619,105
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 62,234,692    $ 63,837,605    $ 42,252,804    $ 50,186,756
                                                   ============    ============    ============    ============

UNDISTRIBUTED (OVERDISTRIBUTED)
  NET INVESTMENT INCOME .......................... $    (73,816)   $    (83,209)   $        450     $      --
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      134,979         208,358         162,067         246,616
  Reinvested .....................................      230,750         282,740         173,805          74,222
  Redeemed .......................................     (340,541)     (1,093,653)       (692,771)       (244,294)
                                                   ------------    ------------    ------------    ------------
  Net increase (decrease) in shares outstanding ..       25,188        (602,555)       (356,899)         76,544
  Shares outstanding, beginning of year ..........    4,144,799       4,747,354       2,745,458       2,668,914
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    4,169,987       4,144,799       2,388,559       2,745,458
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.


14

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================================================
                                                      JAMESTOWN TAX EXEMPT                     JAMESTOWN
                                                          VIRGINIA FUND              INTERNATIONAL EQUITY FUND
                                                  --------------------------------------------------------------
                                                        YEAR           YEAR            YEAR             YEAR
                                                        ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                        2005            2004            2005            2004
----------------------------------------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income .......................... $  1,154,607    $  1,215,391    $    155,094    $    135,044
  Net realized gains (losses) from:
    Security transactions ........................       31,027         141,046       2,520,865       1,481,570
    Foreign currency transactions ................         --              --            (9,732)         22,537
  Net change in unrealized appreciation/
    depreciation on:
    Investments ..................................   (1,106,925)        (95,839)       (782,364)      7,758,606
    Foreign currency translation .................         --              --            (1,411)         (5,493)
                                                   ------------    ------------    ------------    ------------
Net increase in net assets
  from operations ................................       78,709       1,260,598       1,882,452       9,392,264
                                                   ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................   (1,141,162)     (1,211,959)       (157,727)       (128,007)
  From net realized gains from foreign
    currency transactions ........................         --              --              --           (22,537)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from distributions
  to shareholders ................................   (1,141,162)     (1,211,959)       (157,727)       (150,544)
                                                   ------------    ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    3,119,028       4,145,836       1,122,011       1,190,078
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............      866,777         856,576         152,797         146,131
  Proceeds from redemption fees collected ........         --              --              --               400
  Payments for shares redeemed ...................   (4,966,001)     (7,872,504)     (3,892,103)    (10,728,264)
                                                   ------------    ------------    ------------    ------------
Net decrease in net assets from
  capital share transactions .....................     (980,196)     (2,870,092)     (2,617,295)     (9,391,655)
                                                   ------------    ------------    ------------    ------------

TOTAL DECREASE IN
  NET ASSETS .....................................   (2,042,649)     (2,821,453)       (892,570)       (149,935)

NET ASSETS
  Beginning of year ..............................   33,602,102      36,423,555      21,158,355      21,308,290
                                                   ------------    ------------    ------------    ------------
  End of year .................................... $ 31,559,453    $ 33,602,102    $ 20,265,785    $ 21,158,355
                                                   ============    ============    ============    ============

UNDISTRIBUTED NET
  INVESTMENT INCOME .............................. $      8,888    $     11,446    $      6,207    $     18,572
                                                   ============    ============    ============    ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................      301,917         394,610         111,780         139,029
  Reinvested .....................................       83,713          81,178          14,839          16,552
  Redeemed .......................................     (479,453)       (743,152)       (410,618)     (1,287,783)
                                                   ------------    ------------    ------------    ------------
  Net decrease in shares outstanding .............      (93,823)       (267,364)       (283,999)     (1,132,202)
  Shares outstanding, beginning of year ..........    3,180,467       3,447,831       2,246,784       3,378,986
                                                   ------------    ------------    ------------    ------------
  Shares outstanding, end of year ................    3,086,644       3,180,467       1,962,785       2,246,784
                                                   ============    ============    ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     15.40    $     13.76    $     15.66    $     16.78    $     19.83
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.29           0.27           0.31           0.32           0.35
  Net realized and unrealized gains
   (losses) on investments ......................         0.14           2.48          (1.88)         (0.86)         (2.82)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.43           2.75          (1.57)         (0.54)         (2.47)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from and/or in excess of
    net investment income .......................        (0.30)         (0.29)         (0.33)         (0.35)         (0.35)
  Distributions from net realized gains .........        (0.61)         (0.82)            --          (0.23)         (0.23)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.91)         (1.11)         (0.33)         (0.58)         (0.58)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     14.92    $     15.40    $     13.76    $     15.66    $     16.78
                                                   ===========    ===========    ===========    ===========    ===========

Total return (b) ................................         2.83%         20.29%        (10.06%)        (3.22%)       (12.65%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    62,235    $    63,838    $    65,339    $    96,824    $   109,333
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.92%          0.91%          0.90%          0.86%          0.87%

Ratio of net expenses to average net assets(c) ..         0.88%          0.88%          0.87%          0.83%          0.85%

Ratio of net investment income to
  average net assets ............................         1.87%          1.77%          2.12%          1.97%          1.84%

Portfolio turnover rate .........................           29%            36%            38%            62%            64%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies and began amortizing  premiums on debt securities and began  recording  paydown gains and  losses as  adjustments  to  interest  income.  Had the Fund not adopted these new provisions,  the net investment  income  per share would have been $0.34 and the ratio of net  investment  income to average net assets  would have been 2.07%.  Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Ratios were determined  based on net expenses after expense  reimbursements through a  brokerage arrangement  (Note 4).

See accompanying notes to financial statements.








16

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ............  $     18.28    $     14.47    $     18.40    $     19.94    $     26.02
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.12           0.05           0.04           0.06             --
  Net realized and unrealized gains
   (losses) on investments ......................         0.65            4.3          (3.93)         (1.54)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.77           4.35          (3.89)         (1.48)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------
Less distributions:
  Dividends from net investment income ..........        (0.12)         (0.05)         (0.04)         (0.06)            --
  Distributions from net realized gains .........        (1.24)         (0.49)            --             --          (0.57)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (1.36)         (0.54)         (0.04)         (0.06)         (0.57)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     17.69    $     18.28    $     14.47    $     18.40    $     19.94
                                                   ===========    ===========    ===========    ===========    ===========

Total return(a) .................................         4.34%         30.10%        (21.15%)        (7.42%)       (21.49%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    42,253    $    50,187    $    38,619    $    54,807    $    60,914
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of gross expenses to average net assets ...         0.95%          0.94%          0.96%          0.90%          0.90%

Ratio of net expenses to average net assets(b) ..         0.90%          0.88%          0.89%          0.86%          0.88%

Ratio of net investment income
  (loss) to average net assets ..................         0.63%          0.27%          0.25%          0.31%         (0.01%)

Portfolio turnover rate .........................           34%            52%            60%            89%            83%

(a)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Ratios were determined  based on net expenses after expense  reimbursements through  a  brokerage arrangement (Note 4).

See accompanying notes to financial statements.




                                                                                                                          17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003          2002(a)          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $     10.57    $     10.56    $     10.12    $     10.22    $      9.79
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income .........................         0.37           0.37           0.38           0.41           0.43
  Net realized and unrealized gains
   (losses) on investments ......................        (0.35)          0.00(b)        0.44          (0.10)          0.43
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.02           0.37           0.82           0.31           0.86
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
  Distributions from net realized gains .........           --             --             --             --             --
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.37)         (0.36)         (0.38)         (0.41)         (0.43)
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.22    $     10.57    $     10.56    $     10.12    $     10.22
                                                   ===========    ===========    ===========    ===========    ===========

Total return(c) .................................         0.19%          3.61%          8.24%          3.04%          8.97%
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    31,559    $    33,602    $    36,424    $    33,896    $    30,182
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(d) ..         0.69%          0.69%          0.69%          0.68%          0.68%

Ratio of net investment income to
  average net assets ............................         3.60%          3.46%          3.68%          4.02%          4.31%

Portfolio turnover rate .........................           15%            43%            28%            27%            47%

(a)  As required,  effective  April 1, 2001,  the Fund adopted new provisions of the AICPA Audit and  Accounting  Guide  for
     Investment  Companies  and began accreting  market  discount on debt securities.  Had the  Fund not  adopted  this  new provision,  the ratio of net  investment  income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 0.72%,  0.74% and 0.70% for the years ended March 31, 2005, 2004 and 2003, respectively.

See accompanying notes to financial statements.

18

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
============================================================================================================================
                                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
============================================================================================================================
                                                                               YEARS ENDED MARCH 31,
                                                   -------------------------------------------------------------------------
                                                        2005           2004          2003           2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ............  $      9.42    $      6.31    $      8.98    $     10.56    $     17.99
                                                   -----------    -----------    -----------    -----------    -----------

Income (loss) from investment operations:
  Net investment income (loss) ..................         0.08           0.05           0.06           0.01          (0.03)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies .......         0.91           3.12          (2.69)         (1.47)         (5.48)
                                                   -----------    -----------    -----------    -----------    -----------
Total from investment operations ................         0.99           3.17          (2.63)         (1.46)         (5.51)
                                                   -----------    -----------    -----------    -----------    -----------

Less distributions:
  Dividends from net investment income ..........        (0.08)         (0.05)         (0.05)         (0.05)         (0.05)
  Return of capital .............................           --             --             --          (0.08)            --
  Distributions from net realized gains .........           --          (0.01)            --             --          (1.87)
                                                   -----------    -----------    -----------    -----------    -----------
Total distributions .............................        (0.08)         (0.06)         (0.05)         (0.13)         (1.92)
                                                   -----------    -----------    -----------    -----------    -----------

Proceeds from redemption fees collected .........          --            0.00(a)        0.01           0.01            --
                                                   -----------    -----------    -----------    -----------    -----------

Net asset value at end of year ..................  $     10.33    $      9.42    $      6.31    $      8.98    $     10.56
                                                   ===========    ===========    ===========    ===========    ===========

Total return(b) .................................        10.51%         50.22%        (29.18%)       (13.66%)       (33.29%)
                                                   ===========    ===========    ===========    ===========    ===========

Net assets at end of year (000's) ...............  $    20,266    $    21,158    $    21,308    $    44,022    $    59,664
                                                   ===========    ===========    ===========    ===========    ===========

Ratio of net expenses to average net assets(c) ..         1.43%          1.38%          1.38%          1.38%          1.41%

Ratio of net investment income (loss)
  to average net assets .........................         0.78%          0.57%          0.60%          0.12%         (0.24%)

Portfolio turnover rate .........................          111%            78%            56%            80%            48%

(a)  Represents less than a penny per share.

(b)  Total  return is a measure of the change in value of an  investment  in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Absent investment advisory fees  voluntarily  waived by the Adviser,  the ratio of expenses to average net assets would have been 1.92%, 1.77%, 1.70% and  1.51%  for the  years  ended  March  31,  2005,  2004,  2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
   SHARES   COMMON STOCKS -- 66.4%                                     VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 5.9%
    19,000  Home Depot, Inc. ...................................... $  726,560
    19,800  Staples, Inc. .........................................    622,314
    13,000  Target Corporation ....................................    650,260
    20,000  Viacom, Inc. - Class B ................................    696,600
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,647,824
                                                                    ----------
            CONSUMER STAPLES -- 5.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    16,300  Procter & Gamble Company (The) ........................    863,900
     6,000  SYSCO Corporation .....................................    214,800
                                                                    ----------
                                                                     3,194,140
                                                                    ----------
            ENERGY -- 5.1%
    11,500  Anadarko Petroleum Corporation ........................    875,150
    20,200  ChevronTexaco Corporation .............................  1,177,862
    20,000  Noble Drilling Corporation (a) ........................  1,124,200
                                                                    ----------
                                                                     3,177,212
                                                                    ----------
            FINANCIALS -- 9.7%
     5,400  Ambac Financial Group, Inc. ...........................    403,650
    10,000  American International Group, Inc. ....................    554,100
    28,000  Bank of America Corporation ...........................  1,234,800
    21,100  CIT Group, Inc. .......................................    801,800
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    14,100  Prudential Financial, Inc. ............................    809,340
                                                                    ----------
                                                                     6,017,035
                                                                    ----------
            HEALTHCARE -- 11.8%
    18,500  Amgen, Inc. (a) .......................................  1,076,885
    14,200  Fisher Scientific International, Inc. (a) .............    808,264
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    38,000  Pfizer, Inc. ..........................................    998,260
    33,000  Teva Pharmaceutical Industries Ltd. ...................  1,023,000
     9,200  WellPoint, Inc. (a) ...................................  1,153,220
    10,500  Zimmer Holdings, Inc. (a) .............................    817,005
                                                                    ----------
                                                                     7,328,694
                                                                    ----------
            INDUSTRIALS -- 11.4%
     8,400  3M Company ............................................    719,796
     4,500  Caterpillar, Inc. .....................................    411,480
    37,000  Cendant Corporation ...................................    759,980
    17,000  Dover Corporation .....................................    642,430
     6,500  General Dynamics Corporation ..........................    695,825
    25,600  General Electric Company ..............................    923,136
    13,000  Illinois Tool Works, Inc. .............................  1,163,890
    13,500  ITT Industries, Inc. ..................................  1,218,240
    16,000  Norfolk Southern Corporation ..........................    592,800
                                                                    ----------
                                                                     7,127,577
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES   COMMON STOCKS -- 66.4% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 12.7%
    29,500  Accenture Ltd. - Class A (a) .......................... $  712,425
    12,000  Affiliated Computer Services, Inc. (a) ................    638,880
    42,000  Cisco Systems, Inc. (a) ...............................    751,380
    22,000  Dell Computer Corporation (a) .........................    845,240
    33,000  Intel Corporation .....................................    766,590
    13,000  Intuit, Inc. (a) ......................................    569,010
    21,500  Jabil Circuit, Inc. (a) ...............................    613,180
    11,800  Lexmark International, Inc. (a) .......................    943,646
    41,000  Microsoft Corporation .................................    990,970
    48,000  Oracle Corporation (a) ................................    599,040
    12,400  Qualcomm, Inc. ........................................    454,460
                                                                    ----------
                                                                     7,884,821
                                                                    ----------
            MATERIALS -- 4.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    17,500  Dow Chemical Company (The) ............................    872,375
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,499,835
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
    17,000  Vodafone Group PLC - ADR ..............................    451,520
                                                                    ----------

            TOTAL COMMON STOCKS (Cost $32,697,980) ................$41,328,658
                                                                    ----------

================================================================================
PAR VALUE   U.S. TREASURY OBLIGATIONS -- 2.9%                          VALUE
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 2.5%
$1,000,000  7.00%, due 07/15/2006 ................................. $1,042,266
   500,000  4.00%, due 02/15/2014 .................................    482,520
                                                                    ----------
                                                                     1,524,786
                                                                    ----------
            U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.4%
   246,730  3.375%, due 01/15/2007 ................................    259,018
                                                                    ----------

            TOTAL U.S.TREASURY OBLIGATIONS (Cost $1,750,380)....... $1,783,804
                                                                    ----------

================================================================================
PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.4%                  VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.2%
$1,000,000  6.625%, due 09/15/2009 ................................ $1,086,853
   300,000  5.125%, due 07/15/2012 ................................    307,314
                                                                    ----------
                                                                     1,394,167
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%
   800,000  7.00%, due 07/15/2005 .................................    808,922
   200,000  2.00%, due 10/21/2005 .................................    198,446
   700,000  6.00%, due 12/15/2005 .................................    711,872
   250,000  7.25%, due 01/15/2010 .................................    279,105
                                                                    ----------
                                                                     1,998,345
                                                                    ----------

            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost $3,252,650) ................................... $3,392,512
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MORTGAGE-BACKED SECURITIES -- 5.2%                         VALUE
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.6%
$   86,654  Pool #1471, 7.00%, due 03/01/2008 ..................... $   88,415
    35,984  Pool #1655, 6.50%, due 10/01/2008 .....................     36,218
   161,471  Pool #E00616, 6.00%, due 01/01/2014 ...................    166,882
    57,309  Pool #E90624, 6.00%, due 08/01/2017 ...................     59,230
                                                                    ----------
                                                                       350,745
                                                                    ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.8%
    36,632  Series #1993-18-PJ, 6.50%, due 12/01/2007 .............     36,849
   746,337  Pool #380512, 6.15%, due 08/01/2008 (b) ...............    771,525
   358,483  Pool #618465, 5.00%, due 12/01/2016 ...................    358,525
   278,190  Pool #255031,4.50%, due 12/01/2018 ....................    272,176
   401,401  Pool #255455, 5.00%, due 10/01/2024 ...................    396,286
    98,889  Pool #489757, 6.00%, due 04/01/2029 ...................    101,106
   455,566  Pool #808413, 5.50%, due 01/01/2035 ...................    456,568
                                                                    ----------
                                                                     2,393,035
                                                                    ----------
            GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 0.8%
    78,818  Pool #781344, 6.50%, due 10/01/2031 ...................     82,352
   404,585  Series #2003-102-PD, 4.25%, due 05/01/2033 ............    395,888
                                                                    ----------
                                                                       478,240
                                                                    ----------

            TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,207,771) .... $3,222,020
                                                                    ----------

================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3%                                   VALUE
--------------------------------------------------------------------------------
            Abbott Laboratories,
$  220,000  5.625%, due 07/01/2006 ................................ $  224,092
            Alcoa, Inc.,
   250,000  6.50%, due 06/01/2011 .................................    272,768
            Allstate Corporation (The),
   150,000  6.125%, due 02/15/2012 ................................    159,753
            Anheuser-Busch Companies, Inc.,
   249,000  5.375%, due 09/15/2008 ................................    256,275
            BB&T Corporation
   325,000  6.50%, due 08/01/2011 .................................    354,655
            Burlington Resources, Inc.,
   350,000  6.68%, due 02/15/2011 .................................    380,425
            Citigroup, Inc.,
   200,000  5.00%, due 03/06/2007 .................................    202,843
            ConocoPhillips,
   200,000  4.75%, due 10/15/2012 .................................    198,720
            CVS Corporation,
   250,000  5.625%, due 03/15/2006 ................................    253,705
            Deutsche Telekom AG,
   300,000  8.50%, due 06/15/2010 .................................    345,024
            Donaldson Lufkin Jenrette, Inc.,
   500,000  6.875%, due 11/01/2005 ................................    509,159
            Dover Corporation,
   345,000  6.50%, due 02/15/2011 .................................    376,625

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   CORPORATE BONDS -- 15.3% (Continued)                       VALUE
--------------------------------------------------------------------------------
            Duke Realty L.P., Medium Term Notes,
$  390,000  6.75%, due 05/30/2008 ................................. $  411,006
            FPL Group Capital, Inc.,
   300,000  7.375%, due 06/01/2009 ................................    330,353
            General Dynamics Corporation,
   125,000  4.25%, due 05/15/2013 .................................    119,207
            General Motors Corporation,
   250,000  6.125%, due 08/28/2007 ................................    243,779
            Goldman Sachs Group, Inc.,
   350,000  6.65%, due 05/15/2009 .................................    375,597
            GTE Northwest, Inc.,
   300,000  6.30%, due 06/01/2010 .................................    313,684
            HSBC Finance Corporation,
   300,000  6.40%, due 06/17/2008 .................................    316,303
            Illinois Tool Works, Inc.,
   216,000  5.75%, due 03/01/2009 .................................    226,241
            International Business Machines Corporation,
   175,000  4.375%, due 06/01/2009 ................................    174,114
            J.P. Morgan Chase & Company,
   300,000  6.75%, due 02/01/2011 .................................    328,446
            May Department Stores Company,
   260,000  5.95%, due 11/01/2008 .................................    268,474
            Morgan Stanley,
   250,000  5.30%, due 03/01/20013 ................................    251,419
            National City Corporation,
   575,000  7.20%, due 05/15/2005 .................................    577,531
            Pharmacia Corporation,
   250,000  5.75%, due 12/01/2005 .................................    253,643
            SBC Communciations, Inc., Medium Term Notes,
   400,000  6.875%, due 08/15/2006 ................................    414,399
            SunTrust Banks, Inc.
   300,000  6.00%, due 01/15/2028 .................................    323,153
            Union Camp Corporation,
   300,000  6.50%, due 11/15/2007 .................................    313,893
            United Technologies Corporation,
   250,000  6.10%, due 05/15/2012 .................................    269,987
            U.S. Bank, N.A.,
   200,000  4.80%, due 04/15/2015 .................................    194,372
            Wachovia Corporation,
   250,000  5.25%, due 08/01/2014 .................................    250,712
                                                                    ----------

            TOTAL CORPORATE BONDS (Cost $9,137,505)................ $9,490,357
                                                                    ----------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE   MUNICIPAL DEBT SECURITITES -- 0.4%                         VALUE
--------------------------------------------------------------------------------
            Virginia State Residential Authority, Infrastructure, Revenue,
$  230,000  5.90%, due 05/01/2011 (Cost $233,902) ................. $  243,239
                                                                    ----------

================================================================================
PAR VALUE   REGIONAL AUTHORITY BONDS -- 0.3%                           VALUE
--------------------------------------------------------------------------------
            Manitoba (Province of), Medium Term Notes,
$  205,000  5.50%, due 10/01/2008 (Cost $204,461) ................. $  212,380
                                                                    ----------

================================================================================
PAR VALUE   SHORT-TERM CORPORATE NOTES -- 3.3%                         VALUE
--------------------------------------------------------------------------------
$   14,371  American Family Financial Services, Inc., Demand
              Note, 2.52% ......................................... $   14,371
 1,365,041  U.S. Bank, N.A., Demand Note, 2.60% ...................  1,365,041
   703,995  Wisconsin Corporate Central Credit Union, Demand
              Note, 2.52% .........................................    703,995
                                                                    ----------

            TOTAL SHORT-TERM CORPORATE NOTES (Cost $2,083,407) .... $2,083,407
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 0.8%                                 VALUE
--------------------------------------------------------------------------------
   499,774  First American Tax Free Obligation Fund - Class A
              (Cost $499,774) ..................................... $  499,774
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.0% (Cost $53,067,830) $62,256,151

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%) .......    (21,459)
                                                                    ----------

             NET ASSETS -- 100.0% .................................$62,234,692
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 99.8%                                    VALUE
--------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY -- 8.7%
    19,000  Home Depot, Inc. ...................................... $  726,560
    21,100  Staples, Inc. .........................................    663,173
    13,000  Target Corporation ....................................    650,260
    19,000  Viacom, Inc. - Class B ................................    661,770
    19,000  Wal-Mart Stores, Inc. .................................    952,090
                                                                    ----------
                                                                     3,653,853
                                                                    ----------
            CONSUMER STAPLES -- 7.1%
    16,500  Alberto-Culver Company ................................    789,690
    25,000  PepsiCo, Inc. .........................................  1,325,750
    17,000  Procter & Gamble Company (The) ........................    901,000
                                                                    ----------
                                                                     3,016,440
                                                                    ----------
            ENERGY -- 7.7%
    12,000  Anadarko Petroleum Corporation ........................    913,200
    20,000  ChevronTexaco Corporation .............................  1,166,200
    21,000  Noble Drilling Corporation (a) ........................  1,180,410
                                                                    ----------
                                                                     3,259,810
                                                                    ----------
            FINANCIAL -- 14.5%
     5,900  Ambac Financial Group, Inc. ...........................    441,025
    11,000  American International Group, Inc. ....................    609,510
    29,000  Bank of America Corporation ...........................  1,278,900
    21,500  CIT Group, Inc. .......................................    817,000
    26,000  Citigroup, Inc. .......................................  1,168,440
     9,500  Goldman Sachs Group, Inc. .............................  1,044,905
    13,000  Prudential Financial, Inc. ............................    746,200
                                                                    ----------
                                                                     6,105,980
                                                                    ----------
            HEALTHCARE -- 17.5%
    19,000  Amgen, Inc. (a) .......................................  1,105,990
    14,000  Fisher Scientific International, Inc. (a) .............    796,880
    11,000  Johnson & Johnson .....................................    738,760
    14,000  Medtronic, Inc. .......................................    713,300
    37,000  Pfizer, Inc. ..........................................    971,990
    34,000  Teva Pharmaceutical Industries Ltd. ...................  1,054,000
     9,300  WellPoint, Inc. (a) ...................................  1,165,755
    11,000  Zimmer Holdings, Inc. (a) .............................    855,910
                                                                    ----------
                                                                     7,402,585
                                                                    ----------
            INDUSTRIALS -- 17.6%
     8,500  3M Company ............................................    728,365
     4,600  Caterpillar, Inc. .....................................    420,624
    38,500  Cendant Corporation ...................................    790,790
    18,000  Dover Corporation .....................................    680,220
     7,000  General Dynamics Corporation ..........................    749,350
    27,300  General Electric Company ..............................    984,438
    13,500  Illinois Tool Works, Inc. .............................  1,208,655
    14,000  ITT Industries, Inc. ..................................  1,263,360
    17,000  Norfolk Southern Corporation ..........................    629,850
                                                                    ----------
                                                                     7,455,652
                                                                    ----------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 99.8% (Continued)                         VALUE
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY -- 19.6%
    31,500  Accenture Ltd. - Class A (a) .......................... $  760,725
    12,200  Affiliated Computer Services, Inc. (a) ................    649,528
    44,000  Cisco Systems, Inc. (a) ...............................    787,160
    24,000  Dell Computer Corporation (a) .........................    922,080
    35,000  Intel Corporation .....................................    813,050
    14,000  Intuit, Inc. (a) ......................................    612,780
    22,000  Jabil Circuit, Inc. (a) ...............................    627,440
    12,500  Lexmark International, Inc. (a) .......................    999,625
    42,000  Microsoft Corporation .................................  1,015,140
    51,000  Oracle Corporation (a) ................................    636,480
    12,500  Qualcomm, Inc. ........................................    458,125
                                                                    ----------
                                                                     8,282,133
                                                                    ----------
            MATERIALS -- 6.0%
    20,000  Bemis Company, Inc. ...................................    622,400
    18,000  Dow Chemical Company (The) ............................    897,300
    21,000  Praxair, Inc. .........................................  1,005,060
                                                                    ----------
                                                                     2,524,760
                                                                    ----------
            TELECOMMUNICATIONS SERVICES -- 1.1%
    18,000  Vodafone Group PLC - ADR ..............................    478,080
                                                                    ----------

            TOTAL COMMON STOCKS -- 99.8% (Cost $34,654,651) .......$42,179,293

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..........     73,511
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$42,252,804
                                                                    ==========


(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
    PAR     VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE    OBLIGATION (GO) BONDS -- 98.2%                             VALUE
--------------------------------------------------------------------------------
            Alexandria, Virginia, GO,
$1,000,000  5.00%, due 06/15/2011, prerefunded 06/15/2010 @ 101 ... $1,085,930
            Arlington Co., Virginia, GO,
   990,000  5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .  1,009,929
            Chesapeake, Virginia, GO,
 1,000,000  5.50%, due 05/01/2011, prerefunded 05/01/2005 @ 102 ...  1,022,670
            Chesterfield Co., Virginia, GO,
    85,000  6.25%, due 07/15/2005 .................................     85,277
 1,000,000  4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 ...  1,045,550
            Fairfax Co., Virginia, GO,
   450,000  5.00%, due 10/01/2011 .................................    489,078
            Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.00%, due 06/01/2018 .................................  1,061,890
            Hampton, Virginia, GO,
 1,000,000  5.50%, due 02/01/2012, prerefunded 02/01/2010 @ 102 ...  1,113,760
            Hanover Co., Virginia, GO,
 1,000,000  5.125%, due 07/15/2013 ................................  1,076,700
            Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000  6.50%, due 08/15/2009 .................................  1,122,790
            Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000  5.50%, due 11/01/2008 .................................  1,079,820
            James City, Virginia, Service Authority, Water and Sewer,
 1,000,000  Revenue, 5.125%, due 01/15/2017 .......................  1,073,410
            Loudoun Co., Virginia, Industrial Dev. Authority,
 1,000,000  Public Facility Lease, Revenue, 5.00%, due 03/01/2019 .  1,053,380
            Medical College of Virginia, Hospitals Authority, Revenue,
   700,000  5.00%, due 07/01/2013 .................................    740,915
            Newport News, Virginia, GO,
 1,000,000  5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ..  1,028,100
            Norfolk, Virginia, Water, Revenue,
 1,000,000  5.00%, due 11/01/2016 .................................  1,057,680
            Pamunkey, Virginia, Regional Jail Authority, Jail
              Facility, Revenue,
 1,000,000  5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102 ...  1,056,560
            Portsmouth, Virginia, GO,
   800,000  5.00%, due 08/01/2017 .................................    835,120
            Richmond, Virginia, GO,
 1,000,000  5.45%, due 01/15/2008 .................................  1,065,170
            Richmond, Virginia, Industrial Dev. Authority,
              Government Facilities, Revenue,
 1,010,000  4.75%, due 07/15/2010 .................................  1,072,782
            Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000  5.25%, due 07/15/2014 .................................  1,102,490
            Roanoke, Virginia, GO,
   185,000  5.00%, due 08/01/2009, prerefunded 08/01/2006 @ 102 ...    194,191
   815,000  5.00%, due 08/01/2009 .................................    853,321
            Roanoke, Virginia, Industrial Dev. Authority, Hospital,
              Revenue,
 1,250,000  2.23%, floating rate, due 07/01/2027 ..................  1,250,000
            Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000  5.00%, due 07/01/2015 .................................  1,079,280

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE     OBLIGATION (GO) BONDS -- 98.2% (Continued)                 VALUE
--------------------------------------------------------------------------------
            Spotsylvania County, Virginia, GO,
$  500,000  5.00%, due 01/15/2016 ................................. $  537,480
            Suffolk, Virginia, GO,
   350,000  5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102 ...    369,442
 1,000,000  5.00%, due 12/01/2015 .................................  1,056,520
            University of Virginia, Revenue,
 1,000,000  5.25%, due 06/01/2012 .................................  1,080,880
            Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000  5.00%, due 07/01/2015, prerefunded 07/01/2006 @ 102 ...    733,614
            Virginia Beach, Virginia, GO,
   800,000  5.25%, due 08/01/2010 .................................    857,128
            Virginia Commonwealth Transportation Board, Revenue,
   850,000  7.25%, due 05/15/2020 .................................    929,007
            Virginia Residential Authority, Revenue,
   500,000  5.50%, due 05/01/2017 .................................    546,045
            Virginia State Housing Dev. Authority, Multi-Family,
   150,000  Revenue, 6.30%, due 11/01/2015 ........................    153,201
            Virginia State Public School Authority, Revenue,
 1,000,000  5.25%, due 08/01/2009 .................................  1,080,060
                                                                    ----------

            TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
              OBLIGATION (GO) BONDS (Cost $30,014,903) ............$30,999,170
                                                                    ----------

================================================================================
  SHARES    MONEY MARKET FUNDS -- 2.0%                                 VALUE
--------------------------------------------------------------------------------
   616,316  First American Tax Free Obligation Fund -
              Class A (Cost $616,316) ............................. $  616,316
                                                                    ----------

            TOTAL INVESTMENTS AT VALUE-- 100.2% (Cost $30,631,219) $31,615,486

            LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)........    (56,033)
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$31,559,453
                                                                    ==========


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2005
================================================================================
  SHARES    COMMON STOCKS -- 97.3%                                     VALUE
--------------------------------------------------------------------------------
            AUSTRALIA -- 3.6%
    57,710  Alumina Ltd. (b) ...................................... $  121,090
     8,671  BHP Billiton Ltd. (b) .................................    263,626
    57,710  WMC Resources Ltd. (b) ................................    352,991
                                                                    ----------
                                                                       737,707
                                                                    ----------
            CANADA -- 0.3%
     3,718  Placer Dome, Inc. .....................................     60,306
                                                                    ----------

            FINLAND -- 0.3%
     4,563  Nokia Oyj - ADR .......................................     70,407
                                                                    ----------

            FRANCE - 7.6%
     3,820  Accor SA (b) ..........................................    187,509
    18,310  Alcatel SA (b) ........................................    221,740
     1,689  Casino Guichard-Perrachon SA (b) ......................    142,381
     3,436  Compagnie de Saint-Gobain (b) .........................    210,007
     1,719  France Telecom SA (b) .................................     51,525
     2,015  Renault SA (b) ........................................    180,463
     2,526  Sanofi-Aventis (b) ....................................    213,908
     4,795  Suez SA (b) ...........................................    129,468
     6,345  Vivendi Universal SA (b) ..............................    194,758
                                                                    ----------
                                                                     1,531,759
                                                                    ----------
            GERMANY -- 13.0%
     1,419  Allianz AG (b) ........................................    180,555
     1,639  Altana AG (b) .........................................    104,149
     4,959  Bayer AG (b) ..........................................    164,497
     4,452  Bayerische Hypo-und Vereinsbank AG (a) (b) ............    108,967
     1,716  Bayerische Motoren Werke AG (b) .......................     78,033
     3,903  DaimlerChrysler AG (b) ................................    175,204
     3,417  Deustche Bank AG (b) ..................................    295,422
     6,322  Infineon Technologies AG (a) (b) ......................     60,611
     3,166  KarstadtQuelle AG .....................................     31,889
       495  Lanxess AG (a) ........................................     10,171
     3,129  Metro AG (b) ..........................................    168,563
     1,710  Muencher Rueckversicherungs-Gesellschaft AG (b) .......    205,877
     1,283  SAP AG (b) ............................................    206,294
     3,071  Schering AG (b) .......................................    205,142
     4,194  Siemens AG (b) ........................................    332,006
     6,277  Volkswagon AG (b) .....................................    299,660
                                                                    ----------
                                                                     2,627,040
                                                                    ----------
            GREECE -- 1.0%
    11,485  Hellenic Telecommunications Organization SA (b) .......    203,026
                                                                    ----------

            HONG KONG -- 0.2%
   125,814  Air China Ltd. - Class H (a) ..........................     45,571
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            ITALY -- 5.1%
     7,404  Assicurazioni Generali SpA (b) ........................ $  239,723
    28,459  Enel SpA (b) ..........................................    273,085
    17,050  ENI SpA (b) ...........................................    444,251
    54,750  Pirelli & C. SpA (b) ..................................     68,269
                                                                    ----------
                                                                     1,025,328
                                                                    ----------
            JAPAN -- 24.9%
    11,000  Bridgestone Corporation (b) ...........................    202,169
     2,700  Canon, Inc. (b) .......................................    144,630
    19,000  Daiwa Securities Group, Inc. (b) ......................    124,898
        45  East Japan Railway Company (b) ........................    242,118
       500  Electric Power Development Company Ltd. (b) ...........     15,412
    10,000  JSR Corporation (b) ...................................    197,280
    67,000  ITOCHU Corporation (b) ................................    337,317
     4,700  Ito-Yokado Company Ltd. (b) ...........................    187,403
     1,800  KYOCERA CORPORATION (b) ...............................    128,385
    10,200  MARUI COMPANY LTD. (b) ................................    137,020
    14,000  Matsushita Electric Industrial Company Ltd. (b) .......    206,015
        20  Millea Holdings, Inc. (b) .............................    290,866
    24,000  Mitsubishi Estate Company Ltd. (b) ....................    278,647
        23  Mitsubishi Tokyo Financial Group, Inc. (b) ............    198,628
    23,000  Nikko Cordial Corporation (b) .........................    114,891
    23,300  Nissan Motor Company Ltd. (b) .........................    238,689
    24,300  Nomura Holdings, Inc. (b) .............................    337,439
     1,800  ROHM COMPANY Ltd. (b) .................................    173,741
     4,500  SECOM Company Ltd. (b) ................................    187,112
     5,000  Seven-Eleven Japan Company, Ltd. (b) ..................    146,383
    14,000  Sharp Corporation (b) .................................    211,701
        50  Sumitomo Mitsui Financial Group, Inc. (b) .............    338,314
     4,050  T&D Holdings, Inc. (b) ................................    205,964
     3,100  Tokyo Electron Ltd. (b) ...............................    176,250
        42  UFJ Holdings, Inc. (b) ................................    220,480
                                                                    ----------
                                                                     5,041,752
                                                                    ----------
            NETHERLANDS -- 8.7%
     5,346  ABN AMRO Holdings NV (b) ..............................    132,932
     8,356  Aegon NV (b) ..........................................    112,933
     3,936  Akzo Nobel NV (b) .....................................    180,504
     7,823  Fortis (b) ............................................    223,926
     7,616  ING Groep NV (b) ......................................    230,687
    28,541  Koninklijke (Royal) KPN NV (b) ........................    256,089
     5,962  Koninklijke (Royal) Philips Electronics NV (b) ........    164,610
     6,783  Royal Dutch Petroleum Company (b) .....................    407,566
     1,951  VNU NV (b) ............................................     57,101
                                                                    ----------
                                                                     1,766,348
                                                                    ----------
            POLAND -- 0.2%
     5,340  Powszechna Kasa Oszczednosci Bank Polski SA (a) .......     47,255
                                                                    ----------

            PORTUGAL -- 0.7%
    31,605  EDP - Energias de Portugal, SA (b) ....................     88,381
    31,351  Sonae, S.G.P.S., SA (b) ...............................     47,239
                                                                    ----------
                                                                       135,620
                                                                    ----------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES    COMMON STOCKS -- 97.3% (Continued)                         VALUE
--------------------------------------------------------------------------------
            SINGAPORE -- 1.3%
    29,000  DBS Group Holdings Ltd. (b) ........................... $  261,731
                                                                    ----------

            SPAIN -- 3.7%
    20,241  Repsol YPF SA (b) .....................................    537,588
    12,307  Telefonica SA (a) (b) .................................    214,248
                                                                    ----------
                                                                       751,836
                                                                    ----------
            SWEDEN -- 3.2%
    28,174  Nordea Bank AB (b) ....................................    285,809
     9,937  Skandinaviska Enskilda Banken AB (b) ..................    189,215
    63,768  Telefonaktiebolaget LM Ericsson (a) (b) ...............    180,602
                                                                    ----------
                                                                       655,626
                                                                    ----------
            SWITZERLAND -- 6.5%
     5,330  Credit Suisse Group (b) ...............................    228,802
       660  Nestle SA (b) .........................................    181,490
     6,802  Novartis AG (b) .......................................    318,650
     1,884  Roche Holdings AG (b) .................................    202,720
       482  Swisscom AG (b) .......................................    177,502
     1,381  Swiss Re (b) ..........................................     99,285
       606  Zurich Financial Services AG (b) ......................    106,798
                                                                    ----------
                                                                     1,315,247
                                                                    ----------
            UNITED KINGDOM -- 17.0%
    29,614  BAE Systems PLC (b) ...................................    145,239
     6,020  Berkeley Group (The) PLC ..............................     91,629
    31,200  Cable & Wireless PLC (b) ..............................     76,181
    21,858  GlaxoSmithKline PLC (b) ...............................    501,379
    32,789  Imperial Chemical Industries PLC (b) ..................    166,201
    41,019  J Sainsbury PLC .......................................    224,585
    10,685  Kesa Electricals PLC (b) ..............................     60,955
    46,747  Kingfisher PLC (b) ....................................    254,988
    13,964  Land Securities Group PLC (b) .........................    340,953
    20,246  Lloyds TSB Group PLC (b) ..............................    182,181
    25,358  Pilkington PLC (b) ....................................     56,810
    24,729  Prudential PLC (b) ....................................    236,540
     6,847  Rio Tinto PLC (b) .....................................    221,338
    27,377  Rolls-Royce Group PLC (b) .............................    126,084
 1,368,850  Rolls-Royce Group PLC - B Shares ......................      2,651
    28,097  Shell Transport & Trading Company PLC (b) .............    252,774
    12,792  Whitbread PLC (b) .....................................    225,134
    40,215  William Morrison Supermarkets PLC (b) .................    149,088
   114,904  Woolworths Group PLC (b) ..............................    117,916
                                                                    ----------
                                                                     3,432,626
                                                                    ----------

            TOTAL COMMON STOCKS -- 97.3% (Cost $17,200,930)........$19,709,185

            OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.7% .........    556,601
                                                                    ----------

            NET ASSETS -- 100.0% ..................................$20,265,786
                                                                    ==========


(a)  Non-income producing security.

(b)  Fair value priced (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national or foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Because the value of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of The Jamestown International Equity Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate The Jamestown International Equity Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2005 and March 31, 2004, proceeds from redemption fees total $0 and $400, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

================================================================================
The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                          EXEMPT-
                                      PERIODS   ORDINARY     LONG-TERM   INTEREST      TOTAL
                                      ENDED      INCOME    CAPITAL GAINS DIVIDENDS DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Jamestown Balanced Fund              3/31/05   $1,272,922   $2,418,040  $     --     $3,690,962
                                     3/31/04   $1,584,645   $2,991,258  $     --     $4,575,903
------------------------------------------------------------------------------------------------
Jamestown Equity Fund                3/31/05   $  387,209   $2,885,990  $     --     $3,273,199
                                     3/31/04   $  127,664   $1,325,502  $     --     $1,453,166
------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund   3/31/05   $   12,358   $     --    $1,128,804   $1,141,162
                                     3/31/04   $     --     $     --    $1,211,959   $1,211,959
------------------------------------------------------------------------------------------------
Jamestown International Equity Fund  3/31/05   $  157,727   $     --    $     --     $  157,727
                                     3/31/04   $  150,544   $     --    $     --     $  150,544
------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================================================
The tax character of distributable earnings at March 31, 2005 was as follows:
---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
 Cost of portfolio investments ................   $ 53,274,225    $ 34,722,165    $ 30,622,331    $ 17,243,244
                                                  ============    ============    ============    ============

 Gross unrealized appreciation ................   $ 10,050,993    $  8,410,393    $  1,061,123    $  2,610,743
 Gross unrealized depreciation ................     (1,069,067)       (953,265)        (67,968)       (144,802)
                                                  ------------    ------------    ------------    ------------
 Net unrealized appreciation
 on investments ...............................   $  8,981,926    $  7,457,128    $    993,155    $  2,465,941
 Net unrealized depreciation on translation of
   assets and liabilities in foreign currencies           --              --              --               (15)
 Undistributed ordinary income ................         23,133           3,904          19,485           7,194
 Undistributed long-term gains ................         50,364         131,092            --              --
 Capital loss carryforwards ...................           --              --           (32,643)    (17,272,368)
 Other temporary differences ..................        (72,179)       (134,492)        (19,485)           (987)
                                                  ------------    ------------    ------------    ------------
 Total distributable earnings
  (accumulated deficit) .......................   $  8,983,244    $  7,457,632    $    960,512    $(14,800,235)
                                                  ============    ============    ============    ============
---------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2005, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund utilized capital loss carryforwards of $47,030 and $2,101,268, respectively, to offset current year realized gains.

As of March 31, 2005, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                   EXPIRES
                                                     AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund               $     32,643        2009
--------------------------------------------------------------------------------
Jamestown International Equity Fund              $  2,773,096        2010
                                                   13,878,931        2011
                                                      620,341        2012
                                                 ------------
                                                 $ 17,272,368
                                                 ============
--------------------------------------------------------------------------------
These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2005, The Jamestown Balanced Fund reclassified $48,846 of overdistributed net investment income against accumulated net realized loss and The Jamestown Tax Exempt Virginia Fund reclassified $16,003 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Fund's net assets or net assets value per share.

Additionally, for the year ended March 31, 2005, The Jamestown International Equity Fund reclassified $9,732 of net realized losses from security transactions against undistributed net investment income on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These differences are primarily due to the tax treatment of forward foreign currency exchange contracts. Such reclassification had no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2005:

---------------------------------------------------------------------------------------------------------------
                                                   JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                                    BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                      FUND            FUND        VIRGINIA FUND    EQUITY FUND
---------------------------------------------------------------------------------------------------------------
Purchases of investment securities                $ 15,345,303    $ 15,060,683    $  4,771,334    $  21,624,434
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

Proceeds from sales and maturities
  of investment  securities                       $ 20,801,979    $ 24,687,630    $  5,671,690    $  24,363,458
                                                  ============    ============    ============    =============
---------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% of its average daily net assets up to $250 million, .60% of the next $250 million of such net assets and .55% of such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% of its average daily net assets up to $500 million and .55% of such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such net assets and .30% of such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% of its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

For the year ended March 31, 2005, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund to 0.69% of its average daily net assets. Additionally during the year, the Adviser voluntarily undertook to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of average daily net assets through April 28, 2004 and to 1.44% of average daily net assets thereafter. Accordingly, the Adviser voluntarily waived $9,614 and $97,577, respectively, of such Funds' investment advisory fees during the year ended March 31, 2005.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

The Chief Compliance Officer of the Funds (the CCO) is an employee of the Adviser. The Funds pay the Adviser $18,000 annually for providing CCO services.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% of its respective average daily net assets up to $25 million; .125% of the next $25 million of such net assets; and .10% of such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the Distributor), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The Distributor receives no compensation from the Funds for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Adviser for such services.

4.  BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $24,000 and $24,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2005.

5.  FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2005, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

7.  CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the three years in the period ended March 31, 2003 were audited by other auditors whose report dated April 25, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                               /s/ Ernst & Young

Cincinnati, Ohio
May 9, 2005

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                       POSITION HELD              LENGTH OF
TRUSTEE                     ADDRESS                          AGE       WITH THE TRUST             TIME SERVED
----------------------------------------------------------------------------------------------------------------

*Charles M. Caravati, Jr.   931 Broad Street Road            67       Chairman and               Since
                            Manakin-Sabot, VA                         Trustee                    June 1991
----------------------------------------------------------------------------------------------------------------
* Austin Brockenbrough III  1802 Bayberry Court, Suite 400   67       Trustee and                Since
                            Richmond, VA                              Vice President             September 1988
----------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                  50       Trustee                    Since
                            Lynchburg, VA                                                        September 1988
----------------------------------------------------------------------------------------------------------------
 J. Finley Lee              4488 Pond Apple Dr. N.           64       Trustee                    Since
                            Naples, FL                                                           September 1988
----------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street            54       Trustee                    Since
                            Mobile, AL                                                           June 1991
----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill         University of Richmond           64       Trustee                    Since
                            Richmond, VA                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette      100 Jacintopport Boulevard       44       Trustee                    Since
                            Saraland, AL                                                         March 1993
----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.         47 Willway Avenue                71       Trustee                    Since
                            Richmond, VA                                                         July 1997
----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III         302 Clovelly Road                68       Trustee                    Since
                            Richmond, VA                                                         November 1988
----------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III    1802 Bayberry Court, Suite 400   39       President, Jamestown       Since
                            Richmond, VA                              Balanced Fund,             January 1996
                                                                      Equity Fund and
                                                                      International Equity Fund
----------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson         1802 Bayberry Court, Suite 400   45       President, Jamestown       Since
                            Richmond, VA                              Tax Exempt Virginia Fund   March 1995
----------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.  1802 Bayberry Court, Suite 400   56       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          February 2002
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Connie R. Taylor           1802 Bayberry Court, Suite 400   54       Vice President, Jamestown  Since
                            Richmond, VA                              Balanced Fund and          March 1993
                                                                      Equity Fund
----------------------------------------------------------------------------------------------------------------
 Pamela C. Simms            1802 Bayberry Court, Suite 400   43       Vice President, Jamestown  Since
                            Richmond, VA                              Tax Exempt Virginia Fund   February 2003
----------------------------------------------------------------------------------------------------------------
 Page T. Reece              1802 Bayberry Court, Suite 400   47       Chief Compliance Officer   Since
                            Richmond, VA                                                         September 2004
----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey           225 Pictoria Drive, Suite 450    47       Vice President             Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 Mark J. Seger              225 Pictoria Drive, Suite 450    42       Treasurer                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
 John F. Splain             225 Pictoria Drive, Suite 450    47       Secretary                  Since
                            Cincinnati, OH                                                       November 2000
----------------------------------------------------------------------------------------------------------------
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of
Section  2(a)(19) of the Investment  Company Act of 1940. Charles M. Caravati, Jr. is  the father of Charles  M.
Caravati III.

THE JAMESTOWN FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager).

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is Chief Executive Officer of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Chief Investment Officer of Equities of Virginia Retirment System (VRS). Subsequent to his retirement, he temporarily served as Acting Managing Director of Equities for VRS.

Samuel B. Witt III is the retired Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Page T. Reece is Chief Complaince Officer and Director of Operations of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds' actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of The Jamestown International Equity Fund held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================
--------------------------------------------------------------------------------

                                          Beginning          Ending
                                        Account Value     Account Value    Expenses Paid
                                       October 1, 2004   March 31, 2005    During Period*
------------------------------------------------------------------------------------------
THE JAMESTOWN BALANCED FUND
Based on Actual Fund Return               $1,000.00         $1,028.00       $    4.50
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.49       $    4.48
------------------------------------------------------------------------------------------

THE JAMESTOWN EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,042.50       $    4.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,020.34       $    4.63
------------------------------------------------------------------------------------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $  995.30       $    3.43
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,021.49       $    3.48
------------------------------------------------------------------------------------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------
Based on Actual Fund Return               $1,000.00         $1,140.20       $    7.68
Based on Hypothetical 5% Return
  (before expenses)                       $1,000.00         $1,017.75       $    7.24
------------------------------------------------------------------------------------------
* Expenses are equal to the Funds'  annualized  expense ratios for the period as stated  below,  multiplied  by  the  average  account  value  over  the  period, multiplied by 182/365 (to reflect the one-half year period).

              The Jamestown Balanced Fund                 0.89%
              The Jamestown Equity Fund                   0.92%
              The Jamestown Tax Exempt Virginia Fund      0.69%
              The Jamestown International Equity Fund     1.44%

THE JAMESTOWN FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,272,922, $387,209 and $157,727, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2005, 53% and 100% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER INFORMATION (UNAUDITED)
================================================================================
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's
(SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC's website at http://www.sec.gov.

The Company files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-866-738-1126. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Company's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE JAMESTOWN FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
================================================================================
At an in-person meeting held on February 21, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of each Fund's Investment Advisory Agreement with the Adviser, as well as the Sub-Advisory Agreement with Oechsle on behalf of The Jamestown International Equity Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board's approvals.

In selecting the Adviser and approving the most recent annual continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and Oechsle and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund's performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser's comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Funds' other service providers, were considered in light of the Funds' compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds' independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and Oechsle, the qualifications of their key investment and compliance personnel, and the Adviser's financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also indirect benefits to the Adviser and Oechsle, such as the benefits of research made available to the Adviser and Oechsle by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Fund. In evaluating the Funds' advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

THE JAMESTOWN FUNDS
DISCLOSURE  REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================
Based upon their review of this information, the Independent Trustees concluded that: (i) based on the competitive long-term returns of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund as compared to similarly managed funds and comparable private accounts managed by the Adviser, and the other services provided under the Investment Advisory Agreements, they believe that the Adviser has provided high-quality services to such Funds; (ii) although The Jamestown International Equity Fund has underperformed its benchmark and most of its peer group over its operating history, they believe that the Adviser and Oechsle have made changes to the Fund's investment strategies and management, particularly in naming a new portfolio manager, that has positioned the Fund well for improved performance;
(iii) the investment advisory fees of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund are competitive and the expense ratios are lower than the average of comparably managed funds, as calculated and published by Morningstar, Inc.; and (iv) the Adviser's commitment to cap overall operating expenses by waiving a significant portion of its advisory fees has enabled The Jamestown International Equity Fund to increase returns for shareholders of the Fund and maintain an overall expense ratio that is competitive with the average of similarly managed funds, despite the small size of the Fund. As a result of the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the indirect benefits to, and the profitability of, the Adviser but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements and the Sub-Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement (and, with respect to the The Jamestown International Equity Fund, the Sub-Advisory Agreement) without modification to its terms, including the fees charged for services thereunder.

================================================================================
   -------------------------------------------------------------------------

                              THE JAMESTOWN FUNDS

                              INVESTMENT ADVISER
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, Ohio 45246-0707
                              (Toll-Free) 1-866-738-1126

                              INDEPENDENT REGISTERED PUBLIC
                              ACCOUNTING FIRM
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III











   -------------------------------------------------------------------------
================================================================================

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 10(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Erwin H. Will, Jr. Mr. Will is "independent" for purposes of this Item.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $116,700 and $110,000 with respect to the registrant's fiscal years ended March 31, 2005 and 2004, respectively.

     (b) AUDIT-RELATED FEES. The aggregate fees billed for services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 with respect to the registrant's fiscal year ended March 31, 2005. The services comprising these fees related to the review of a post-effective amendment to the registrant's registration statement and issuance of the public accountant's consent to the inclusion in such registration statement of its report relating to the registrant's audited financial statements. No fees were billed with respect to the registrant's fiscal year ended March 31, 2004 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

     (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

               o Services associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters--$5,000

               o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies--$5,000

               o    All  tax  services   provided  to  the   registrant  in  the
                    aggregate--$5,000

     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 10. CONTROLS AND PROCEDURES.

(a)(1) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(a)(2) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH       Code of Ethics


Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act


Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
             ----------------------------------------------------------------


By (Signature and Title)*    /s/ John F. Splain
                           ---------------------------------------------

                           John F. Splain, Secretary

Date          May 27, 2005
      ------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*    /s/ John T. Bruce
                           ---------------------------------------------

                           John T. Bruce, President (FBP Value Fund and
                           FBP Balanced Fund)

Date          May 27, 2005
      ------------------------------



By (Signature and Title)*     /s/ Richard Mitchell
                            --------------------------------------------

                            Richard Mitchell, President (The Government
                            Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund)

Date          May 27, 2005
      ------------------------------

By (Signature and Title)*    /s/ Charles M. Caravati III
                           ---------------------------------------------

                           Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                           The Jamestown International Equity Fund)


Date          May 27, 2005
      ------------------------------



By (Signature and Title)*    /s/ Beth Ann Gustafson
                           ---------------------------------------------

                           Beth Ann Gustafson, President (The Jamestown
                           Tax Exempt Virginia Fund)

Date          May 27, 2005
      ------------------------------



By (Signature and Title)*    /s/ Joseph L. Antrim III
                           ---------------------------------------------

                           Joseph L. Antrim III, President (The Davenport Equity Fund)

Date           May 27, 2005
      ------------------------------



By (Signature and Title)*    /s/ Mark J. Seger
                           ---------------------------------------------

                           Mark J. Seger, Treasurer

Date         May 27, 2005
      ------------------------------



* Print the name and title of each signing officer under his or her signature.